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PROSPECTUS

Protective Preserver
Single Premium Plus

Issued by: PROTECTIVE LIFE INSURANCE COMPANY
2801 Highway 280 South
Birmingham, Alabama 35223
Telephone (800) 866-3555

        This prospectus describes the the Protective Preserver, an individual modified single premium variable and fixed life insurance policy (the "Policy") for individuals and certain groups. Protective Life Insurance Company ("Protective") issues the Policy. Please read the prospectus carefully before you invest.

        This prospectus also describes the Protective Single Premium Plus (also known as The Protective SPVL in some states) which was offered by Protective in most states prior to the date of this prospectus and which will continue to be offered in certain states until approval is received for the sale of the Premiere Preserver policy in such state. References in this prospectus to the Policy will also refer to the Single Premium Plus unless the context otherwise requires.

        The Policy is designed to provide insurance protection on the life of the insured individual named in the Policy.

        The Policy is a modified endowment contract for federal income tax purposes, except in certain cases described under "Tax Considerations". A loan, distribution, or other amount received from a modified endowment contract during the life of the Insured will be taxed to the extent of any accumulated income in the contract. Amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.

        Generally, the minimum initial premium accepted by Protective is $10,000. Protective reserves the right to allocate the initial premium to the Oppenheimer Money Fund Sub-Account or to the Fixed Account during the Cancellation Period. At the end of the Cancellation Period, any amount so allocated will be transferred to the Funds specified in the Owner's application.

        The Policy Value of the life insurance policy will fluctuate with the investment performance of the investment options you select. Two Fixed Accounts are also available.

        The Owner may, within limits, allocate premium and Policy Value to one or more Sub-Accounts of the Protective Variable Life Separate Account (the "Variable Account") and Protective's general account (the "Guaranteed Account"). The prospectuses for the investment funds describe the investment objective(s) and risks of investing in the Sub-Account corresponding to each. You bear the entire investment risk for Policy Value allocated to a Sub-Account. The Policy has no guaranteed minimum Surrender Value except for amounts allocated to the Fixed Account and the DCA Fixed Account. The assets of each Sub-Account will be invested solely in a corresponding Fund of Protective Investment Company, Van Kampen Life Investment Trust, MFS® Variable Insurance TrustSM, Oppenheimer Variable Account Funds, Calvert Variable Series, Inc. and Fidelity® Variable Insurance Products Funds.

        It may not be advantageous to replace existing insurance with this Policy or to use proceeds from any existing insurance to purchase this Policy. Within certain limits, you may return the Policy.

          Policies (except for Policies issued in certain states) include an arbitration provision that mandates resolution of all disputes arising under the Policy other than those arising under the federal securities laws through binding arbitration. This provision is intended to restrict an Owner's ability to litigate such disputes. See "Arbitration".

        These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

      This Policy may not be available for sale in all states.

        An investment in the Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the Policy Federally insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Policy involves certain risks, including the loss of premium payments (principal).

The date of this prospectus is February 27, 2002

PROSPECTUS CONTENTS

Policy Loans	26
- General	26
- Impact on Lapse Protection Rider	26
- Loan Collateral	26
- Loan Repayment	27
- Interest	27
- Non-Payment of Policy Loan	27
- Effect of a Policy Loan	28
Death Benefit Proceeds	28
- Calculation of Death Benefit Proceeds	28
- Death Benefit	28
- Increasing the Face Amount	28
- Impact on Lapse Protection Rider	29
- Decreasing the Face Amount	29
Settlement Options	29
- Minimum Amounts	29
- Other Requirements	29
The Guaranteed Account	30
The Guaranteed Account	30
Interest Credited on Guaranteed Account	30
Guaranteed Account Value	30
Payments from the Guaranteed Account	31
Charges and Deductions	31
Monthly Deductions	31
- Cost of Insurance Charge	31
- Cost of Insurance Rates — General	32
- Cost of Insurance Rates — Protective Preserver	32
- Cost of Insurance Rates — Protective Single Premium Plus	32
- Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits	32
- Monthly Policy Expense Charge	32
- Mortality and Expense Risk Charge	33
- Supplemental Rider Charges	33
- Lapse Protection Rider	33
- Comprehensive Long-Term Care Accelerated Death Benefit Rider	33
Annual Maintenance Fee	33
Transfer Fee	33
Surrender Charge (Contingent Deferred Sales Charges) and Premium Tax Recovery Charge	33
Fund Expenses	34
Exchange Privilege	34
Effect of the Exchange Offer	36
- Tax Matters	36
- Sales Commissions	36
Illustrations of Policy Values, Surrender Values, Death Benefits and Accumulated Premium Payments	37
Protective Preserver	38
Protective Single Premium Plus	42
Other Policy Benefits and Provisions	46
Limits on Rights to Contest the Policy	46
- Incontestability	46
- Suicide Exclusion	46
Changes in the Policy or Benefits	46
- Misstatement of Age or Sex	46
- Other Changes	46
Suspension or Delay of Payments	46
Reports to Policy Owners	46
Assignment	47

Arbitration	47
Supplemental Riders and Endorsements	47
Supplemental Riders	47
- Comprehensive Long-Term Care Accelerated Death Benefit Rider	47
- Tax Consequences of the ADBR	48
- Amount of the Accelerated Death Benefit	48
- Conditions for Receipt of the Accelerated Death Benefit	48
- Operation of the ADBR	48
- Effect on Existing Policy	48
- Lapse Protection Rider	48
Endorsements	49
Reinsurance	49
Uses of the Policy	49
Tax Considerations	49
Introduction	49
Tax Status of Protective	50
Taxation of Life Insurance Policies	50
- Tax Status of the Policy	50
— Diversification Requirements	50
— Ownership Treatment	50
- Tax Treatment of Life Insurance Death Benefit Proceeds	51
- Tax Deferral During Accumulation Period	51
Policies Which Are MEC's	51
— Characterization of a Policy as a MEC	51
— Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs	52
— Penalty Tax	52
— Aggregation of Policies	52
— Constructive Receipt Issues	52
Policies Which Are Not MEC's	52
— Tax Treatment of Withdrawals Generally	52
— Certain Distributions Required by the Tax Law in the First 15 Policy Years	52
— Tax Treatment of Loans	53
Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider	53
Actions to Ensure Compliance with the Tax Law	53
Other Considerations	53
Disallowance of Interest Deductions	53
Federal Income Tax Withholding	54
Other Information About the Policies and Protective	54
Sale of the Policies	54
Corporate Purchasers	54
Protective Directors and Executive Officers	55
State Regulation	57
Additional Information	57
Independent Accountants	57
Experts	57
IMSA	57
Legal Matters	58
Financial Statements	58
Independent Accountants
Index to Financial Statements	F-1
Appendices
A-Example of Death Benefit Computations	A-1

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

DEFINITIONS OF TERMS

"'We," "us," "our," "Protective," and "Company" refer to Protective Life Insurance Company. "You" and "your" refer to the person(s) who have been issued a Policy.

Annual Withdrawal Amount  —  An annual amount you may withdraw during a Policy Year, and not incur a surrender charge or premium tax recovery charge.

Attained Age  —  The Insured's age as of the last birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

Cancellation Period  —  Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

Cash Value  —  Policy Value minus any applicable surrender charge and premium tax recovery charge.

DCA Fixed Account  —  Part of Protective's General Account. Only premium payments may be allocated to this account, which is available only in connection with dollar cost averaging. No transfers may be made to the DCA Fixed Account from other allocation options.

Death Benefit  —  The amount of insurance provided under the Policy used to determine the Death Benefit Proceeds.

Death Benefit Proceeds  —  The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any rider to the Policy less (1) any Policy Debt (2) any liens for payments made under an accelerated death benefit rider and (3) unpaid Monthly Deductions if the Insured dies during a grace period.

Face Amount  —  A dollar amount selected by the Owner and shown in the Policy on the Policy Specifications Page or Supplemental Policy Specifications Page.

Fixed Account  —  Part of Protective's general account to or from which Policy Value may be transferred and into which premiums may be allocated under a Policy.

Fixed Account Value  —  The Policy Value in the Fixed Account.

Fund  —  A separate investment portfolio of an open-ended management investment company, or unit investment trust, in which a Sub-Account invests.

Guaranteed Account  —  The Fixed Account, the DCA Fixed Acount and any other account that the Company may offer with interest rate guarantees.

Guaranteed Account Value  —  The Policy Value in the Fixed Account and the DCA Fixed Account.

Home Office  —  2801 Highway 280 South, Birmingham, Alabama 35223.

Initial Face Amount  —  The Face Amount on the Policy Effective Date.

Initial Premium  —  The initial premium payment made by the Owner equal to 100% of the Internal Revenue Code Section 7702 Guideline Single Premium for the Face Amount given the Insured's age, sex and underwriting class.

Insured  —  The person whose life is covered by the Policy.

Issue Age  —  The Insured's age as of the last birthday on the Policy Effective Date.

Issue Date  —  The date the Policy is issued.

Lapse  —  Termination of the Policy at the expiration of the grace period while the Insured is still living.

Loan Account  —  An account within Protective's general account to which Guaranteed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

Monthly Anniversary Day  —  The same day in each month as the Policy Effective Date.

Monthly Deductions  —  The fees and charges deducted monthly based on the Fixed Account Value and/or Variable Account Value as described on the Policy Specifications Page of the Policy.

Policy Anniversary  —  The same day and month in each Policy Year as the Policy Effective Date.

Policy Debt  —  The sum of all outstanding policy loans plus accrued interest.

Policy Effective Date  —  The date shown in the Policy as of which coverage under the Policy begins.

Policy Value  —  The sum of the Variable Account Value, the Guaranteed Account Value, and the Loan Account Value.

Policy Year  —  Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Preferred Loan  —  That portion of the Loan Account up to the amount by which Surrender Value exceeds total premium payments made.

Sub-Account  —  A separate division of the Variable Account. Each Sub-Account invests in a corresponding Fund.

Sub-Account Value  —  The Policy Value in a Sub-Account.

Surrender Value  —  The Cash Value minus any outstanding Policy Debt and any liens made under an accelerated death benefit rider or endorsement.

Valuation Day  —  Each day the New York Stock Exchange and the Home Office are open for business except for a day a Sub-Account's corresponding Fund does not value its shares.

Valuation Period  —  The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

Variable Account  —  Protective Variable Life Separate Account, a separate investment account of Protective to or from which Policy Value may be transferred and into which premiums may be allocated.

Variable Account Value  —  The sum of all Sub-Account Values.

SUMMARY AND DIAGRAM OF THE POLICY

        The following summary of prospectus information and diagram of the Policy should be read in conjunction with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force and there is no outstanding Policy Debt.

        Policy.    In certain states a Policy may be available only as a group contract. If you purchase a group contract, we will issue you a certificate that represents your ownership and summarizes the provisions of the group contract. References to "Policy" in this prospectus include certificates, unless the context requires otherwise.

        Purpose of the Policy.    The Policy is designed to be a long-term investment providing insurance benefits. A prospective Owner should evaluate the Policy in conjunction with other insurance policies he or she may own, as well as their need for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations (see below).

        Comparison with Universal Life Insurance.    The Policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance: the Owner of a Policy pays premiums for insurance coverage on the person insured; the Policy provides for accumulation of a Surrender Value which is payable if the Policy is surrendered during the Insured's lifetime; and the Surrender Value during the early Policy Years is likely to be substantially lower than the aggregate premiums paid.

        However, the Policy differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the Death Benefit may, and the Policy Value will, increase or decrease to reflect the investment performance of any Sub-Accounts to which Policy Value is allocated. There is no guaranteed minimum Surrender Value except with respect to Policy Value that is allocated to the Fixed Account and/or the DCA Fixed Account. If Surrender Value is insufficient to pay charges due, then, after a grace period, the Policy will lapse, which means it will terminate without value. (See "Policy Lapse and Reinstatement".) However, if, the Owner purchases an optional Lapse Protection Rider on the Protective Preserver Policy, Protective guarantees that the Policy will not lapse as long as there are no loans or Face Amount increases on the Policy. Some state variations may apply. (See "Policy Lapse and Reinstatement — Lapse Protection Rider"). The Lapse Protection Rider is not available on the Protective Single Premium Plus Policy. If a Policy lapses while loans are outstanding certain amounts may become subject to income tax and a 10% penalty tax. (See "Tax Considerations.")

        Death Benefit.    A level Death Benefit is available under the Policy. Protective guarantees that the Death Benefit Proceeds will never be less than the Face Amount of insurance (less any outstanding Policy Debt or liens and any past due charges) as long as the Surrender Value is sufficient to pay the Monthly Deduction to keep the Policy in force. The Policy provides for a Surrender Value that can be obtained by surrendering the Policy. The Policy also permits loans and withdrawals, within limits.

        Protective Preserver — Policy Value Credit.    On the tenth Policy Anniversary, and on each Policy Anniversary thereafter, the Company will make a credit to the Policy Value of a Protective Preserver Policy equal to (1) .50% of the unloaned Policy Value, if the unloaned Policy Value is more than $50,000 and less than $500,000, or (2) 1% of the unloaned Policy Value if the unloaned Policy Value is equal to $500,000 or more. Some state variations may apply. The Policy Value Credit is not available on the Single Premium Plus Policy.

        Illustrations.    Illustrations in this prospectus or illustrations used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be considered a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in Policy illustrations, and therefore, actual Policy values will be different from those illustrated.

        Tax Considerations.    Protective intends for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code of 1986, as amended. Except in certain cases described under "Tax Considerations" a Policy will be a "modified endowment contract" for federal tax law. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "Tax Considerations".

        Cancellation Privilege.    For a limited time after the Policy is issued, you have the right to cancel your Policy and receive a refund. (See "Cancellation Privilege"). In certain states, until the end of this "Cancellation Period," Protective reserves the right to allocate premium payments to the Sub-Account investing in the Oppenheimer Money Fund Sub-Account or to the Fixed Account. (See "Premium Allocations".)

        Owner Inquiries.    If you have any questions, you may write or call Protective's Home Office at 2801 Highway 280 South, Birmingham, Alabama 35223, 1-800-265-1545.

DIAGRAM OF POLICY

PREMIUM PAYMENTS
• The Policy permits you to pay a large single premium and, subject to certain restrictions, additional premium. See page 19 for rules and limits.
• The Policy's minimum Initial Premium is $10,000 subject to the Insured's age, sex and underwriting class, Face Amount selected, and any supplemental riders.
• You direct the allocation of premium payments among 30 Sub-Accounts, the Fixed Account and the DCA Fixed Account. See page 20 for rules and limits on premium allocations.

• The Sub-Accounts invest in corresponding Funds. See pages 13 through 16. Funds available are the PIC Funds, the Van Kampen Funds, the Oppenheimer Funds, the MFS Funds, the Calvert Fund and the Fidelity Funds (as defined below).

•  Interest is credited on amounts allocated to the Fixed Account and the DCA Fixed Account at a minimum guaranteed rate of 4%. See pages 22 and 23 for rules and limits on Fixed Account and the DCA Fixed Account allocations.

***

DEDUCTIONS FROM POLICY VALUE
PROTECTIVE PRESERVER
•  The Monthly Deduction consists of cost of insurance charges, policy expense charges, mortality and expense risk charges and charges for any supplemental riders. See "Monthly Deductions" pages 31 through 33.
•  The current monthly cost of insurance charge is equal to the net amount of risk under the Policy multiplied by the cost of insurance rate for the Insured.
• The monthly policy expense charges are equal to .058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount.

DEDUCTIONS FROM POLICY VALUE
PROTECTIVE SINGLE PREMIUM PLUS
•  The Monthly Deduction consists of cost of insurance charges, policy expense charges, mortality and expense risk charges and charges for any supplemental riders. See "Monthly Deductions" pages 31 through 33.
•  The current monthly cost of insurance charge is an asset-based charge equal to .054% multiplied by the Policy Value during Policy Years 1 through 10 and .046% multiplied by the Policy Value during Policy Years 11 and thereafter. This charge is guaranteed not to exceed certain Guaranteed Maximum Monthly Cost of Insurance Rates (as specified in the Policy) per $1,000 of net amount at risk.
• The monthly policy expense charges are equal to .058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount.

• The maximum monthly mortality and expense risk charges are equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount, during all Policy Years. In Policy Years 11 and thereafter the monthly mortality and expense risk charge is currently equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of .50% of such amount.
• The maximum monthly mortality and expense risk charges are equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount, during all Policy Years. In Policy Years 11 and thereafter the monthly mortality and expense risk charge is currently equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of .50% of such amount.

• An annual maintenance fee of $35.00 will be deducted from the Policy Value on each Policy Anniversary. The Company currently waives this fee if the Policy Value is equal to or greater than $50,000 as of the Policy Anniversary.
• An annual maintenance fee of $35.00 will be deducted from the Policy Value on each Policy Anniversary. The Company currently waives this fee if the Policy Value is equal to or greater than $50,000 as of the Policy Anniversary.

*** DEDUCTIONS FROM ASSETS
• Investment advisory fees, Fund operating expenses and any applicable distribution and/or service (12b-1) fees are also deducted from the assets of each Fund.

*** POLICY VALUE
• Is the amount in the Sub-Accounts and in the Fixed Account credited to your Policy plus the value held in the general account to secure the Policy Debt.

• Varies from day to day to reflect Sub-Account investment experience, interest credited on any Fixed Account allocations, charges deducted and any other Policy transactions (such as Policy loans, transfers and withdrawals). See "Calculation of Policy Value" page 22. There is no minimum guaranteed Policy Value except with respect to amounts allocated to the Fixed Account and/or the DCA Fixed Account. The Policy may lapse if the Surrender Value is insufficient to cover the Monthly Deductions due. See pages 21 and 30 through 33.

• Can be transferred from the DCA Fixed Account to the Sub-Accounts and the Fixed Account subject to certain restrictions and between and among the Sub-Accounts and the Fixed Account. A transfer fee of $25 may apply if more than 12 transfers are made in a Policy Year. See pages 23 and 24 for rules and limits. Policy loans reduce the amount available for transfers.
• Is the starting point for calculating certain values under a Policy, such as the Cash Value, Surrender Value, and the Death Benefit used to determine Death Benefit Proceeds.

*** CASH BENEFITS	*** DEATH BENEFITS

•  Loans may be taken for amounts up to 90% of the Policy's Cash Value minus any outstanding Policy Debt, at an effective annual interest rate of 6.0%. The portion of a loan equal to the amount, if any, by which the Surrender Value exceeds total Premium Payments made will be considered a preferred loan and will be charged an interest rate not to exceed 4.25%. See pages 26 and 27 for rules and limits. A loan will cause the Lapse Protection Rider on the Protective Preserver Policy to terminate.
•  The Policy may be surrendered in full at any time for its Surrender Value. A declining deferred sales charge of up to 9% and a declining premium tax recovery charge of up to 2.5% of a premium paid is assessed on surrenders during the first 9 Policy Years following each premium payment. See "Surrender Privilege" and "Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge" pages 25, 33 and 34.
•  An Owner may request a withdrawal of the Surrender Value subject to certain restrictions. A declining deferred sales charge of up to 9% and a declining premium tax recovery charge up to 2.5% of a premium payment may be assessed on amounts withdrawn in excess of the Annual Withdrawal Amount or the amount by which your Policy Value exceeds premiums paid. See "Withdrawal Privilege" pages 25 and 26 and pages 31 and 32.
• A variety of settlement options are available. See page 29.

•  Available as lump sum or under a variety of settlement options.
•  For most Policies, the minimum Face Amount is $10,000.
•  Death Benefit is generally equal to the Face Amount. See pages 28 and 29.
•  Flexibility to increase the Face Amount. See page 28 for rules and limits. A Face Amount increase will cause the Lapse Protection Rider on the Protective Preserver Policy to terminate.
• Supplemental riders and endorsements may be available. See pages 47 through 49.

EXPENSE TABLE

        The Sub-Accounts invest in corresponding Funds. (See "The Funds" pages 13-16.) The current Funds available and the investment advisory fees and other expenses are as follows:

ANNUAL FUND EXPENSES

        (after certain reimbursements and as percentage of average net assets)

	Management (Advisory) Fees	12b-1 Fees(8)	Other Expenses After Certain Reimbursements(9)	Total Annual Fund Expenses (after certain reimbursements)(9)
Protective Investment Company (PIC) (1)
International Equity Fund	1.10%		0.00%	1.10%
Small Cap Value Fund	0.80%		0.00%	0.80%
Capital Growth Fund	0.80%		0.00%	0.80%
CORESM U.S. Equity Fund	0.80%		0.00%	0.80%
Growth and Income Fund	0.80%		0.00%	0.80%
Global Income Fund	1.10%		0.00%	1.10%
Van Kampen Life Investment Trust (2)
Emerging Growth Portfolio	0.70%		0.05%	0.75%
Enterprise Portfolio	0.50%		0.10%	0.60%
Comstock Portfolio	0.00%		1.01%	1.01%
Growth and Income Portfolio	0.55%		0.20%	0.75%
Strategic Stock Portfolio	0.13%		0.53%	0.66%
Asset Allocation Portfolio	0.33%		0.27%	0.60%
MFS® Variable Insurance TrustSM (3, 4)
New Discovery Series	0.90%		0.16%	1.06%
Emerging Growth Series	0.75%		0.10%	0.85%
Research Series	0.75%		0.10%	0.85%
Investors Growth Stock Series	0.75%		0.16%	0.91%
Investors Trust Series	0.75%		0.12%	0.87%
Utilities Series	0.75%		0.16%	0.91%
Total Return Series	0.75%		0.15%	0.90%
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA	0.62%		0.02%	0.64%
Global Securities Fund/VA	0.64%		0.04%	0.68%
Capital Appreciation Fund/VA	0.64%		0.03%	0.67%
Main Street Growth & Income Fund/VA	0.70%		0.03%	0.73%
High Income Fund/VA	0.74%		0.05%	0.79%
Strategic Bond Fund/VA	0.74%		0.05%	0.79%
Money Fund/VA	0.45%		0.06%	0.51%
Calvert Variable Series, Inc. (5)
Social Balanced Portfolio	0.70%		0.18%	0.88%
Fidelity® Variable Insurance Products Funds
VIP Index 500 Portfolio, SC (6)	0.24%	0.10%	0.10%	0.44%
VIP Growth Portfolio, SC (7)	0.57%	0.10%	0.09%	0.76%
VIP Contrafund® Portfolio, SC (7)	0.57%	0.10%	0.09%	0.76%

(1)	The annual expenses listed for all of the PIC Funds are net of certain reimbursements by PIC's investment manager. (See "The Funds".) Absent the reimbursements, total expenses for the period ended December 31, 2000 were: CORESM U.S. Equity Fund 0.86%, Small Cap Value Fund 0.88%, International Equity Fund 1.35%, Growth and Income Fund 0.85%, Capital Growth Fund 0.86%, and Global Income Fund 1.30%. PIC's investment manager has voluntarily agreed to reimburse certain of each Fund's expenses in excess of its management fees. Although this reimbursement may be ended on 120 days' notice to PIC, the investment manager has no present intention of doing so.
(2)
The Advisor has voluntarily agreed to reimburse the Portfolios for all advisory fees in excess of certain thresholds. This agreement was in effect for the period January 1, 2000 to December 31, 2000 and will continue through the period of January 1, 2001 to December 31, 2001. There is no guarantee that the Advisor will continue the reimbursement beyond December 31, 2001. Absent these reimbursements, the advisory fees would have been 0.60% for the Comstock Portfolio, 0.60% for the Growth and Income Portfolio, 0.50% for the Strategic Stock Portfolio and 0.50% for the Asset Allocation Portfolio; the "Other Expenses" would have been 1.60% for the Comstock Portfolio, 0.20% for the Growth and Income Portfolio, 0.53% for the Strategic Stock Portfolio and 0.27% for the Asset Allocation Portfolio.
(3)
MFS has agreed to bear expenses for these series, subject to reimbursement by these series, such that, with the exception of the Utilities Series, each series' "Other Expenses" shall not exceed 0.15% of the average daily net assets of these series during the current fiscal year. This waiver and reimbursement was in effect for the period ending December 31, 2000. The payments made by MFS on behalf of each series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement, and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursable expenses by MFS, or December 31, 2004 (May 1, 2002 in the case of the New Discovery Series). MFS may, in its discretion, terminate this arrangement at an earlier date, provided that the arrangement will continue for each series until at least May 1, 2002, unless terminated with the consent of the board of trustees which oversees the series. Absent the reimbursements, total expenses for the New Discovery Series for the period ended December 31, 2000 were 1.09% reflecting "Other Expenses" of 0.19% and total expenses for the Investors Growth Stock Series were 0.92% reflecting "Other Expenses" of 0.17%.
(4)
Each Series has an expense offset arrangement which reduces the Series' custodian based fee based on the amount of cash maintained by the Series with its custodian and dividend disbursing agent. Each Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the Series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal: 1.05% for the New Discovery Series; 0.84% for the Emerging Growth Series, 0.84% for the Research Series; 0.86% for the Investors Trust Series, 0.90% for the Investors Growth Stock Series; 0.89% for the Total Return Series, and 0.90% for the Utilities Series.
(5)	"Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly would be 0.86% for Calvert Social Balanced.

(6)
The annual class operating expenses provided are based on estimated expenses. Expenses shown in table are without reimbursements. Fidelity Management & Research Company (FMR) has voluntarily agreed to reimburse the Portfolio in the event that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses), as a percentage of net assets, exceed 0.38%. This arrangement can be discontinued by FMR at any time.
(7)
Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details. Expenses shown in table are without reimbursements.
(8)
The 12b-1 fees deducted from the 12b-1 classes of these Funds covers certain distribution and shareholder support services provided by the companies selling contracts investing in those funds. The portion of the 12b-1 fees assessed against the Variable Account's assets invested in the Funds will be remitted to Investment Distributors, Inc., the principal underwriter for the Policies. Because distribution and/or service (12b-1) fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(9)	Expenses shown after reimbursements except as indicated in the accompanying footnotes.

        The above tables are intended to assist the owner in understanding the costs and expenses that he or she will bear directly or indirectly. The tables reflect the investment management fees and other expenses and total expenses for each Fund for the period January 1, 2000 to December 31, 2000. For a more complete description of the various costs and expenses see "Charges and Deductions" and the prospectus for each of the Funds, which accompany this prospectus.

GENERAL INFORMATION ABOUT PROTECTIVE LIFE,
THE VARIABLE ACCOUNT AND THE FUNDS

Protective Life Insurance Company

        Protective Life is a Tennessee stock life insurance company. Founded in 1907, Protective offers individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of September 30, 2001, Protective had total assets of approximately $18.4 billion. Protective is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had consolidated assets of approximately $18.6 billion at September 30, 2001.

Protective Variable Life Separate Account

        Protective Variable Life Separate Account is a separate investment account of Protective established under Tennessee law by the board of directors of Protective on February 22, 1995. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies or practices or the Variable Account.

        Protective owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective's general account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective conducts. Protective may transfer to its general account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which always are at least equal to the aggregate Surrender Values under the Policies and other variable life insurance policies issued by Protective). Protective may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective is obligated to pay all benefits provided under the Policies.

        The Variable Account is divided into Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this prospectus.

        Currently, thirty Sub-Accounts of the Variable Account are available under the Policies: PIC International Equity; PIC Small Cap Value; PIC Capital Growth; PIC CORE U.S. Equity; PIC Growth and Income; PIC Global Income; Van Kampen Emerging Growth; Van Kampen Enterprise; Van Kampen Comstock; Van Kampen Growth and Income; Van Kampen Strategic Stock; Van Kampen Asset Allocation; MFS New Discovery; MFS Emerging Growth; MFS Research; MFS Investors Growth Stock; MFS Investors Trust; MFS Utilities; MFS Total Return; Oppenheimer Aggressive Growth; Oppenheimer Global Securities; Oppenheimer Capital Appreciation; Oppenheimer Main Street Growth & Income; Oppenheimer High Income; Oppenheimer Strategic Bond; Oppenheimer Money Fund; Calvert Social Balanced; Fidelity VIP Index 500, SC; Fidelity VIP Growth, SC; and Fidelity VIP Contrafund®, SC.

The Funds

        Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Protective Investment Company (the "PIC Funds") managed by Protective Investment Advisors, Inc. and subadvised by Goldman Sachs Asset Management International; Van Kampen Life Investment Trust managed by Van Kampen Asset Management, Inc.; Oppenheimer

Variable Account Funds (the "Oppenheimer Funds") managed by OppenheimerFunds, Inc.; MFS® Variable Insurance TrustSM (the "MFS Funds") managed by MFS Investment Management; Calvert Variable Series, Inc. (the "Calvert Fund") managed by Calvert Asset Management Company, Inc.; or Fidelity® Variable Insurance Products Funds (the "Fidelity Funds") managed by Fidelity Management & Research Company and subadvised by Bankers Trust Company, in the case of the Fidelity VIP Index 500 Portfolio, SC, and FMR Co., Inc. in the case of the Fidelity VIP Growth Portfolio, SC and Fidelity VIP Contrafund® Portfolio, SC. Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

        There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

Protective Investment Company (PIC)

        International Equity Fund.    This Fund seeks long-term capital appreciation. This Fund will pursue its objectives by investing, under normal circumstances, substantially all, and at least 65% of its total assets in equity and equity-related securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

        Small Cap Value Fund.    This Fund seeks long-term growth of capital. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment.

        Capital Growth Fund.    This Fund seeks long-term capital growth. The Fund will pursue its objective by investing, under normal circumstances, at least 90% of its total assets in equity securities that are considered by the Investment Adviser to have long-term capital appreciation potential.

        CORESM U.S. Equity Fund.    This Fund seeks long-term growth of capital and dividend income. This Fund will pursue its objective by investing, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States. The Fund's investments are selected using a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500® Index.

        Growth and Income Fund.    This Fund seeks long-term growth of capital and growth of income. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities that the investment advisor considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

        Global Income Fund.    This Fund seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. This Fund will pursue its objectives by investing primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers (including non-dollar securities) and entering into foreign currency transactions.

Van Kampen Life Investment Trust

        Emerging Growth Portfolio.    This Fund seeks capital appreciation.

        Enterprise Portfolio.    This Fund seeks capital appreciation through investment in securities believed by the investment adviser to have above average potential for capital appreciation.

        Comstock Portfolio.    This Fund seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

        Growth and Income.    This Fund seeks income and long-term growth of capital and income.

        Strategic Stock Portfolio.    This Fund seeks above average total return through a combination of potential capital appreciation and dividend income consistent with the preservation of invested capital.

        Asset Allocation Portfolio.    This Fund seeks high total investment return consistent with prudent investment risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate and long-term debt securities and money market securities. Total investment return consists of current income (including dividends, interest and discount accruals) and capital appreciation or depreciation.

MFS® Variable Insurance TrustSM

        New Discovery Series.    This Fund seeks capital appreciation.

        Emerging Growth Series.    This Fund seeks to provide long-term growth of capital.

        Research Series.    This Fund seeks to provide long-term growth of capital and future income.

        Investors Growth Stock Series (formerly "Growth Series").    This Fund seeks to provide long-term growth of capital and future income rather than current income.

        Investors Trust Series (formerly "Growth with Income Series").    This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income.

        Utilities Series.    This Fund seeks capital growth and current income above that available from a portfolio invested entirely in equity securities.

        Total Return Series.    This Fund seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

Oppenheimer Variable Account Funds

        Aggressive Growth Fund/VA.    This Fund seeks capital appreciation.

        Global Securities Fund/VA.    This Fund seeks long-term capital appreciation by investing in securities of foreign issuers, "growth-type" companies and cyclical industries.

        Capital Appreciation Fund/VA.    This Fund seeks to achieve long-term capital appreciation by investing in securities of well-known established companies.

        Main Street Growth & Income Fund/VA.    This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund invests mainly in common stocks of U.S. companies.

        High Income Fund/VA.    This Fund seeks a high level of current income from investment in high yield fixed-income securities.

        Money Fund/VA.    This Fund seeks to maximize current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

        Strategic Bond Fund/VA.    This Fund seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities.

Calvert Variable Series, Inc.

        Social Balanced Portfolio.    This Fund seeks to achieve a competitive total return through an actively managed, non-diversified portfolio of stocks, bonds, and money market instruments that offer income and capital growth opportunity and that satisfy the investment and social criteria.

Fidelity® Variable Insurance Products Funds

        VIP Index 500 Portfolio, SC.    This Fund seeks investment results that correspond to the total return of common stock publicly traded in the United States, as represented by the S&P 500.

        VIP Growth Portfolio, SC.    This Fund seeks to achieve capital appreciation.

        VIP Contrafund® Portfolio, SC.    This Fund seeks long-term capital appreciation.

        There Is No Assurance That The Stated Objectives And Policies Of Any Of The Funds Will Be Achieved.

        More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks of investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds, which accompany this prospectus, and the current statement of additional information for each of the Funds. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Net Premiums or transfers among the Sub-Accounts.

        Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Other Information about the Funds

        Each Fund sells its shares to the Variable Account under the terms of a participation agreement between the appropriate investment company and Protective. The termination provisions of these agreements vary. If the participation agreement relating to the Fund terminates, the Variable Account would not be able to purchase additional shares of a Fund. Owners would not be able to allocate assets in the Variable Account or premiums to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective would not be able to honor requests from Owners to allocate premiums or transfer Account Value to the Sub-Account investing in shares of that Fund.

        Our affiliate, Investment Distributors, Inc., the principal underwriter for the Policies, will receive 12b-1 fees deducted from the assets of some Funds for providing certain distribution and shareholder support services to such Funds. Protective has entered into agreements with the investment managers or advisers of the Funds pursuant to which each such investment manager or adviser pays Protective a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of Protective and its affiliates) in the Funds managed by that manager or adviser. These percentages differ, and some investment managers or advisers pay us more than other investment managers or advisers. These fees are in consideration for administrative services provided to the Funds by Protective and its affiliates. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders. The amounts we receive under these agreements may be significant.

Other Investors in the Funds

        PIC currently sells shares of its Funds only to Protective as the underlying investment for the Variable Account as well as for variable annuity contracts issued through Protective and its subsidiary,

Protective Life and Annuity Insurance Company. PIC may in the future sell shares of its Funds to other separate accounts of Protective or its life insurance company affiliates supporting other variable annuity contracts or variable life insurance policies. In addition, upon obtaining regulatory approval, PIC may sell shares to certain retirement plans qualifying under Section 401 of the Internal Revenue Code. Protective currently does not foresee any disadvantages to Owners that would arise from the possible sale of shares to support its variable annuity contracts or those of its affiliates or from the possible sale of shares to such retirement plans. However, the board of directors of PIC will monitor events in order to identify any material irreconcilable conflicts that might possibly arise if such shares were also offered to support variable life insurance policies other than the Policies or variable annuity contracts or to retirement plans. In event of such a conflict, the board of directors would determine what action, if any, should be taken in response to the conflict. In addition, if Protective believes that the PIC's response to any such conflicts does not provide enough protection for Owners, it will take appropriate action on its own, including withdrawing the Variable Account's investment in the Fund. (See the PIC prospectus for more detail.)

        Shares of the Van Kampen Funds, Oppenheimer Funds, MFS Funds, Calvert Fund and Fidelity Funds are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Policy Owners and of the Fund's various investors. In the event of any such material conflicts, Protective will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. As is the case with PIC, the board of directors (or trustees) of each of the Van Kampen Funds, Oppenheimer Funds, MFS Funds, Calvert Fund and Fidelity Funds monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Addition, Deletion or Substitution of Investments

        Protective may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective may redeem the shares of that Fund and substitute shares of another Fund. Substituted Funds may have different fees and expenses or may be available only to certain classes of purchasers. Protective will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

        Protective also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) or may be closed to certain classes of purchasers.

        If any of these substitutions or changes are made, Protective may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective deems it to be in the best interest of Owner(s); the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective separate accounts. Protective may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

Voting Rights

        Protective is the legal owner of Fund shares held by the Sub-Accounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective determine that it is permitted to vote such shares in its own right, it may elect to do so.

        Protective will send Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

        An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner's percentage interest of a Sub-Account. determined as of the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund.

        Shares as to which no timely instructions are received and shares held directly by Protective are voted by Protective in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

        Protective may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

THE POLICY

Purchasing a Policy

        To purchase a Policy, a prospective Owner must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. ("IDI"). (See "Premiums".) Protective requires satisfactory evidence of the Insured's insurability, which may include a medical examination of the Insured. Generally, Protective will issue a Policy covering an Insured up to age 85 if evidence of insurability satisfies Protective's underwriting rules. Minimum age requirements may apply. Acceptance of an application depends on Protective's underwriting rules, and Protective may reject an application for any reason. If an application for a Policy is rejected, any Initial Premium will be returned to the applicant. With the consent of the Owner, a Policy may be issued on a basis other than that applied for (i.e., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective approves the application. Premium is not a requirement to issue a Policy but your insurance will not take effect until you pay your initial premium. Premium may be collected at the time of Policy delivery.

        Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. Coverage under such agreement generally will not be effective unless the proposed Insured meets Protective's underwriting requirements for the policy as applied for. Under such agreements, the total amount of insurance which may become effective prior to delivery of the Policy to the Owner may not exceed $500,000 plus the amount of any Initial Premium paid (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) and may not be in effect for more than 60 days. In addition, such agreement may not be issued on proposed Insureds under 15 days of age or over age 80.

        In order to obtain a more favorable Issue Age, Protective may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application. Charges for the Monthly Deduction for the backdated period are deducted as of the Policy Effective Date.

        The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By written notice received by Protective at the Home Office while the Insured is living, the Owner may name a Contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a Contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences. (See "Tax Considerations".)

        Fees, charges and benefits available under the Policy may vary depending on the state in which the Policy is issued.

Cancellation Privilege

        You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

  (1)
  10 days after you receive your Policy or

  (2)
  45 days after you sign your application.

        Return of the Policy by mail is effective upon receipt by Protective. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective will refund the sum of

  (1)
  the difference between premiums paid and amounts allocated to the Fixed Account or the Variable Account,

  (2)
  Fixed Account Value determined as of the date the returned Policy is received, and

  (3)
  Variable Account Value determined as of the date the returned Policy is received.

        This amount may be more or less than the aggregate premiums paid. In states where required, Protective will refund premiums paid.

Premiums

        Minimum Initial Premium.    The minimum Initial Premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, and any supplemental riders requested by the applicant. Consult your sales representative for information about the initial premium required for the coverage you desire.

        Additional Premiums.    After the first Policy Anniversary, Protective will accept, subject to the limitations described below, additional premium payments. Protective reserves the right to apply all additional premium payments as repayments of Policy Debt, if any.

        Premium Limitations.    Premiums may be paid by any method acceptable to Protective. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Insurance Company, and be dated prior to its receipt at the Home Office.

        Unless otherwise determined by Protective, additional premium payments must be at least $10,000 and must be received at the Home Office. (See "Premium Allocations".) Protective also reserves the right to limit the amount of any premium payment. Any additional premium payments made will generally require an increase in the Face Amount of the Policy and therefore will be subject to evidence of insurability. In addition, at any point in time aggregate premiums paid under a Policy may not exceed guideline premium payment limitations for life insurance policies set forth in the Internal Revenue Code. Protective will immediately refund any portion of any premium paid that exceeds such limitations with interest to the extent required by the Code.

Premium Allocations

        Owners must indicate in the application how premium payments are to be allocated to the Sub-Accounts, the Fixed Account and/or the DCA Fixed Account. These allocation instructions apply to both initial and subsequent premiums. Owners may change the allocation instructions in effect at any time by written notice to Protective at the Home Office. Whole percentages must be used. The sum of the allocations to Sub-Accounts, the Fixed Account and DCA Fixed Account must be 100% of any premium payments. Protective reserves the right to establish (1)  a limitation on the number of Sub-Accounts to which premiums may be allocated and/or (2)  a minimum allocation requirement for the Sub-Accounts, the Fixed Account and DCA Fixed Account. Currently, the minimum amount that can be allocated to any Sub-Account or the Fixed Account is 5% of any premium payment.

        For Policies issued in states where, upon cancellation during the Cancellation Period, Protective returns at least your premiums, Protective reserves the right to allocate your Initial Premium to the Oppenheimer Money Fund Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, any Policy Value in the Oppenheimer Money Fund Sub-Account or the Fixed Account and all premiums will be allocated according to your allocation instructions then in effect.

        Any premium paid in connection with an increase in Face Amount may be allocated to the Oppenheimer Money Fund Sub-Account or the Fixed Account until underwriting has been completed.

When approved, any Policy Value in the Oppenheimer Money Fund Sub-Account or the Fixed Account attributable to the resulting premium will be credited to the Policy and allocated in accordance to your allocation instructions then in effect. If an additional premium is rejected, Protective will return the premium promptly, without any adjustment for investment experience.

Policy Lapse and Reinstatement

        Lapse.    Unlike a conventional life insurance policy, whether a Policy lapses depends on whether its Surrender Value is sufficient to cover the Monthly Deductions (See "Monthly Deductions"). If the Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value.

        In the event of a Policy default, the Owner has a 61-day grace period to make a premium payment at least sufficient to cover the current and past-due Monthly Deductions. Protective will send to the Owner, at the last known address and the last known address of any assignee of record, notice of the premium required to prevent lapse. The grace period will begin when the notice is sent. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit Proceeds payable to the beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt or liens. (See "Death Benefit Proceeds".) Unless the premium stated in the notice is paid before the grace period ends, the Policy will lapse.

        Reinstatement.    An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by written notice received by Protective at the Home Office, (2) the Insured is still living, (3) the Owner pays Premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period with interest at a rate not to exceed an effective annual rate of 6%, if required by the Company, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (4) the Insured provides Protective with satisfactory evidence of insurability, (5) the Owner repays or reinstates any Policy Debt or lien which existed at the end of the grace period; and (6) the Policy has not been surrendered. The "Approval Date" of a reinstated Policy is the date that Protective approves the Owner's request for reinstatement and requirements 1-6 above have been met.

        Lapse Protection Rider.    An optional Lapse Protection Rider may be purchased on the Protective Preserver Policy. As long as the rider remains in effect, Protective guarantees that a Policy that would otherwise lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. Some state variations may apply.

CALCULATION OF POLICY VALUES

Variable Account Value

        The Variable Account Value reflects the investment experience of the Sub-Accounts to which it is allocated, any premium allocated to the Sub-Accounts, transfers in or out of the Sub-Accounts, or any withdrawals of Variable Account Value, any surrender charges or premium tax recovery charges and Monthly Deductions from Variable Account Value. There is no guaranteed minimum Variable Account Value.     A Policy's Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

        Determination of Units.    For each Sub-Account, the premium(s) or Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day on which the premium(s) or transferred amount is invested in the Sub-Account. Therefore, premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

        Determination of Unit Value.    The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

        Net Investment Factor.    The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

(1)
is the result of:

        a.     the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

        b.     the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

        c.     a per share charge or credit for any taxes reserved for, which is determined by Protective to have resulted from the operations of the Sub-Account.

(2)
is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

Guaranteed Account Value

        The Guaranteed Account Value under a Policy at any time is equal to: (1) that part of the premium(s) allocated to the Fixed Account and the DCA Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account and the DCA Fixed Account, less (4) transfers from the Fixed Account and the DCA Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account and the DCA Fixed Account, less (6) surrender charges and premium tax recovery charges deducted, less (7) certain Monthly Deductions. See "The Guaranteed Account," for a discussion of how interest is credited to the Fixed Account and the DCA Fixed Account.

POLICY BENEFITS

Transfers of Policy Values

        General.    Upon receipt of written notice to Protective at the Home Office at any time on or after the later of the following: (1) thirty days after the Policy Effective Date, or (2) six days after the expiration of the Cancellation Period, you may transfer amounts in a Sub-Account to other Sub-Accounts and/or the Fixed Account or subject to certain restrictions, amounts from the Fixed Account and the DCA Fixed Account to a SubAccount. Transfers (including telephone transfers — described below) are processed as of the end of the Valuation Period during which a request is received at the Home Office. Protective may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See "Suspension or Delay of Payments". The minimum amount that may be transferred is the lesser of $100 or the entire amount in any Sub-Account or the Fixed Account or the DCA Fixed Account from which the transfer is made. If, after the transfer, the amount remaining in a Sub-Account(s), the Fixed Account and/or the DCA Fixed Account would be less than $100, Protective reserves the right to transfer the entire amount instead of the requested amount. The maximum amount that may be transferred from the Fixed Account in any Policy Year is the greater of $2,500 or 25% of the Fixed Account Value. Protective reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective reserves the right to charge a transfer fee which will not exceed $25. The transfer fee, if any, is deducted from the amount being transferred. (See "Transfer Fee".)

        Transfers involving a Guaranteed Account are subject to additional restrictions. The maximum period that amounts may remain in the DCA Fixed Account is 12 months. (See "Dollar-Cost Averaging".) No transfers may be made into the DCA Fixed Account.

        Telephone Transfers.    Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

        Protective will confirm all transfer instructions communicated by telephone. For telephone transfers we require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If we follow these procedures we are not liable for any losses due to unauthorized or fraudulent instructions. Protective reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

        A number of telephonic or electronic services may be available or become available in the future. Telephone and online transfers, and transfers via facsimile, may not always be available. Telephone and computer systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

        You should protect your PIN (personal identification number) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person providing the electronic transfer instructions through our telephone or online systems is you or is authorized by you.

        Reservation of Rights.    Protective reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies.

        Dollar-Cost Averaging.    If you elect at the time of application or (other than in connection with the DCA Fixed Account) at any time thereafter by written notice to Protective at the Home Office, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts from the DCA Fixed Account or any other allocation option to any allocation option (except that no transfers may be made to the DCA Fixed Account). This is known as the dollar-cost averaging method of investment. By transferring equal amounts of Policy Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in Sub-Account unit values. Protective, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.

        You may generally elect dollar cost averaging for periods of at least 12 months, however, the maximum period for dollar cost averaging amounts from the DCA Fixed Account is 12 months. In the DCA Fixed Account, dollar cost averaging must be elected immediately. From time to time, we may offer different maximum periods for dollar cost averaging amounts from the DCA Fixed Account. To elect dollar cost averaging from other than the DCA Fixed Account, the Policy Value in the source Sub-Account or the Fixed Account must be at least $5,000 at the time of the election. At least $100 must be transferred each month or each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request following 6 days after the end of the Cancellation Period, except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Day.

        Once elected, Protective will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, or (2) the value in the source appropriate Fund is depleted, (3) the Owner, by written notice received by Protective at the Home Office, instructs Protective to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election. Any time dollar cost averaging transfers end, but in no event later than the first Policy Anniversary, all Policy Value remaining in the DCA Fixed Account will be transferred to the Sub-Accounts chosen as the destination Funds for dollar-cost averaging.

        Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective elects to limit the number of transfers or impose the transfer fees. Protective reserves the right to discontinue offering or place restrictions on automatic dollar-cost averaging transfers upon 30 days' written notice to the Owner.

        Portfolio Rebalancing.    At the time of application or at any time thereafter by written notice to Protective, you may instruct Protective to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to or from the Fixed Account or the DCA Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions, including Portfolio Rebalancing allocation instructions, that you give us that differ from your then current premium allocation instructions will be deemed to be a request to change your premium allocation. Portfolio Rebalancing may commence on any day of the month that you request following six days after the end of the Cancellation Period, except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on the Monthly Anniversary Day.

        Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by written instruction received by Protective at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. If Protective elects to limit the number of transfers or impose the transfer fee, Portfolio Rebalancing transfers will not count as one of the 12 free transfers available during any Policy Year. Protective reserves the right to assess a processing fee for this service or to discontinue Portfolio Rebalancing upon 30 days, written notice to the Owner.

Policy Value Credit — Protective Preserver

        On the tenth Policy Anniversary and on each Policy Anniversary thereafter, the Company will make a credit to the Policy Value of a Protective Preserver Policy. The amount of the credit depends on the unloaned Policy Value on the appropriate Policy Anniversary. On Policy Anniversaries as of which unloaned Policy Value is at least $50,000 but less than $500,000, the credit is equal to .50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $500,000, the credit is equal to 1% of the unloaned Policy Value. No credit is made on Policy Anniversaries as of which unloaned Policy Value is less than $50,000 or on Policy Anniversaries one through nine.

        When made, the Company will allocate credits to Policy Value among the various Sub-Accounts and the Fixed Account in accordance with the Owner's allocation instructions for Net Premiums. Credits to Policy Value are not subject to the premium expense charge or the surrender charge and are not treated as Net Premium for tax purposes.

        The Policy Value Credit may not be available on the Protective Preserver Policy in all states. Please consult your registered representative for more information. The Policy Value Credit is not available on the Protective Single Premium Plus Policy.

Surrender Privilege

        At any time while the Policy is in force and while the Insured is still living, the Owner may surrender the Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the written notice requesting the surrender, the Policy and any other required documents are received by Protective at the Home Office. A surrender charge and premium tax recovery charge may apply. See ("Surrender Charge and Premium Tax Recovery Charge".) The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. (See "Settlement Options".) Payment is generally made within 7 calendar days. ("Suspension or Delay of Payments" and "Payments from the Guaranteed Account".) A Policy terminates upon surrender and cannot be reinstated. A surrender will have tax consequences. (See "Tax Considerations".)

Withdrawal Privilege

        At any time while the Policy is in force and prior to the Insured's death, an Owner, by written notice received at the Home Office, may request a withdrawal of Surrender Value of not less than $500 and subject to certain restrictions described below. Protective will withdraw the amount requested, plus any applicable surrender charges and premium tax recovery charges, from the Policy Value as of the end of the Valuation Period during which the written request was received. A withdrawal will have tax consequences. (See "Tax Considerations.")

        The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account and/or the DCA Fixed Account. Withdrawals will result in the cancellation of units from each applicable Sub-Account and/or the reduction in the Guaranteed Account Value. If the Owner does not so specify, or if the amount in the designated account(s) is insufficient to carry out the request, the withdrawal will be made from each Sub-Account, the Fixed Account and the DCA Fixed Account based on the proportion that such Sub-Account Value(s) and Guaranteed Account Value bears to the unloaned Policy Value on the Valuation Day immediately prior to the withdrawal. Payment is generally made within seven calendar days. (See "Suspension or Delay of Payments", and "Payments from the Guaranteed Account".) The Company reserves the right to decline to process a withdrawal if, after the withdrawal, the Policy Value would be less than ten percent of the current Face Amount.

        Withdrawals.    At any time prior to the Insured's death and while this Policy is in force, the Owner(s) may make a written request for a withdrawal of the Policy Value. In order to request a withdrawal during the first Policy Year, the Owner must have made an initial premium payment of at least $10,000. On or after the first Policy Anniversary, in order to request a withdrawal the Policy Value must be at least $10,000 as of the date that we receive the request. Protective will withdraw the amount requested plus any applicable surrender charges and premium tax recovery charges from the Policy Value as of the end of the Valuation Period during which the written request is received at the Home Office. A surrender charge and premium tax recovery charge may apply if the cumulative amount of the withdrawals exceeds the Annual Withdrawal Amount or the amount by which your Policy Value exceeds premium paid.

        Annual Withdrawal Amounts.    The Annual Withdrawal Amount is an annual amount the Owner may withdraw during a Policy Year, and not incur a surrender charge or premium tax recovery charge. The Annual Withdrawal amount is:

        (a)     an amount equal to ten percent of the initial premium paid if the withdrawal request is received during the first Policy Year, or

        (b)    the amount equal to ten percent of cumulative premiums paid as of the last Policy Anniversary, net of all premium payments withdrawn, if the withdrawal is received after the first Policy Year.

        In addition, surrender and premium tax recovery charges will not apply if the aggregate amount withdrawn does not exceed the amount by which your Policy Value exceeds premiums paid.

        Decreasing the Face Amount.    In the event a withdrawal is requested, Protective will reduce the Face Amount proportionately by the requested withdrawal amount (plus any surrender charges and premium tax recovery charges). Protective may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective.

        The proportionate face amount decrease will be determined by the following formula:

F × (P - W)/P

Where:	F =	Current Face Amount
	P =	Policy Value
	W =	Withdrawal Amount (including any applicable surrender charges and premium tax recovery charges)

Policy Loans

        General.    At any time while the Policy is in force and while the Insured is still living, an Owner may borrow from Protective using the Policy as the security for the loan. Policy loans must be requested by written notice received at the Home Office. The minimum amount of any loan is $500. The maximum amount that an Owner may borrow is an amount equal to 90% of the Policy's Cash Value minus any outstanding Policy Debt on the date that the loan request is received. Outstanding Policy Debt therefore reduces the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved. (See "Suspension or Delay of Payments", and "Payments from the Guaranteed Account".)

        Impact on Lapse Protection Rider.    A Lapse Protection Rider on a Protective Preserver Policy will terminate on the date any loan is taken on the Policy.

        Loan Collateral.    When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Guaranteed Account and into a Loan Account established for the Policy. Like the Guaranteed Account, a Policy's Loan Account is part of Protective's general account and amounts therein earn interest as credited by Protective from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Guaranteed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Sub-Accounts and the Fixed Account and/or the DCA Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account and DCA Fixed Account in the same proportion that the value of each of the Sub-

Account(s) and the Fixed Account and DCA Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

        On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account and/or DCA Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value and/or DCA Fixed Account bears to the total unloaned Policy Value.

        Loan Repayment.    You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the date received. The Owner may specify in writing that any additional premiums paid while a loan is outstanding be applied as loan repayments. When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account and/or the DCA Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Guaranteed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account and/or the DCA Fixed Account in the same manner as premiums are allocated.

        Interest.    Except in the case of a Preferred Loan, during the first ten Policy Years, Protective will charge interest daily on any outstanding loan at an effective annual rate of 6.0%. During Policy Years 11 and thereafter, Protective currently charges interest daily on any outstanding loan at an effective annual rate of 4.0% (with a maximum guaranteed rate of 4.25%). Interest is due and payable at the end of each Policy Year while a loan is outstanding. Protective will notify the Owner of the amount due. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Policy Debt. If the Surrender Value exceeds the total of all premiums paid, a Preferred Loan will be available. The amount of such Preferred Loan is the amount by which the Surrender Value exceeds total premiums paid. Protective currently charges interest on the Preferred Loan portion of the outstanding Policy Debt at an effective annual rate of 4.0% (with a maximum guaranteed rate of 4.25%). The portion of loan that qualifies as a Preferred Loan is determined as of the date a request for a loan is received at the Home Office and on each Policy Anniversary.

        The Loan Account is credited with interest at an effective annual rate of at least 4.0%. Thus, the net charge on a loan (before the impact of any investment experience) is 2.0% per year for the non-preferred portion during the first ten Policy Years, (the difference between the rate of interest charged on Policy loans and the amount credited on the equivalent amount held in the Loan Account). The net charge (before the impact of any investment experience) for non-preferred portion during Policy Years 11 and thereafter and for the preferred portion of the loan, if any, in all Policy Years is currently 0.00%. Interest credited is transferred to the Sub-Accounts and/or Fixed Account and does not reduce the Policy loan. Protective determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account and/or the DCA Fixed Account in the same manner as premiums are allocated.

        Non-Payment of Policy Loan.    If the Insured dies while a loan is outstanding, the Policy Debt (which includes any accrued but unpaid interest) is deducted from the Death Benefit in calculating the Death Benefit proceeds.

        If the Loan Account Value exceeds the Cash Value less any liens (i.e., the Surrender Value becomes zero) on any Valuation Date, the Owner must pay that excess amount. The Company will send the Owner (or any assignee of record) a notice of the amount the Owner must pay. The Owner must pay this amount within 31 days after the notice is sent, or the Policy will terminate.

        Effect of a Policy Loan.    A loan, whether or not repaid, has a permanent effect on the Death Benefit Proceeds and Policy values because the investment results of the Sub-Accounts and current interest rates credited on Guaranteed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value held as collateral in the Loan Account. Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account and/or the DCA Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. Since interest credited on the Loan Account is transferred to the Sub- Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan balance and will increase Policy Debt. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax and a 10% penalty tax. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of policy loans.

Death Benefit Proceeds

        As long as the Policy remains in force, Protective will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. Protective may require return of the Policy. The Death Benefit Proceeds are paid to the primary beneficiary or a contingent beneficiary. The Owner may name one or more primary or contingent beneficiaries and change such beneficiaries, as provided for in the Policy. If no beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option. (See "Settlement Options".)

        Calculation of Death Benefit Proceeds.    The Death Benefit Proceeds are equal to the Death Benefit (as described below), plus any benefits under any supplemental riders or endorsements, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement including accrued interest and (3) any past due Monthly Deductions if the Insured died during a grace period. Under certain circumstances, the amount of the Death Benefit Proceeds may be further adjusted. (See "Limits on Rights to Contest the Policy" and "Misstatement of Age or Sex".)

        If part or all of the Death Benefit Proceeds are paid in one sum, Protective will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

        Death Benefit.    The Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of Policy Value as of such date.

        The specified percentage is 250% when the Insured has reached an "Attained Age" of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an Attained Age of 95 at death. The Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage of Policy Value exceeds that Face Amount, in which event the Death Benefit will vary as the Policy Value varies. A table showing these percentages for Attained Ages 0 to 95 and an example of Death Benefit calculations are found in Appendix A.

        Increasing the Face Amount.    On or after the first Policy Anniversary, the Owner may request an increase in the Face Amount.

        For any increase in the Face Amount the additional premium must be at least $10,000 and an application must be submitted. Protective reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective from time to time. (See "Premium Payments Upon Increase in Face Amount".) The increase in Face Amount will become effective as of the date shown on the supplemental Policy Specifications Page (which will be sent to you) and the Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Face Amount. (See "Premium Payments Upon Increase in Face Amount".) All increases must be approved by Protective at the Home Office before they will become effective.

        The Cancellation Period under the Policy's cancellation privilege applies to increases in Face Amount. Therefore, the Owner may exercise the privilege by cancelling any increase in the Face Amount within the period. In such case, the amount refunded will be calculated in accordance with such provisions described above. (See "Cancellation Privilege".)

        Impact on Lapse Protection Rider.    A Lapse Protection Rider on a Protective Preserver Policy will terminate as of the effective date of any increase in Face Amount under the Policy.

        Decreasing the Face Amount.    In the event a withdrawal is requested, Protective will reduce the Face Amount proportionately by the requested withdrawal amount (plus any surrender charges and premium tax recovery charges). Protective may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective.

Settlement Options

        The Policy offers a variety of ways of receiving proceeds payable under the Death Benefit and surrender provisions of a Policy, other than in a lump sum. These alternative settlement options are summarized below. Any sales representative authorized to sell this Policy can further explain these options upon request. All of these settlement options are forms of fixed-benefit annuities (except Option 3) which do not vary with the investment performance of a separate account. Under each settlement option (other than Option 3), no surrender or withdrawal may be made once payments have begun.

        The following settlement options may be elected.

        Option 1 — Payment for a Fixed Period. Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective is using when the first payment is due.

        Option 2 — Life Income with Payments for a Guaranteed Period. Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

        Option 3 — Interest Income. Protective will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective. This rate will not be less than the equivalent of 3% per year.

        Option 4 — Payments for a Fixed Amount. Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but not less than an effective rate of 3% per year. Payments continue until the amount Protective holds runs out. The last payment will be for the balance only.

        Minimum Amounts.    Protective reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective's option.

        Other Requirements.    Settlement options must be elected by written notice received by Protective at the Home Office. The Owner may elect payment options during the Insured's lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the due proof of death of the Insured is received at the Home Office. The effective date of an option applied to Surrender Value is the effective date of the surrender.

        If Protective has available at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

THE GUARANTEED ACCOUNT

        The interests in the Guaranteed Account have not been, and are not required to be, registered under the Securities Act of 1933 and neither the Guaranteed Account nor other components of the Company's General Account have been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Guaranteed Account, the Company's General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Account. The disclosure regarding the Guaranteed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The Guaranteed Account

        The Guaranteed Account is comprised of the Fixed Account and the DCA Fixed Account which consist of assets owned by Protective with respect to the Policies, other than those in the Variable Account. Both are part of Protective's general account assets. Protective's general account assets are used to support its insurance and annuity obligations other than those funded by separate accounts, and are subject to the claims of Protective's general creditors. Subject to applicable law, Protective has sole discretion over the investment of the assets of the Fixed Account and the DCA Fixed Account. Guarantees of premiums allocated to the Fixed Account and the DCA Fixed Account, and interest credited thereto, are backed by Protective. The Guaranteed Account Value is calculated daily. (See "Guaranteed Account Value".)

Interest Credited on Guaranteed Account

        Protective guarantees that the interest credited during the first Policy Year to the initial premium payment allocated to the Fixed Account or the DCA Fixed Account will not be less than the rate shown in the Policy. The interest rate credited to subsequent premiums allocated to the Fixed Account or the DCA Fixed Account or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the premium(s) is received by Protective at the Home Office or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the premium(s) is allocated or the date that the transfer is made.

        After an interest rate guarantee expires as to a premium payment or amount transferred, (i.e., 12 months after the premium(s) or transfer is placed in the Guaranteed Account) we will credit interest on the Guaranteed Account Value attributable to such premium or transferred amount remaining in the Fixed Account at the current interest rate in effect. New current interest rates are effective for such Guaranteed Account Value for 12 months from the time that they are first applied. Protective, in its sole discretion, may declare a new current interest rate from time to time. The initial annual effective interest rate and the current interest rates that Protective will credit are annual effective interest rates of not less than 4.00%. Because Protective anticipates changing the current interest rates for accounts within the Guaranteed Account from time to time, allocations to accounts within the Guaranteed Account may be credited with different current interest rates. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Guaranteed Account are accounted for on a "first-in-first-out" (FIFO) basis independently applied to the Fixed Account.

Guaranteed Account Value

        The Guaranteed Account Value at any time is equal to: (1) that part of the premium(s) allocated to the Fixed Account and the DCA Fixed Account; plus (2) amounts transferred to the Fixed Account; plus (3) interest credited to the Fixed Account and the DCA Fixed Account; less (4) transfers from the Fixed Account or the DCA Fixed Account (including any transfer fees deducted) less (5) withdrawals from the Fixed Account or the DCA Fixed Account, less (6) surrender charges and premium tax recovery charges less (7) certain Monthly Deductions. Because Protective, at its sole discretion, anticipates changing the current interest rate from time to time, different allocations to the Fixed Account and the DCA Fixed Account and transfers to the Fixed Account will be credited with different current interest rates.

Payments from the Guaranteed Account

        Payments from the Fixed Account and/or the DCA Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective receives the written request. If a payment from the Fixed Account and/or the DCA Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 4% per year (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

CHARGES AND DEDUCTIONS

        This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

Monthly Deductions

        As of the Policy Effective Date, Protective will deduct the first Monthly Deductions from the Policy Value. Subsequent Monthly Deductions will be made on each Monthly Anniversary Day thereafter. The Monthly Deductions consist of (1) cost of insurance charges ("cost of insurance charge"), (2) policy expense charge (the "policy expense charge"), (3) mortality and expense risk charge (the "Mortality and Expense Risk Charge") and (4) any charges for supplemental riders, as described below. Unless the Owner selects the Sub-Accounts(s) from which the Monthly Deduction is deducted, as provided below, the Monthly Deduction, except for the mortality and expense risk charge, will be deducted from the Sub-Accounts and the Guaranteed Account pro-rata on the basis of the relative Policy Value. The mortality and expense risk charge will reduce only the Sub-Account Values.

        The Owner may select the Sub-Accounts from which the Monthly Deduction, excluding the mortality and expense risk charge, is deducted. In the event that, as of the date the Monthly Deduction is to be deducted, the value in any of the selected Sub-Accounts is less than the charge to be deducted from such Sub-Account, the instructions for deduction will not be effective and the Monthly Deduction will instead be determined in the manner provided for above. Deductions for mortality and expense risk charge will occur prior to the deduction for the remaining Monthly Deduction.

        Cost of Insurance Charge.    This charge compensates Protective for the expense of underwriting the Death Benefit. The current charge may depend on a number of variables and therefore may vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day.

  Protective Preserver.    The current cost of insurance on a Monthly Anniversary Day is calculated by multiplying the current cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. The maximum cost of insurance on a Monthly Anniversary Day is calculated by multiplying the guaranteed cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. The cost of insurance charge for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies.

  Protective Single Premium Plus.    The current monthly cost of insurance charge is the lesser of (1) .054% multiplied by the Policy Value during Policy Years 1 through 10 and .046% multiplied by the Policy Value during Policy Year 11 and thereafter or (2) the Guaranteed Maximum Monthly Cost of Insurance rates (as specified in the Policy) per $1,000 times the net amount at risk. The maximum cost of insurance on a Monthly Anniversary Day is calculated by multiplying the maximum monthly cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. The Guaranteed Maximum Monthly Cost of Insurance rate for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies.

        Since the cost of insurance charges on a Protective Preserver Policy and the maximum cost of insurance charges on a Protective Single Premium Plus Policy are based on the net amount at risk, these charges will increase if the Policy Value decreases due to negative investment experience in the underlying Funds.

        Cost of Insurance Rates — General.    Protective places the Insured in a rate class when the Policy is issued, based on Protective's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class (or the rate class of a previous increase), the rate class for the increase also will be applied to the Initial Face Amount and any previous increase in Face Amount beginning as of the effective date of the current increase. If the rate class for the increase has a higher cost of insurance rate than the original rate class (or the rate class of a previous increase), the rate class for the increase will apply only to the increase in Face Amount.

        Protective guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Age Last Birthdate, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of, or additions to, the 1980 CSO Tables.

        Protective's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience. These rates may change from time to time.

        Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco class are generally lower than guaranteed rates for an Insured of the same age and sex in a tobacco class. Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco, or tobacco class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

        In states where the Accelerated Death Benefit to a Policy is provided under an endorsement, an additional cost of insurance charge will apply.

        Cost of Insurance Rates — Protective Preserver.    The cost of insurance rate for a Protective Preserver Policy is based on and varies with the Issue Age, duration, sex and rate class of the Insured and on the number of years that a Policy has been in force. Protective currently places Insureds in the following rate classes, based on underwriting: Non-tobacco (ages 0-85) or Tobacco (ages 15-85) and substandard rate classes, which involve a higher mortality risk than the Non-tobacco and Tobacco classes.

        Cost of Insurance Rates — Protective Single Premium Plus.    Protective currently places Insureds in the following rate classes, based on underwriting: Non-smoker (ages 0-85) or Smoker (ages 15-85) and substandard rate classes, which involve a higher mortality risk than the Non-smoker and Smoker classes.

        Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits.    Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

        Protective does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective may offer Policies with unisex mortality tables to such prospective purchasers.

        Monthly Policy Expense Charge.    This charge generates revenues that cover all of Protective's sales expenses not covered by the contingent deferred sales charge and its administrative expenses not covered by the annual maintenance fee. These expenses associated with the Policies and the Variable Account relate to state and local premium taxes, federal taxes, certain sales expenses (including sales commissions), recordkeeping, processing death benefit claims, Policy loans, Policy changes, reporting and overhead costs, processing applications, establishing Policy records and reports and other communication to Policy Owners. The monthly policy expense charge is equal to .058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount.

        Mortality and Expense Risk Charge.    This charge compensates Protective for the mortality risk it assumes which is that the cost of insurance charges are insufficient to meet actual death benefit claims. The expense risk Protective assumes is that expenses incurred in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

        Protective deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Guaranteed Account assets attributable to the Policies. The maximum monthly mortality and expense risk charge to be deducted in all Policy Years is equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. The Company reserves the right to charge less than the maximum charge. Accordingly, during Policy Years 1 through 10, the monthly Mortality and Expense Risk Charge is .075% and in Policy Years 11 and thereafter, the monthly mortality and expense risk charge is currently equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount.

        Supplemental Rider Charges.    Protective deducts a monthly charge for any riders as part of the Monthly Deductions. (See "Supplemental Riders and Endorsements".)

        Lapse Protection Rider.    The monthly charge for this rider is .021% of the Policy Value which is equivalent to an annual rate of .25% of the Policy Value.

        Comprehensive Long-Term Care Accelerated Death Benefit Rider.    The current monthly charge for this rider is $.20833 per $1,000 of Face Amount, which is equivalent to an annual rate of $2.50 per $1,000 of Face Amount. The charge for the rider is guaranteed not to exceed $63.00 per month.

Annual Maintenance Fee

        Protective deducts a $35.00 annual maintenance fee from the Policy Value on each Policy Anniversary. Currently, the Company will waive the fee if the Policy Value equals or exceeds $50,000 as of a Policy Anniversary.

Transfer Fee

        Protective reserves the right to impose a $25 transfer fee on any transfer of Policy Value between or among the Sub-Accounts or the Guaranteed Account in excess of the 12 free transfers permitted each Policy Year. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Guaranteed Account, the transfer fee will be deducted proportionately from the amount being transferred from each. This fee, if imposed, will reimburse Protective for administrative expenses incurred in effecting transfers.

Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge

        A surrender charge, which is a contingent deferred sales charge, and a premium tax recovery charge will be deducted from the Policy Value, if during the first 9 Policy Years following a premium payment: (1) the Policy is surrendered, (2) the Policy lapses at the end of a grace period or (3) a withdrawal of an amount greater than the Annual Withdrawal Amount (or the amount by which your Policy Value exceeds the aggregate of premiums paid) is requested by the Owner. The surrender charge and premium tax recovery charge, are deducted before any Surrender Value is paid. See "Withdrawal Privilege" for rules for allocating the deduction. Upon surrender or lapse, the surrender charge and premium tax recovery charge for each premium is equal to the surrender charge percentage and premium tax charge percentage for the Policy Year in which the surrender or lapse occurs, multiplied by the amount of such premium.

        The surrender charge and premium tax recovery charge are separately calculated and applied to each premium payment at any time that the premium is withdrawn or surrendered or the Policy lapses. Withdrawals within a given Policy Year are deemed to count first towards the Annual Withdrawal Amount. Once the aggregate withdrawals in a Policy Year exceed the Annual Withdrawal Amount, the additional amount that may be withdrawn that Policy Year without incurring a surrender charge and premium tax recovery charge is equal to the remaining Policy Value that exceeds premiums paid. This determination will be made as of the date the withdrawal request is received at our Home Office. The surrender charge and the premium tax recovery charge are calculated using the assumptions that all

Policy Value in excess of aggregate premium payments is withdrawn or surrendered before any premiums and that premiums are withdrawn or surrendered on a first-in-first-out basis. Unless the Owner otherwise requests, the surrender charge and premium tax recovery charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn. The amount of surrender charge and premium tax recovery charge that will apply to a withdrawal is determined by multiplying:

  (1)
  the amount by which (a) the deduction from Policy Value in connection with the withdrawal (including any additional deduction for the surrender charge and premium tax recovery charge) exceeds (b) the greater of the remaining Annual Withdrawal Amount or the amount by which the Policy Value exceeds premiums paid; by

  (2)
  the surrender charge percentage and premium tax recovery percentage for the Policy Year in which the withdrawal occurs.
Policy Year Following Premium Payment	Surrender Charge As a Percentage of Each Premium Payment Withdrawn	Policy Year Following Premium Payment	Premium Tax Recovery Charge As a Percentage of Each Premium Payment Withdrawn
1	9%	1	2.50%
2	8%	2	2.25%
3	7%	3	2.00%
4	6%	4	1.75%
5	5%	5	1.50%
6	4%	6	1.25%
7	3%	7	1.00%
8	2%	8.75%
9	1%	9.50%
10+	0%	10+	0

        After the 9th Policy Year after each premium payment, there is no surrender charge or premium tax recovery charge for such premium.

        The purpose of the surrender charge and premium tax recovery charge is to reimburse Protective for some of the expenses incurred in the distribution of the Policies and the premium tax paid by Protective on each premium. Protective also deducts a monthly charge to cover some of these expenses.

        Protective reserves the right to charge less than the maximum surrender charge and premium tax recovery charge.

Fund Expenses

        The value of the net assets of each Sub-Account reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Sub-Account invests. Some funds also deduct 12b-1 fees from Fund assets. See the prospectus for each of the Funds.

Exchange Privilege

        The Company is offering, where allowed by law, to owners of certain existing life policies (the "Existing Life Policy" and/or "Existing Life Policies") issued by it the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

        The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4.5%) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

        Other significant differences between the Policy and the Existing Life Policies include: (1) additional charges applicable under the Policy not found in the Existing Life Policies; (2) different surrender charges; (3) different death benefits; and (4) differences in federal and state laws and regulations applicable to each of the types of policies.

        A table which generally summarizes the different charges under the respective policies is as follows. For more complete details owners of Existing Life Policies should refer to their policy forms for a complete description. For more information on guaranteed charges for the Policy, see "Charges and Deductions."

	Existing Life Policy	Policy
State and Local Premium Tax	None	Deducted as part of Monthly Deductions

Federal Tax Charge	None	Deducted as part of Monthly Deductions

Front End Sales Charges/Premium Expense Charge	Ranges from 0% to 12% of premium payments in all policy years. The premium expense charge can vary by age.	None

Administrative Fees	Ranges from $4 to $5 monthly.	Deducted as part of Monthly Deductions

Withdrawal Charges	$25	None

Monthly Deductions	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (3) any charges for supplemental riders. (applies to Existing Life Policies which are universal life plans)	A monthly deduction consisting of: (1) cost of insurance charge (which is an asset-based charge for the Protective Single Premium Plus), (2) policy expense charges (sales and administrative expenses) equal to .058% multiplied by the Policy Value, which is the equivalent of an annual rate of .70%, (3) mortality and expense charges equal to .075% multiplied by the Variable Account Value, which is equivalent to annual rate of .90% of such amount during Policy Years 1-10; in all Policy Years thereafter this charge is currently equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of .50% of such amount and (4) any charges for supplemental riders.

Annual Maintenance Fee	None	$35 deducted from the Policy Value on each Policy Anniversary (currently waived if Policy Value is equal to or greater than $50,000)

Surrender Charges	Surrender charges vary by policy type and are incurred during a surrender charge period which ranges from 0 years up to 19 years.	A declining deferred sales charge of up to 9% and a declining premium tax recovery charge of up to 2.50% of each premium payment is assessed on surrender charges during the first 9 Policy Years following each premium.

Guaranteed Interest Rate	Ranges from 4% to 5%.	Guaranteed account only 4%.

Effect of the Exchange Offer

        1.    The Policy will be issued to Existing Life Policy Owners. Evidence of insurability may be required.

        2.    If an Existing Life Policy owner is within current issue age limits, the Owner may carry over existing riders if available with the Policy. Evidence of insurability may be required. An increase or addition of riders will require full evidence of insurability.

        3.    The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

        Tax Matters.    Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. It may not be advantageous to exchange an Existing Life Policy for a Policy (or to surrender in full or in part an Existing Life Policy and use the surrender or partial surrender proceeds to purchase a Policy.)

        The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences.

        If you surrender your Existing Life Policy in whole or in part and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income.

        Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

        Sales Commissions.    Sales representatives offering the Policies to Existing Life Policies Owners will receive a sales commission. In most cases, this sales commission will be somewhat less than that paid in connection with sales of the Policies to other purchasers. A standard sales commission will be paid. (See "Sale of Policies")

ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES,
DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS

        The following tables have been prepared to illustrate hypothetically how certain values under a Policy change with investment performance over an extended period of time. For each of the Single Premium Plus and the Protective Preserver Policies, the respective tables illustrate how Policy Values, Surrender Values and Death Benefits under a Policy covering an Insured of a given age on the Issue Date, would vary over time if a single premium were paid with the application and the return on the assets in each of the Funds were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show Initial Premium accumulated at 5% interest compounded annually. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by an Owner and prevailing rates. These illustrations assume that the Initial Premium is allocated equally among the Sub-Accounts available under the Policy, and that no amounts are allocated to the Fixed Account or the DCA Fixed Account.

        The illustrations reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross after tax return of the selected Funds. The tables assume an average annual expense ratio of 0.79% of the average daily net assets of the Funds available under the Policies. This average annual expense ratio is based on the expense ratios of each of the Funds for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a Fund. The annual expenses identified for the Funds are net of certain reimbursements by the advisor/investment manager of such Funds. Absent the reimbursements, total expenses for the Funds would be higher. Although the reimbursements may generally be ended by the advisor/investment manager, no present intention of doing so has been expressed. For more information regarding the reimbursement arrangements and the impact of a termination of such arrangements on the expenses of specific funds, please see the Expense Table and related footnotes on pages 10-12. For information on Fund expenses, see the prospectus for each of the Funds accompanying this prospectus.

        In addition, the illustrations reflect the current monthly charge to the Variable Account for assuming mortality and expense risks, which is equal to .075% multiplied by the Variable Account Value, which is equivalent to a effective annual charge of 0.90% of such amount during Policies Years 1-10; and in Policy Years 11 and thereafter is equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of .50% of such amount. After deduction of Fund expenses, including any 12b-1 fees, and the current mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates for Policy Years 1-10 of -1.69%, 4.31% and 10.31%, respectively and for Policy Years 11 and thereafter of -1.29%, 4.71% and 10.71% respectively.

        The illustrations also reflect the deduction of the monthly policy expense charge, annual maintenance fee and the monthly cost of insurance charge for the hypothetical Insured. The surrender charge and premium tax recovery charge are reflected in the column "Cash Value". Protective's current cost of insurance charges, and the guaranteed maximum cost of insurance charges that Protective has the contractual right to charge, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account and assume no Policy Debt, liens or charges for supplemental riders.

        The illustrations are based on Protective's sex distinct rates for non-smokers. Upon request, Owner(s) will be furnished with a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return in addition to those illustrated in the following tables.

Illustration of Policy Values
Protective Insurance Company
Male Issue Age: 60

Non-Tobacco

Protective Preserver
$236,193 FACE AMOUNT
Initial Premium 100,000.00
USING CURRENT COST OF INSURANCE RATES

		Premiums Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
61	1	105,000	95,833	84,333	236,193	101,716	90,216	236,193	107,601	96,101	236,193
62	2	110,250	91,516	81,266	236,193	103,329	93,079	236,193	115,850	105,600	236,193
63	3	115,763	87,008	78,008	236,193	104,809	95,809	236,193	124,819	115,819	236,193
64	4	121,551	84,025	76,275	236,193	107,696	99,946	236,193	135,915	128,165	236,193
65	5	127,628	80,951	74,451	236,193	110,581	104,081	236,193	148,042	141,542	236,193
66	6	134,010	77,780	72,530	236,193	113,469	108,219	236,193	161,329	156,079	236,193
67	7	140,710	74,485	70,485	236,193	116,349	112,349	236,193	175,912	171,912	236,193
68	8	147,746	71,039	68,289	236,193	119,209	116,459	236,193	191,953	189,203	236,193
69	9	155,133	67,384	65,884	236,193	122,020	120,520	236,193	209,618	208,118	243,157
70	10	162,889	63,689	63,689	236,193	125,316	125,316	236,193	230,051	230,051	264,559
71	11	171,034	59,780	59,780	236,193	129,007	129,007	236,193	253,414	253,414	286,357
72	12	179,586	55,353	55,353	236,193	132,620	132,620	236,193	279,143	279,143	309,849
73	13	188,565	50,358	50,358	236,193	136,156	136,156	236,193	307,510	307,510	335,186
74	14	197,993	44,339	44,339	236,193	139,545	139,545	236,193	338,803	338,803	362,519
75	15	207,893	36,745	36,745	236,193	142,406	142,406	236,193	373,284	373,284	391,949
76	16	218,287	27,463	27,463	236,193	144,756	144,756	236,193	411,412	411,412	431,983
77	17	229,202	17,036	17,036	236,193	146,907	146,907	236,193	453,342	453,342	476,009
78	18	240,662	5,236	5,236	236,193	148,817	148,817	236,193	499,433	499,433	524,405
79	19	252,695	0	0	0	150,441	150,441	236,193	552,812	552,812	580,452
80	20	265,330	0	0	0	151,721	151,721	236,193	611,731	611,731	642,318
81	21	278,596	0	0	0	152,889	152,889	236,193	676,839	676,839	710,681
82	22	292,526	0	0	0	153,592	153,592	236,193	748,637	748,637	786,069
83	23	307,152	0	0	0	153,751	153,751	236,193	827,772	827,772	869,161
84	24	322,510	0	0	0	153,260	153,260	236,193	914,946	914,946	960,693
85	25	338,635	0	0	0	151,905	151,905	236,193	1,010,878	1,010,878	1,061,422
86	26	355,567	0	0	0	149,368	149,368	236,193	1,116,310	1,116,310	1,172,125
87	27	373,346	0	0	0	145,916	145,916	236,193	1,232,433	1,232,433	1,294,054
88	28	392,013	0	0	0	141,154	141,154	236,193	1,360,170	1,360,170	1,428,179
89	29	411,614	0	0	0	134,488	134,488	236,193	1,500,444	1,500,444	1,575,467
90	30	432,194	0	0	0	125,332	125,332	236,193	1,654,356	1,654,356	1,737,074
91	31	453,804	0	0	0	112,915	112,915	236,193	1,823,105	1,823,105	1,896,029
92	32	476,494	0	0	0	96,648	96,648	236,193	2,011,496	2,011,496	2,071,841
93	33	500,319	0	0	0	75,349	75,349	236,193	2,222,399	2,222,399	2,266,847
94	34	525,335	0	0	0	46,312	46,312	236,193	2,459,011	2,459,011	2,483,601
95	35	551,602	0	0	0	6,730	6,730	236,193	2,725,460	2,725,460	2,725,460
96	36	579,182	0	0	0	0	0	0	3,024,760	3,024,760	3,024,760
97	37	608,141	0	0	0	0	0	0	3,356,927	3,356,927	3,356,927
98	38	638,548	0	0	0	0	0	0	3,725,573	3,725,573	3,725,573
99	39	670,475	0	0	0	0	0	0	4,134,701	4,134,701	4,134,701
100	40	703,999	0	0	0	0	0	0	4,588,758	4,588,758	4,588,758

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable monthly policy expense charges equal to .058% multiplied by the Policy Value which is equivalent to an annual rate of 0.70% of such amount, annual maintenance fees, current cost of insurance rates, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to 0.042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that only the initial premium is paid. Values would be different if additional premiums are paid.
(5)	Assumes that no riders are in effect.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Insurance Company
Male Issue Age: 60

Non-Tobacco

Protective Preserver
$236,193 FACE AMOUNT
Initial Premium 100,000.00
USING GUARANTEED COST OF INSURANCE RATES

		Premiums Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
61	1	105,000	95,832	84,332	236,193	101,715	90,215	236,193	107,600	96,100	236,193
62	2	110,250	91,513	81,263	236,193	103,326	93,076	236,193	115,847	105,597	236,193
63	3	115,763	87,002	78,002	236,193	104,803	95,803	236,193	124,813	115,813	236,193
64	4	121,551	82,254	74,504	236,193	106,116	98,366	236,193	134,583	126,833	236,193
65	5	127,628	77,223	70,723	236,193	107,235	100,735	236,193	145,267	138,767	236,193
66	6	134,010	71,859	66,609	236,193	108,128	102,878	236,193	156,999	151,749	236,193
67	7	140,710	66,109	62,109	236,193	108,761	104,761	236,193	169,945	165,945	236,193
68	8	147,746	59,915	57,165	236,193	109,101	106,351	236,193	184,309	181,559	236,193
69	9	155,133	53,205	51,705	236,193	109,100	107,600	236,193	200,332	198,832	236,193
70	10	162,889	45,846	45,846	236,193	108,696	108,696	236,193	218,109	218,109	250,825
71	11	171,034	37,689	37,689	236,193	107,767	107,767	236,193	237,431	237,431	268,297
72	12	179,586	28,614	28,614	236,193	106,237	106,237	236,193	258,524	258,524	286,962
73	13	188,565	18,473	18,473	236,193	104,007	104,007	236,193	281,593	281,593	306,936
74	14	197,993	6,949	6,949	236,193	100,872	100,872	236,193	306,858	306,858	328,338
75	15	207,893	0	0	0	96,643	96,643	236,193	334,599	334,599	351,329
76	16	218,287	0	0	0	91,107	91,107	236,193	365,152	365,152	383,409
77	17	229,202	0	0	0	84,006	84,006	236,193	398,374	398,374	418,293
78	18	240,662	0	0	0	75,024	75,024	236,193	434,482	434,482	456,206
79	19	252,695	0	0	0	63,753	63,753	236,193	473,705	473,705	497,390
80	20	265,330	0	0	0	49,598	49,598	236,193	516,284	516,284	542,098
81	21	278,596	0	0	0	31,813	31,813	236,193	562,468	562,468	590,591
82	22	292,526	0	0	0	9,321	9,321	236,193	612,510	612,510	643,135
83	23	307,152	0	0	0	0	0	0	666,669	666,669	700,003
84	24	322,510	0	0	0	0	0	0	725,213	725,213	761,473
85	25	338,635	0	0	0	0	0	0	788,421	788,421	827,842
86	26	355,567	0	0	0	0	0	0	856,595	856,595	899,425
87	27	373,346	0	0	0	0	0	0	930,051	930,051	976,553
88	28	392,013	0	0	0	0	0	0	1,009,128	1,009,128	1,059,584
89	29	411,614	0	0	0	0	0	0	1,094,180	1,094,180	1,148,889
90	30	432,194	0	0	0	0	0	0	1,185,567	1,185,567	1,244,846
91	31	453,804	0	0	0	0	0	0	1,283,644	1,283,644	1,334,990
92	32	476,494	0	0	0	0	0	0	1,392,195	1,392,195	1,433,961
93	33	500,319	0	0	0	0	0	0	1,512,929	1,512,929	1,543,188
94	34	525,335	0	0	0	0	0	0	1,647,913	1,647,913	1,664,392
95	35	551,602	0	0	0	0	0	0	1,799,761	1,799,761	1,799,761
96	36	579,182	0	0	0	0	0	0	1,969,802	1,969,802	1,969,802
97	37	608,141	0	0	0	0	0	0	2,155,909	2,155,909	2,155,909
98	38	638,548	0	0	0	0	0	0	2,359,600	2,359,600	2,359,600
99	39	670,475	0	0	0	0	0	0	2,582,535	2,582,535	2,582,535
100	40	703,999	0	0	0	0	0	0	2,826,534	2,826,534	2,826,534

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable monthly policy expense charges, equal to 0.058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount, annual maintenance fees, guaranteed cost of insurance rates, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to 0.90% of such amount during all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that only the initial premium is paid. Values would be different if additional premiums are paid.
(5)	Assumes that no riders are in effect.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Insurance Company
Female Issue Age: 60

Non-Tobacco

Protective Preserver
$274,075 FACE AMOUNT
Initial Premium 100,000.00
USING CURRENT COST OF INSURANCE RATES

		Premiums Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
61	1	105,000	96,111	84,611	274,075	101,990	90,490	274,075	107,872	96,372	274,075
62	2	110,250	92,147	81,897	274,075	103,940	93,690	274,075	116,436	106,186	274,075
63	3	115,763	88,075	79,075	274,075	105,820	96,820	274,075	125,754	116,754	274,075
64	4	121,551	84,914	77,164	274,075	108,577	100,827	274,075	136,757	129,007	274,075
65	5	127,628	81,644	75,144	274,075	111,299	104,799	274,075	148,747	142,247	274,075
66	6	134,010	78,256	73,006	274,075	113,990	108,740	274,075	161,847	156,597	274,075
67	7	140,710	74,725	70,725	274,075	116,632	112,632	274,075	176,182	172,182	274,075
68	8	147,746	71,015	68,265	274,075	119,206	116,456	274,075	191,896	189,146	274,075
69	9	155,133	67,064	65,564	274,075	121,670	120,170	274,075	209,153	207,653	274,075
70	10	162,889	63,018	63,018	274,075	124,528	124,528	274,075	229,265	229,265	274,075
71	11	171,034	58,693	58,693	274,075	127,668	127,668	274,075	252,542	252,542	285,372
72	12	179,586	53,782	53,782	274,075	130,601	130,601	274,075	278,228	278,228	308,833
73	13	188,565	47,954	47,954	274,075	133,313	133,313	274,075	306,550	306,550	334,140
74	14	197,993	41,295	41,295	274,075	135,688	135,688	274,075	337,795	337,795	361,441
75	15	207,893	32,862	32,862	274,075	137,183	137,183	274,075	372,229	372,229	390,841
76	16	218,287	22,546	22,546	274,075	137,772	137,772	274,075	410,301	410,301	430,816
77	17	229,202	10,972	10,972	274,075	137,834	137,834	274,075	452,180	452,180	474,789
78	18	240,662	0	0	0	137,259	137,259	274,075	498,230	498,230	523,141
79	19	252,695	0	0	0	135,921	135,921	274,075	551,574	551,574	579,152
80	20	265,330	0	0	0	133,660	133,660	274,075	610,475	610,475	640,999
81	21	278,596	0	0	0	133,372	133,372	274,075	676,140	676,140	709,947
82	22	292,526	0	0	0	132,261	132,261	274,075	748,678	748,678	786,112
83	23	307,152	0	0	0	130,168	130,168	274,075	828,773	828,773	870,212
84	24	322,510	0	0	0	127,003	127,003	274,075	917,197	917,197	963,057
85	25	338,635	0	0	0	122,477	122,477	274,075	1,014,749	1,014,749	1,065,486
86	26	355,567	0	0	0	116,003	116,003	274,075	1,122,220	1,122,220	1,178,331
87	27	373,346	0	0	0	107,427	107,427	274,075	1,240,642	1,240,642	1,302,674
88	28	392,013	0	0	0	96,271	96,271	274,075	1,371,061	1,371,061	1,439,614
89	29	411,614	0	0	0	81,870	81,870	274,075	1,514,601	1,514,601	1,590,331
90	30	432,194	0	0	0	63,390	63,390	274,075	1,672,488	1,672,488	1,756,112
91	31	453,804	0	0	0	39,459	39,459	274,075	1,846,038	1,846,038	1,919,879
92	32	476,494	0	0	0	8,929	8,929	274,075	2,039,260	2,039,260	2,100,437
93	33	500,319	0	0	0	0	0	0	2,254,935	2,254,935	2,300,033
94	34	525,335	0	0	0	0	0	0	2,496,349	2,496,349	2,521,313
95	35	551,602	0	0	0	0	0	0	2,767,460	2,767,460	2,767,460
96	36	579,182	0	0	0	0	0	0	3,071,373	3,071,373	3,071,373
97	37	608,141	0	0	0	0	0	0	3,408,659	3,408,659	3,408,659
98	38	638,548	0	0	0	0	0	0	3,782,985	3,782,985	3,782,985
99	39	670,475	0	0	0	0	0	0	4,198,418	4,198,418	4,198,418
100	40	703,999	0	0	0	0	0	0	4,659,473	4,659,473	4,659,473

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable monthly policy expense charges equal to .058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount, annual maintenance fees, current cost of insurance rates, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to ..042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that only the initial premium is paid. Values would be different if additional premiums are paid.
(5)	Assumes that no riders are in effect.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Insurance Company
Female Issue Age: 60

Non-Tobacco

Protective Preserver
$274,075 FACE AMOUNT
Initial Premium 100,000.00
USING GUARANTEED COST OF INSURANCE RATES

		Premiums Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
61	1	105,000	96,110	84,610	274,075	101,990	90,490	274,075	107,871	96,371	274,075
62	2	110,250	92,146	81,896	274,075	103,939	93,689	274,075	116,435	106,185	274,075
63	3	115,763	88,071	79,071	274,075	105,817	96,817	274,075	125,750	116,750	274,075
64	4	121,551	83,841	76,091	274,075	107,589	99,839	274,075	135,882	128,132	274,075
65	5	127,628	79,419	72,919	274,075	109,231	102,731	274,075	146,923	140,423	274,075
66	6	134,010	74,779	69,529	274,075	110,722	105,472	274,075	158,989	153,739	274,075
67	7	140,710	69,899	65,899	274,075	112,052	108,052	274,075	172,221	168,221	274,075
68	8	147,746	64,761	62,011	274,075	113,210	110,460	274,075	186,787	184,037	274,075
69	9	155,133	59,341	57,841	274,075	114,184	112,684	274,075	202,878	201,378	274,075
70	10	162,889	53,588	53,588	274,075	114,937	114,937	274,075	220,711	220,711	274,075
71	11	171,034	47,384	47,384	274,075	115,414	115,414	274,075	240,537	240,537	274,075
72	12	179,586	40,641	40,641	274,075	115,527	115,527	274,075	262,436	262,436	291,304
73	13	188,565	33,199	33,199	274,075	115,169	115,169	274,075	286,387	286,387	312,162
74	14	197,993	24,869	24,869	274,075	114,210	114,210	274,075	312,600	312,600	334,482
75	15	207,893	15,448	15,448	274,075	112,513	112,513	274,075	341,333	341,333	358,399
76	16	218,287	4,723	4,723	274,075	109,932	109,932	274,075	372,889	372,889	391,534
77	17	229,202	0	0	0	106,309	106,309	274,075	407,270	407,270	427,634
78	18	240,662	0	0	0	101,457	101,457	274,075	444,712	444,712	466,947
79	19	252,695	0	0	0	95,136	95,136	274,075	485,466	485,466	509,740
80	20	265,330	0	0	0	87,013	87,013	274,075	529,799	529,799	556,289
81	21	278,596	0	0	0	76,621	76,621	274,075	577,986	577,986	606,885
82	22	292,526	0	0	0	63,320	63,320	274,075	630,311	630,311	661,827
83	23	307,152	0	0	0	46,202	46,202	274,075	687,066	687,066	721,420
84	24	322,510	0	0	0	24,147	24,147	274,075	748,554	748,554	785,982
85	25	338,635	0	0	0	0	0	0	815,090	815,090	855,844
86	26	355,567	0	0	0	0	0	0	887,003	887,003	931,353
87	27	373,346	0	0	0	0	0	0	964,636	964,636	1,012,868
88	28	392,013	0	0	0	0	0	0	1,048,341	1,048,341	1,100,758
89	29	411,614	0	0	0	0	0	0	1,138,474	1,138,474	1,195,398
90	30	432,194	0	0	0	0	0	0	1,235,392	1,235,392	1,297,161
91	31	453,804	0	0	0	0	0	0	1,339,437	1,339,437	1,393,015
92	32	476,494	0	0	0	0	0	0	1,454,133	1,454,133	1,497,757
93	33	500,319	0	0	0	0	0	0	1,581,218	1,581,218	1,612,843
94	34	525,335	0	0	0	0	0	0	1,722,849	1,722,849	1,740,077
95	35	551,602	0	0	0	0	0	0	1,881,796	1,881,796	1,881,796
96	36	579,182	0	0	0	0	0	0	2,059,588	2,059,588	2,059,588
97	37	608,141	0	0	0	0	0	0	2,254,179	2,254,179	2,254,179
98	38	638,548	0	0	0	0	0	0	2,467,154	2,467,154	2,467,154
99	39	670,475	0	0	0	0	0	0	2,700,251	2,700,251	2,700,251
100	40	703,999	0	0	0	0	0	0	2,955,371	2,955,371	2,955,371

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable monthly policy expense charges equal to 0.058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70%, of such amount, annual maintenance fees, guaranteed cost of insurance rates, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that only the initial premium is paid. Values would be different if additional premiums are paid.
(5)	Assumes that no riders are in effect.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Insurance Company
Male Issue Age: 50

Non-Smoker

Protective Single Premium Plus
$100,000 FACE AMOUNT
Initial Premium 29,023.68
USING CURRENT COST OF INSURANCE RATES

		Premiums Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
51	1	30,475	28,154	24,817	100,000	29,857	26,519	100,000	31,560	28,222	100,000
52	2	31,999	27,277	24,302	100,000	30,680	27,705	100,000	34,283	31,308	100,000
53	3	33,599	26,425	23,813	100,000	31,526	28,914	100,000	37,245	34,632	100,000
54	4	35,278	25,599	23,350	100,000	32,397	30,148	100,000	40,465	38,215	100,000
55	5	37,042	24,798	22,911	100,000	33,293	31,407	100,000	43,966	42,080	100,000
56	6	38,895	24,020	22,497	100,000	34,215	32,691	100,000	47,774	46,250	100,000
57	7	40,839	23,266	22,105	100,000	35,163	34,002	100,000	51,950	50,789	100,000
58	8	42,881	22,535	21,737	100,000	36,138	35,340	100,000	56,490	55,692	100,000
59	9	45,025	21,825	21,390	100,000	37,142	36,706	100,000	61,427	60,992	100,000
60	10	47,277	21,137	21,137	100,000	38,174	38,174	100,000	66,801	66,801	100,000
61	11	49,640	20,570	20,570	100,000	39,430	39,430	100,000	73,006	73,006	100,000
62	12	52,122	20,018	20,018	100,000	40,728	40,728	100,000	79,852	79,852	100,613
63	13	54,728	19,480	19,480	100,000	42,070	42,070	100,000	87,374	87,374	108,343
64	14	57,465	18,955	18,955	100,000	43,458	43,458	100,000	95,594	95,594	116,624
65	15	60,338	18,443	18,443	100,000	44,892	44,892	100,000	104,579	104,579	125,494
66	16	63,355	17,945	17,945	100,000	46,375	46,375	100,000	114,404	114,404	136,141
67	17	66,523	17,458	17,458	100,000	47,908	47,908	100,000	125,123	125,123	147,646
68	18	69,849	16,985	16,985	100,000	49,493	49,493	100,000	136,818	136,818	160,078
69	19	73,341	16,522	16,522	100,000	51,167	51,167	100,000	149,577	149,577	173,509
70	20	77,008	16,072	16,072	100,000	52,897	52,897	100,000	163,494	163,494	188,018
71	21	80,859	15,633	15,633	100,000	54,686	54,686	100,000	178,663	178,663	201,890
72	22	84,902	15,205	15,205	100,000	56,535	56,535	100,000	195,283	195,283	216,764
73	23	89,147	14,788	14,788	100,000	58,447	58,447	100,000	213,522	213,522	232,739
74	24	93,604	14,381	14,381	100,000	60,423	60,423	100,000	233,566	233,566	249,916
75	25	98,284	13,984	13,984	100,000	62,466	62,466	100,000	255,647	255,647	268,429
76	26	103,199	13,598	13,598	100,000	64,579	64,579	100,000	280,042	280,042	294,044
77	27	108,359	13,221	13,221	100,000	66,762	66,762	100,000	306,666	306,666	321,999
78	28	113,777	12,853	12,853	100,000	69,020	69,020	100,000	335,708	335,708	352,493
79	29	119,465	12,495	12,495	100,000	71,354	71,354	100,000	367,370	367,370	385,738
80	30	125,439	12,146	12,146	100,000	73,767	73,767	100,000	401,864	401,864	421,957
81	31	131,711	11,806	11,806	100,000	76,261	76,261	100,000	439,410	439,410	461,380
82	32	138,296	11,474	11,474	100,000	78,840	78,840	100,000	480,236	480,236	504,248
83	33	145,211	11,150	11,150	100,000	81,506	81,506	100,000	524,788	524,788	551,028
84	34	152,471	10,835	10,835	100,000	84,262	84,262	100,000	573,474	573,474	602,147
85	35	160,095	10,527	10,527	100,000	87,111	87,111	100,000	626,676	626,676	658,010
86	36	168,100	10,228	10,228	100,000	90,057	90,057	100,000	684,814	684,814	719,054
87	37	176,505	9,936	9,936	100,000	93,102	93,102	100,000	748,345	748,345	785,762
88	38	185,330	9,651	9,651	100,000	96,250	96,250	101,063	817,770	817,770	858,659
89	39	194,597	9,373	9,373	100,000	99,505	99,505	104,480	893,636	893,636	938,318
90	40	204,326	9,102	9,102	100,000	102,870	102,870	108,013	976,541	976,541	1,025,368
91	41	214,543	8,839	8,839	100,000	106,348	106,348	110,602	1,067,136	1,067,136	1,109,821
92	42	225,270	8,581	8,581	100,000	109,944	109,944	113,243	1,166,136	1,166,136	1,201,120
93	43	236,533	8,331	8,331	100,000	113,662	113,662	115,935	1,274,321	1,274,321	1,299,807
94	44	248,360	8,086	8,086	100,000	117,505	117,505	118,680	1,392,541	1,392,541	1,406,467
95	45	260,778	7,848	7,848	100,000	121,765	121,765	121,765	1,525,315	1,525,315	1,525,315
96	46	273,817	7,615	7,615	100,000	126,580	126,580	126,580	1,676,059	1,676,059	1,676,059
97	47	287,508	7,389	7,389	100,000	131,586	131,586	131,586	1,841,700	1,841,700	1,841,700
98	48	301,883	7,168	7,168	100,000	136,789	136,789	136,789	2,023,712	2,023,712	2,023,712
99	49	316,977	6,953	6,953	100,000	142,198	142,198	142,198	2,223,711	2,223,711	2,223,711
100	50	332,826	6,743	6,743	100,000	147,821	147,821	147,821	2,443,476	2,443,476	2,443,476

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable monthly policy expense charges equal to .058% multiplied by the Policy Value which is equivalent to an annual rate of 0.70% of such amount, annual maintenance fees, current cost of insurance rates, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to 0.042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that only the initial premium is paid. Values would be different if additional premiums are paid.
(5)	Assumes that no riders are in effect.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Insurance Company
Male Issue Age: 50

Non-Smoker

Protective Single Premium Plus
$100,000 FACE AMOUNT
Initial Premium 29,023.68
USING GUARANTEED COST OF INSURANCE RATES

		Premiums Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
51	1	30,475	27,977	24,639	100,000	29,683	26,345	100,000	31,390	28,052	100,000
52	2	31,999	26,881	23,906	100,000	30,301	27,326	100,000	33,925	30,950	100,000
53	3	33,599	25,766	23,154	100,000	30,907	28,295	100,000	36,678	34,066	100,000
54	4	35,278	24,625	22,376	100,000	31,494	29,245	100,000	39,670	37,420	100,000
55	5	37,042	23,452	21,565	100,000	32,059	30,172	100,000	42,924	41,037	100,000
56	6	38,895	22,239	20,715	100,000	32,594	31,070	100,000	46,467	44,943	100,000
57	7	40,839	20,979	19,818	100,000	33,096	31,935	100,000	50,366	49,205	100,000
58	8	42,881	19,668	18,870	100,000	33,559	32,761	100,000	54,628	53,830	100,000
59	9	45,025	18,296	17,861	100,000	33,976	33,541	100,000	59,294	58,859	100,000
60	10	47,277	16,851	16,851	100,000	34,339	34,339	100,000	64,413	64,413	100,000
61	11	49,640	15,320	15,320	100,000	34,636	34,636	100,000	70,040	70,040	100,000
62	12	52,122	13,688	13,688	100,000	34,855	34,855	100,000	76,242	76,242	100,000
63	13	54,728	11,933	11,933	100,000	34,979	34,979	100,000	83,077	83,077	103,015
64	14	57,465	10,032	10,032	100,000	34,990	34,990	100,000	90,533	90,533	110,450
65	15	60,338	7,961	7,961	100,000	34,867	34,867	100,000	98,650	98,650	118,380
66	16	63,355	5,694	5,694	100,000	34,591	34,591	100,000	107,491	107,491	127,914
67	17	66,523	3,205	3,205	100,000	34,138	34,138	100,000	117,098	117,098	138,175
68	18	69,849	465	465	100,000	33,485	33,485	100,000	127,536	127,536	149,217
69	19	73,341	0	0	0	32,599	32,599	100,000	138,877	138,877	161,097
70	20	77,008	0	0	0	31,438	31,438	100,000	151,197	151,197	173,877
71	21	80,859	0	0	0	29,926	29,926	100,000	164,572	164,572	185,966
72	22	84,902	0	0	0	28,010	28,010	100,000	179,168	179,168	198,877
73	23	89,147	0	0	0	25,619	25,619	100,000	195,127	195,127	212,689
74	24	93,604	0	0	0	22,621	22,621	100,000	212,600	212,600	227,482
75	25	98,284	0	0	0	18,887	18,887	100,000	231,777	231,777	243,366
76	26	103,199	0	0	0	14,266	14,266	100,000	252,889	252,889	265,534
77	27	108,359	0	0	0	8,578	8,578	100,000	275,836	275,836	289,628
78	28	113,777	0	0	0	1,600	1,600	100,000	300,763	300,763	315,801
79	29	119,465	0	0	0	0	0	0	327,826	327,826	344,218
80	30	125,439	0	0	0	0	0	0	357,188	357,188	375,047
81	31	131,711	0	0	0	0	0	0	389,014	389,014	408,465
82	32	138,296	0	0	0	0	0	0	423,475	423,475	444,648
83	33	145,211	0	0	0	0	0	0	460,740	460,740	483,777
84	34	152,471	0	0	0	0	0	0	500,985	500,985	526,034
85	35	160,095	0	0	0	0	0	0	544,394	544,394	571,614
86	36	168,100	0	0	0	0	0	0	591,163	591,163	620,721
87	37	176,505	0	0	0	0	0	0	641,497	641,497	673,572
88	38	185,330	0	0	0	0	0	0	695,617	695,617	730,397
89	39	194,597	0	0	0	0	0	0	753,751	753,751	791,438
90	40	204,326	0	0	0	0	0	0	816,129	816,129	856,936
91	41	214,543	0	0	0	0	0	0	882,976	882,976	918,295
92	42	225,270	0	0	0	0	0	0	956,867	956,867	985,573
93	43	236,533	0	0	0	0	0	0	1,038,942	1,038,942	1,059,721
94	44	248,360	0	0	0	0	0	0	1,130,570	1,130,570	1,141,876
95	45	260,778	0	0	0	0	0	0	1,233,465	1,233,465	1,233,465
96	46	273,817	0	0	0	0	0	0	1,350,003	1,350,003	1,350,003
97	47	287,508	0	0	0	0	0	0	1,477,551	1,477,551	1,477,551
98	48	301,883	0	0	0	0	0	0	1,617,150	1,617,150	1,617,150
99	49	316,977	0	0	0	0	0	0	1,769,939	1,769,939	1,769,939
100	50	332,826	0	0	0	0	0	0	1,937,163	1,937,163	1,937,163

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable monthly policy expense charges, equal to 0.058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount, annual maintenance fees, guaranteed cost of insurance rates, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to 0.90% of such amount during all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that only the initial premium is paid. Values would be different if additional premiums are paid.
(5)	Assumes that no riders are in effect.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Insurance Company
Female Issue Age: 50

Non-Smoker

Protective Single Premium Plus
$100,000 FACE AMOUNT
Initial Premium 24,906.13
USING CURRENT COST OF INSURANCE RATES

		Premiums Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
51	1	26,151	24,157	21,293	100,000	25,618	22,754	100,000	27,082	24,218	100,000
52	2	27,459	23,399	20,846	100,000	26,319	23,767	100,000	29,414	26,862	100,000
53	3	28,832	22,664	20,422	100,000	27,040	24,799	100,000	31,950	29,709	100,000
54	4	30,274	21,950	20,020	100,000	27,782	25,852	100,000	34,708	32,778	100,000
55	5	31,787	21,258	19,639	100,000	28,546	26,927	100,000	37,706	36,087	100,000
56	6	33,377	20,587	19,279	100,000	29,331	28,023	100,000	40,967	39,659	100,000
57	7	35,045	19,935	18,939	100,000	30,139	29,142	100,000	44,512	43,516	100,000
58	8	36,798	19,304	18,619	100,000	30,970	30,285	100,000	48,368	47,683	100,000
59	9	38,638	18,691	18,317	100,000	31,824	31,451	100,000	52,595	52,222	100,000
60	10	40,569	18,096	18,096	100,000	32,704	32,704	100,000	57,194	57,194	100,000
61	11	42,598	17,606	17,606	100,000	33,775	33,775	100,000	62,501	62,501	100,000
62	12	44,728	17,128	17,128	100,000	34,882	34,882	100,000	68,331	68,331	100,000
63	13	46,964	16,663	16,663	100,000	36,026	36,026	100,000	74,768	74,768	100,000
64	14	49,312	16,209	16,209	100,000	37,210	37,210	100,000	81,890	81,890	100,000
65	15	51,778	15,766	15,766	100,000	38,433	38,433	100,000	89,728	89,728	107,674
66	16	54,367	15,335	15,335	100,000	39,697	39,697	100,000	98,315	98,315	116,995
67	17	57,085	14,914	14,914	100,000	41,005	41,005	100,000	107,710	107,710	127,098
68	18	59,940	14,504	14,504	100,000	42,356	42,356	100,000	117,991	117,991	138,050
69	19	62,937	14,105	14,105	100,000	43,754	43,754	100,000	129,242	129,242	149,921
70	20	66,083	13,715	13,715	100,000	45,198	45,198	100,000	141,555	141,555	162,788
71	21	69,388	13,335	13,335	100,000	46,691	46,691	100,000	155,026	155,026	175,180
72	22	72,857	12,965	12,965	100,000	48,235	48,235	100,000	169,802	169,802	188,480
73	23	76,500	12,604	12,604	100,000	49,831	49,831	100,000	186,018	186,018	202,760
74	24	80,325	12,252	12,252	100,000	51,516	51,516	100,000	203,831	203,831	218,099
75	25	84,341	11,909	11,909	100,000	53,258	53,258	100,000	223,424	223,424	234,595
76	26	88,558	11,574	11,574	100,000	55,059	55,059	100,000	245,018	245,018	257,269
77	27	92,986	11,248	11,248	100,000	56,921	56,921	100,000	268,633	268,633	282,065
78	28	97,635	10,931	10,931	100,000	58,846	58,846	100,000	294,447	294,447	309,169
79	29	102,517	10,621	10,621	100,000	60,836	60,836	100,000	322,649	322,649	338,782
80	30	107,643	10,319	10,319	100,000	62,893	62,893	100,000	353,441	353,441	371,113
81	31	113,025	10,024	10,024	100,000	65,020	65,020	100,000	387,032	387,032	406,384
82	32	118,676	9,737	9,737	100,000	67,218	67,218	100,000	423,640	423,640	444,823
83	33	124,610	9,457	9,457	100,000	69,491	69,491	100,000	463,490	463,490	486,664
84	34	130,841	9,185	9,185	100,000	71,841	71,841	100,000	506,813	506,813	532,154
85	35	137,383	8,919	8,919	100,000	74,270	74,270	100,000	553,856	553,856	581,549
86	36	144,252	8,659	8,659	100,000	76,782	76,782	100,000	605,238	605,238	635,500
87	37	151,464	8,407	8,407	100,000	79,378	79,378	100,000	661,387	661,387	694,457
88	38	159,038	8,160	8,160	100,000	82,062	82,062	100,000	722,745	722,745	758,883
89	39	166,989	7,920	7,920	100,000	84,837	84,837	100,000	789,796	789,796	829,286
90	40	175,339	7,686	7,686	100,000	87,706	87,706	100,000	863,067	863,067	906,220
91	41	184,106	7,458	7,458	100,000	90,672	90,672	100,000	943,135	943,135	980,860
92	42	193,311	7,235	7,235	100,000	93,738	93,738	100,000	1,030,631	1,030,631	1,061,550
93	43	202,977	7,018	7,018	100,000	96,908	96,908	100,000	1,126,244	1,126,244	1,148,769
94	44	213,126	6,807	6,807	100,000	100,196	100,196	101,198	1,230,916	1,230,916	1,243,225
95	45	223,782	6,601	6,601	100,000	103,844	103,844	103,844	1,348,486	1,348,486	1,348,486
96	46	234,971	6,400	6,400	100,000	107,950	107,950	107,950	1,481,754	1,481,754	1,481,754
97	47	246,719	6,204	6,204	100,000	112,219	112,219	112,219	1,628,193	1,628,193	1,628,193
98	48	259,055	6,013	6,013	100,000	116,657	116,657	116,657	1,789,104	1,789,104	1,789,104
99	49	272,008	5,827	5,827	100,000	121,270	121,270	121,270	1,965,917	1,965,917	1,965,917
100	50	285,609	5,645	5,645	100,000	126,065	126,065	126,065	2,160,205	2,160,205	2,160,205

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable monthly policy expense charges equal to .058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount, annual maintenance fees, current cost of insurance rates, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to ..042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that only the initial premium is paid. Values would be different if additional premiums are paid.
(5)	Assumes that no riders are in effect.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Insurance Company
Female Issue Age: 50

Non-Smoker

Protective Single Premium Plus
$100,000 FACE AMOUNT
Initial Premium 24,906.13
USING GUARANTEED COST OF INSURANCE RATES

		Premiums Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
51	1	26,151	23,992	21,128	100,000	25,455	22,591	100,000	26,921	24,057	100,000
52	2	27,459	23,039	20,486	100,000	25,969	23,417	100,000	29,077	26,524	100,000
53	3	28,832	22,075	19,833	100,000	26,475	24,234	100,000	31,420	29,178	100,000
54	4	30,274	21,096	19,166	100,000	26,971	25,041	100,000	33,967	32,037	100,000
55	5	31,787	20,102	18,483	100,000	27,455	25,837	100,000	36,741	35,122	100,000
56	6	33,377	19,089	17,781	100,000	27,926	26,618	100,000	39,766	38,458	100,000
57	7	35,045	18,056	17,060	100,000	28,382	27,386	100,000	43,068	42,072	100,000
58	8	36,798	17,004	16,320	100,000	28,825	28,140	100,000	46,682	45,997	100,000
59	9	38,638	15,933	15,559	100,000	29,254	28,881	100,000	50,676	50,302	100,000
60	10	40,569	14,836	14,836	100,000	29,666	29,666	100,000	55,056	55,056	100,000
61	11	42,598	13,705	13,705	100,000	30,052	30,052	100,000	59,863	59,863	100,000
62	12	44,728	12,527	12,527	100,000	30,404	30,404	100,000	65,141	65,141	100,000
63	13	46,964	11,286	11,286	100,000	30,705	30,705	100,000	70,943	70,943	100,000
64	14	49,312	9,962	9,962	100,000	30,941	30,941	100,000	77,329	77,329	100,000
65	15	51,778	8,539	8,539	100,000	31,098	31,098	100,000	84,368	84,368	101,242
66	16	54,367	7,006	7,006	100,000	31,167	31,167	100,000	92,076	92,076	109,571
67	17	57,085	5,356	5,356	100,000	31,139	31,139	100,000	100,476	100,476	118,562
68	18	59,940	3,582	3,582	100,000	31,006	31,006	100,000	109,631	109,631	128,268
69	19	62,937	1,674	1,674	100,000	30,761	30,761	100,000	119,610	119,610	138,747
70	20	66,083	0	0	0	30,383	30,383	100,000	130,486	130,486	150,059
71	21	69,388	0	0	0	29,842	29,842	100,000	142,338	142,338	160,842
72	22	72,857	0	0	0	29,096	29,096	100,000	155,288	155,288	172,369
73	23	76,500	0	0	0	28,089	28,089	100,000	169,444	169,444	184,694
74	24	80,325	0	0	0	26,753	26,753	100,000	184,935	184,935	197,880
75	25	84,341	0	0	0	25,017	25,017	100,000	201,910	201,910	212,005
76	26	88,558	0	0	0	22,799	22,799	100,000	220,548	220,548	231,576
77	27	92,986	0	0	0	20,010	20,010	100,000	240,848	240,848	252,890
78	28	97,635	0	0	0	16,544	16,544	100,000	262,947	262,947	276,094
79	29	102,517	0	0	0	12,265	12,265	100,000	286,992	286,992	301,341
80	30	107,643	0	0	0	6,986	6,986	100,000	313,136	313,136	328,793
81	31	113,025	0	0	0	448	448	100,000	341,540	341,540	358,617
82	32	118,676	0	0	0	0	0	0	372,365	372,365	390,984
83	33	124,610	0	0	0	0	0	0	405,779	405,779	426,068
84	34	130,841	0	0	0	0	0	0	441,952	441,952	464,050
85	35	137,383	0	0	0	0	0	0	481,062	481,062	505,115
86	36	144,252	0	0	0	0	0	0	523,295	523,295	549,460
87	37	151,464	0	0	0	0	0	0	568,841	568,841	597,283
88	38	159,038	0	0	0	0	0	0	617,895	617,895	648,790
89	39	166,989	0	0	0	0	0	0	670,654	670,654	704,187
90	40	175,339	0	0	0	0	0	0	727,309	727,309	763,674
91	41	184,106	0	0	0	0	0	0	788,043	788,043	819,564
92	42	193,311	0	0	0	0	0	0	854,903	854,903	880,550
93	43	202,977	0	0	0	0	0	0	928,879	928,879	947,457
94	44	213,126	0	0	0	0	0	0	1,011,189	1,011,189	1,021,301
95	45	223,782	0	0	0	0	0	0	1,103,388	1,103,388	1,103,388
96	46	234,971	0	0	0	0	0	0	1,207,636	1,207,636	1,207,636
97	47	246,719	0	0	0	0	0	0	1,321,734	1,321,734	1,321,734
98	48	259,055	0	0	0	0	0	0	1,446,612	1,446,612	1,446,612
99	49	272,008	0	0	0	0	0	0	1,583,288	1,583,288	1,583,288
100	50	285,609	0	0	0	0	0	0	1,732,877	1,732,877	1,732,877

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable monthly policy expense charges equal to 0.058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70%, of such amount, annual maintenance fees, guaranteed cost of insurance rates, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that only the initial premium is paid. Values would be different if additional premiums are paid.
(5)	Assumes that no riders are in effect.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

OTHER POLICY BENEFITS AND PROVISIONS

Limits on Rights to Contest the Policy

        Incontestability.    Protective will not contest the Policy, or any supplemental rider or reinstated benefit, after the Policy or rider or reinstated benefit has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider or the date Protective approves the reinstatement application, unless fraud is involved. Any increase in the Face Amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

        Suicide Exclusion.    If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premium payments made before death, less any Policy Debt and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

Changes in the Policy or Benefits

        Misstatement of Age or Sex.    If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided at the Policy Effective Date, at the correct age and sex.

        Other Changes.    At any time Protective may make such changes in the Policy as are necessary to assure compliance with any applicable laws, regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Internal Revenue Code. Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

Suspension or Delay in Payments

        Protective will ordinarily pay any Death Benefit Proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit Proceeds, which is determined as of the date of death, the amount will be determined as of the date of receipt of all required documents. However, Protective may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners. See also "Payments from the Fixed Accounts".

        If mandated under applicable law, Protective may be required to block your account and thereby refuse any request for transfer, surrender, loan or death proceeds unless we receive instructions from the appropriate regulator.

Reports to Policy Owners

        Each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Guaranteed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current premium allocations; charges deducted since the last report; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each Fund, as required by the Investment Company

Act of 1940. In addition, when you pay premiums or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

Assignment

        The Policy may be assigned in accordance with its terms. In order for any assignment to be binding upon Protective, it must be in writing and filed at the Home Office. Once Protective has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Protective assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt. An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. (See "Tax Considerations".)

Arbitration

        The Policy provides that any controversy, dispute or claim by any Owner(s), Insured, or beneficiary (a "claimant") arising out of insurance provided under the Policy, other than causes of action arising under Federal Securities laws, will be submitted to binding arbitration pursuant to the Federal Arbitration Act. Arbitration will be binding upon any claimant as well as Protective and may not be set aside in later litigation except upon the limited circumstances set forth in the Federal Arbitration Act. Arbitration expenses will be borne by the losing party or in such proportion as the arbitrator(s) shall decide. Consult the Policy for additional information. This provision does not apply to Policies issued in certain states.

Supplemental Riders and Endorsements

    Supplemental Riders

        The following supplemental riders and endorsements may be available and may be added to your Policy subject to product and state availability. Riders may only be available at issue. Monthly charges, if applicable, for these riders will be deducted from your Policy Value as part of the Monthly Deduction. (See "Monthly Deduction".)

        Comprehensive Long-Term Care Accelerated Death Benefit Rider.    Applicants residing in states that have approved the Comprehensive Long-Term Care Accelerated Death Benefit Rider (the "ADBR") may elect to add it to their Policy at issue, subject to Protective's receiving satisfactory additional evidence of insurability. The ADBR is not available in all states and the terms under which it is available may vary from state-to-state, and by the underlying Policy selected. In some states this benefit may be provided under an endorsement to the Policy and the charge for the benefit will be an additional cost of insurance charge for the Policy. There is no assurance that the ADBR will be approved in all states or that it will be approved under the terms described herein.

        The ADBR permits the Owner to receive, at his or her request and upon approval by Protective in accordance with the terms of the ADBR, an accelerated payment of part of the Policy's Death Benefit (an "Accelerated Death Benefit") when one of the following two events occurs:

1.
Confinement to a Nursing Home Facility. The Insured is determined to be chronically ill (as defined below and in the Contact) and has been confined to a qualifying nursing home facility (as defined in the Contract) for 90 consecutive days.

2.
Community Care. The Insured is determined to be chronically ill (as defined below) and has been receiving home health care, assisted living care or adult day care (as defined in the rider) for at least 90 days.

        Chronically ill means that the Insured has been certified (within the preceding 12-month period) by a Physician as (i) being unable to perform (without substantial assistance from another individual) at least two activities of daily living or (ii) requiring substantial supervision to protect the Insured from threats to health and safety due to severe cognitive impairment (as such terms are more fully described in the ADBR).

        The monthly charge on the Protective Preserver Policy for this rider is $0.20833 per $1,000 of Face Amount, which is equivalent to an annual rate of $2.50 per $1,000 of Face Amount. The charge for this rider is guaranteed not to exceed $63.00 per month. The monthly charge for this rider on the Protective Single Premium Plus Policy is .0125% (which is equivalent to an annual rate of .15%) multiplied by the Policy Value up to $250,000. There is no additional charge on Policy Value in excess of $250,000.

              Tax Consequences of the ADBR.    Subject to certain limitations, the Accelerated Death Benefit payable under the ADBR will generally be excludible from income for federal income tax purposes (state variations may apply). The charge for the ADBR may be includible as income for federal income tax purposes. (See "Tax Considerations — Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider".)

           Amount of the Accelerated Death Benefit.    The ADBR provides for monthly payments subject to an aggregate maximum Accelerated Death Benefit payment equal to the lesser of (i) 90% of the Face Amount less any Policy debt or (ii) $250,000, less any outstanding lien amount under any other accelerated death benefit rider or endorsement attached to the Policy. The monthly Accelerated Death Benefit under the ADBR will be 1% or 2% of the Initial Face Amount for community care or nursing home care, respectively, subject to a maximum monthly benefit of $5,000.

           Conditions for Receipt of the Accelerated Death Benefit.    In order to receive an Accelerated Death Benefit payment, a Policy must be in force and an Owner must submit a proof of claim and a notice of the claim to Protective at its Home Office. Proof of claim means written proof (described more fully in the ADBR) in a form acceptable to Protective, that the Insured is chronically ill and is receiving community care or nursing home care.

        Protective may request additional medical information from an Insured's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the Accelerated Death Benefit. Protective will not approve a claim for an Accelerated Death Benefit payment if the Insured is not living at the time the notice of the claim is received at the Home Office, if the claim is the result of intentionally self-inflicted injury or participation in a felony or if the benefits are payable under Medicare or services are provided outside of the United States. Any additional exclusions may be noted in the ADBR.

          Operation of the ADBR.    A lien against the Death Benefit payable under the Policy (the "death benefit lien") will be established in the aggregate amount of any Accelerated Death Benefits paid under the ADBR.

           Effect on Existing Policy.    The Death Benefit Proceeds otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any death benefit lien. If the Owner makes a request for a surrender, or a withdrawal, the Policy's Surrender Value will be reduced by the amount of any outstanding death benefit lien. Therefore, depending upon the size of the death benefit lien, this may result in the Surrender Value being reduced to zero. In addition, once benefits under the ADBR have been requested and all other conditions of eligibility have been satisfied, no new policy loans may be requested.

        Lapse Protection Rider.    An optional Lapse Protection Rider may be purchased on the Protective Preserver Policy. As long as the rider remains in effect, Protective guarantees that a Policy that would otherwise lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The lapse protection provided by this rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. The rider will also apply to any other rider which is in force on the Policy as of the last day of the grace period, unless otherwise indicated in the rider. Some state variations may apply. This rider is not available on the

Protective Single Premium Plus. The monthly charge for this rider is .021% of the Policy Value which is equivalent to an annual rate of .25% of the Policy Value.

        Endorsements.    The Company may also issue as part of the Policy an endorsement for which there are no charges. The Waiver of Surrender Charge Endorsement provides for a waiver of surrender charges after the first Policy Year in the event the Owner enters a nursing home (for a period of ninety days or more) or is first diagnosed as having a terminal illness and has a life expectancy of twelve months or less.

        Additional rules and limits apply to these supplemental riders and endorsements. Not all such benefits may be available at any time, and supplemental riders in addition to those listed above may be made available. Please ask your Protective agent for further information, or contact the Home Office.

Reinsurance

        The Company may reinsure a portion of the risks assumed under the Policies.

USES OF THE POLICY

        Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements and (4) a supplement to other retirement plans.

        As with any investment, using this Policy under these or other applications entails certain risks including market risks and the possible loss of principal paid as premiums. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy Loans and interest paid on Policy Loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy Loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a beneficiary.

        Prior to utilizing this Policy or the above applications you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

        In addition, you need to consider the tax implications of using the Policy with these applications. The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations" below. Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the Policy is surrendered, lapses, matures or if a withdrawal is made. Because of these risks, you need to carefully consider how you use this Policy. This Policy may not be suitable for all persons, under any of these applications.

TAX CONSIDERATIONS

Introduction

        The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

        This discussion does not address state or local tax consequences or federal estate and gift tax consequences associated with the purchase of the Policy. In addition, PROTECTIVE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax Status of Protective

        Protective is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective is not taxed on investment income and realized capital gains of the Variable Account, although Protective's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs.

Taxation of Life Insurance Policies

        Tax Status of the Policy    Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. Protective believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Value that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the Beneficiary's gross income, and interest and other earnings credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) Protective, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

              Diversification Requirements.    The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal tax purposes and the Owner would generally be taxed currently on the income on the contract (as defined in the tax law). Protective expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

           Ownership Treatment.    In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owner's gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued in regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

           The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account Values, and may be able to transfer among Funds more frequently, than in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Protective therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

        The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

        Tax Treatment of Life Insurance Death Benefit Proceeds.    In general, the amount of the Death Benefit Proceeds payable under a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

        If the Death Benefit Proceeds is not received in a lump sum and is, instead, applied under either Settlement Options 1, 2, or 4, payments generally will be prorated between amounts attributable to the Death Benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest payments will be includible in the beneficiary's income.

        Tax Deferral During Accumulation Period.    Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the Cash Value over the "investment in the contract" generally will be includible in the Owner's income. The "investment in the contract" generally is the sum of premiums paid less the aggregate amount previously received under the Policy to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

Policies Which Are MECs

        Characterization of a Policy as a MEC.    Generally, a life insurance contract will be considered a MEC for federal income tax purposes if (1) the life insurance contract is received in exchange for a life insurance contract that was a MEC, or (2) the life insurance contract is entered into on or after June 21, 1988 and premiums are paid into the life insurance contract more rapidly than the rate defined by a "7-Pay Test." The Internal Revenue Code generally provides that a life insurance contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the life insurance contract at any time during the first 7 years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the life insurance contract provided for paid-up future benefits after the payment of 7 level annual premiums.

        This Policy generally will be a MEC unless (1) it was received in exchange for another life insurance policy which was not a MEC and (2) no premium payments or other consideration (other than the exchanged contract) are paid into the Policy during the first 7 Policy Years. In addition, even if the Policy initially is not a MEC, it may, in certain circumstances, become a MEC. These circumstances could include a later increase in benefits, any other "material change" of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the Death Benefit during the first 7 Policy Years.

        Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.    If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any loan (and any interest thereon) will be treated as a withdrawal for tax purposes. In addition, the discussion of lapses (and surrenders) while loans are outstanding under the caption "Policies Which Are Not MECs" also applies to Policies which are MECs.

        If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, although it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a qualified tax advisor.

        Penalty Tax.    Generally, proceeds of a surrender (or a withdrawal, including any deemed withdrawals such as loans) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59 1/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

        Aggregation of Policies.    All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

        Constructive Receipt Issues.    The IRS could determine that an Owner is in constructive receipt of the Cash Value of the Policy if the Cash Value equals the Death Benefit, which can occur in some instances where the Insured is age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner's income at that time.

Policies Which Are Not MECs

            Tax Treatment of Withdrawals Generally.    If the Policy is not a MEC, the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent the withdrawal exceeds the investment in the contract immediately before the withdrawal.

        Certain Distributions Required by the Tax Law in the First 15 Policy Years.    As stated above, section 7702 of the Internal Revenue Code places limitations on the amount of premiums that may be paid and the Policy Value that can accumulate relative to the Death Benefit. Where cash distributions are required under section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the face amount, if withdrawals are made, and in certain other instances. In particular, an Owner electing withdrawals on a regular basis should consider that such withdrawals (like all other withdrawals) will reduce the death benefit and thus may result in some amounts being included in income even though the withdrawals are less than the investment in the contract.

        Tax Treatment of Loans.    If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under such a Policy will constitute income to the Owner so long as the Policy remains in force. If a Policy lapses (or is surrendered) when a loan is outstanding, the amount of the loan outstanding will be treated as surrender proceeds for purposes of determining whether any amounts are includible in the owner's income.

Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider

        The Comprehensive Long-Term Care Accelerated Death Benefit Rider is intended to constitute qualified long-term care insurance under Section 7702B(b) of the Code. Nursing home care and community care benefits received pursuant to this rider generally will be excludable from income. However, if the amount of such benefits plus other per diem long-term care insurance benefits exceed $175 per day, indexed for inflation (or the equivalent amount in the case of payments on another periodic basis), such excess will be includible in income. Protective treats charges for this rider as a withdrawal from the Policy for tax purposes. Thus, part or all of such charges may be includible in income and, if the Policy is a MEC, the charges also may be subject to a 10% penalty tax.

        The Comprehensive Long-Term Care Accelerated Death Benefit Rider may be issued in certain States as a "non-qualified" rider, i.e., it would not constitute qualified long-term care insurance under section 7702B(b) of the Code. (The first page of the rider will state whether it is issued as a qualified rider.) The tax consequences associated with adding such a non-qualified rider, and the tax treatment of benefits received from such a rider, are uncertain. Accordingly, we urge you to consult a tax advisor before adding a non-qualified rider to your Policy or requesting an Accelerated Death Benefit from such a rider.

Actions to Ensure Compliance with the Tax Law

        Protective believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. Protective will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective will immediately refund the excess premiums with interest to the extent required by the Code. Protective also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

Other Considerations

        Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal.

Disallowance of Interest Deductions

        The Policy generally will be characterized as a single premium life insurance contract under section 264 of the Code and, as a result, interest paid on any loans under the Policy will not be tax deductible, irrespective of whether the owner is an individual or a nonnatural entity, such as a corporation or a trust. In addition, in the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

Federal Income Tax Withholding

        Protective will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective in writing and such notice is received at the Home Office at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's total tax liability.

OTHER INFORMATION ABOUT THE POLICIES AND PROTECTIVE LIFE

Sale of the Policies

        Investment Distributors, Inc. ("IDI"), a Tennessee corporation established in 1993 and a wholly-owned subsidiary of Protective Life Corporation, acts as a principal underwriter of the Policies. IDI also acts as principal underwriter of variable annuity contracts issued through Protective Variable Annuity Separate Account. IDI is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Policies are sold by certain registered representatives of broker-dealers (including ProEquities, Inc., an affiliate of Protective and IDI) that have entered into selling agreements with IDI, who are also appointed and licensed as insurance agents of Protective. IDI will receive the 12b-1 fees assessed against shares of the Fidelity Funds attributable to the Policies as compensation for providing certain distribution and shareholder support services. Registered representatives may be paid commissions on Policies they sell based on premiums paid in amounts up to 10.0% first year premium payment and .25% on unloaned Policy Value. Other allowances and overrides, and non-cash compensation, also may be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation. Commissions payable in connection with the sale of Policies to corporate purchasers or Policies involving Face Amounts in excess of $5 million may be higher than those identified above. We may use any of our corporate assets to cover the cost of distribution, including any profit from the mortality and expense risk charge.

Corporate Purchasers

        The Policy is available for individuals and for corporations and other institutions. For corporate or other group or sponsored arrangements, fee-only arrangements or clients of registered investment advisors purchasing one or more Policies, Protective may reduce the amount of the policy expense charge, annual maintenance fee, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase, a group or sponsored arrangement, or arrangements, fee-only arrangements or clients of registered investment advisors.

Recent Developments

        On October 1, 2001 PLC, through its Acquisitions Division, completed the acquisition of the stock of Inter-State Assurance Company and First Variable Life Insurance Company from ILona Financial Group, Inc., a subsidiary of Irish Life & Permanent plc of Dublin, Ireland. The purchase price was approximately $250 million. The companies' business primarily consists of universal life insurance products and fixed and variable annuities, representing 170,000 policies, $160 million of annual premiums and $1.6 billion of reserves.

        On December 31, 2001, PLC completed its previously announced sale of substantially all of its Dental Benefits Division to Fortis, Inc. This transaction, which was valued at approximately $300 million, included the coinsurance of the Division's indemnity business and the sale of the Division's prepaid dental subsidiaries. In addition, PLC discontinued certain other remaining Dental Division related operations primarily other health insurance lines. These transactions will be accounted for as discontinued operations.

        On February 13, 2002, PLC announced its results for the fourth quarter of 2001. PLC's diluted operating income from continuing operations in the 2001 fourth quarter was $.59 per share compared to $.51 per share in 2000. PLC's 2001 diluted operating income from continuing operations was $2.41 per share compared to $1.91 in 2000, excluding income in 2000 of $.24 per share from the sale of PLC's Hong Kong affiliate.

        At December 31, 2001, the PLC's assets were approximately $19.7 billion. Shareowners' equity per share was $19.63 excluding $.83 per share of unrealized investment gains resulting from marking the PLC's securities to market value.

        As a result of the loss on sale and discontinuance of PLC's Dental operations of $.46 per share, and realized investment losses (primarily related to a decrease in market values of the PLC's derivative financial instruments) of $.21 per share, PLC reported a net loss for the quarter of $0.08 per share, compared to net income of $.56 per share, in the fourth quarter of 2000.

        Net income for 2001 was $102.9 million, or $1.47 per share, compared to $153.5 million, or $2.32 per share in 2000. Net income for 2001 includes a loss on sale and discontinuance of $.43 per share, $.20 per share of net realized investment losses, and an $.11 per share change for the cumulative effect of the change in accounting principle related to the implementation of SFAS No. 133. Net income for 2000 includes net realized investment losses of $.07 per share.

Protective Directors and Executive Officers

        The following table sets forth the name, age, address and principal occupations during the past five years of each of Protective's directors and executive officers.

Name	Age	Position with Protective
John D. Johns	49	Chairman of the Board and Director
Allen W. Ritchie	44	Executive Vice President, Chief Financial Officer and Director
R. Stephen Briggs	51	Executive Vice President, Individual Life and Director
Jim E. Massengale	59	Executive Vice President, Acquisitions and Director
Richard J. Bielen	41	Senior Vice President, Chief Investment Officer, Treasurer and
		Director
J. William Hamer	57	Director
Thomas Davis Keyes	48	Director
Carolyn King	51	Senior Vice President, Investment Products and Director
Deborah J. Long	48	Senior Vice President, General Counsel, Secretary and Director
Steven A. Schultz	48	Senior Vice President, Financial Institutions and Director
Wayne E. Stuenkel	48	Senior Vice President and Chief Actuary and Director
Carl S. Thigpen	45	Senior Vice President, Chief Mortgage & Real Estate Officer
Judy Wilson	43	Senior Vice President, Stable Value Products
Jerry W. DeFoor	49	Vice President and Controller, and Chief Accounting Officer

        Mr. Johns has been President and Chief Executive Officer of PLC since December 2001 and President and Chairman of the Board of Protective since December 2001. He was President and Chief

Operating Officer of PLC from August 1996 to December 2001. He is a director of National Bank of Commerce of Birmingham and Alabama National Bancorporation and John H. Harland Company.

        Mr. Ritchie has been Executive Vice President and Chief Financial Officer of PLC since August 2001 and Executive Vice President, Chief Financial Officer and a Director of Protective since November 2001. From July 1998 until 2000, Mr. Ritchie was President, Chief Executive Officer and Director of Per-Se Technologies, Inc. From April 1998 until July 1998, he served as Chief Operating Officer of Per-Se. From January 1998 until April 1998, Mr. Ritchie served as Executive Vice President and Chief Financial Officer of Per-Se Technologies, Inc. From 1996 to 1997, Mr. Ritchie was President of AGCO Corporation.

        Mr. Briggs has been Executive Vice President, Individual Life of PLC and Protective since October 1993 and has responsibility for the Individual Life Division. Mr. Briggs has been associated with PLC and its subsidiaries since 1977.

        Mr. Massengale has been Executive Vice President, Acquisitions of Protective and PLC since August 1996. From May 1992 to August 1996 he served as Senior Vice President of Protective and PLC. Mr. Massengale has been employed by PLC and its subsidiaries since 1983.

        Mr. Bielen has been Senior Vice President, Chief Investment Officer and Treasurer of PLC and Protective since January 2002. From August 1996 to January 2002 he was Senior Vice President, Investments of PLC and Protective. He is a director of Protective Investment Company.

        Mr. Hamer has been Senior Vice President and Chief Human Resources Officer of PLC since May 2001, and a Director of Protective since June 2001. Mr. Hamer served as Vice President, Human Resources of PLC from May 1982 to May 2001. Mr. Hamer has been employed by PLC and its subsidiaries since May 1982.

        Mr. Keyes has been Senior Vice President, Information Services of PLC since April 1999. He was Vice President, Information Services of PLC from May 1992 to April 1999. Mr. Keyes has been employed by PLC and its subsidiaries since 1982.

        Ms. King has been Senior Vice President, Investment Products Division of PLC and of Protective since April 1995. She is a director of Protective Investment Company.

        Ms. Long has been Senior VP, Secretary and General Counsel of PLC since November 1996 and of Protective since September 1996. Ms. Long has been employed by PLC and its subsidiaries since 1993.

        Mr. Schultz has been Senior Vice President, Financial Institutions of Protective and PLC since March 1993. Mr. Schultz has been employed by PLC and its subsidiaries since 1989.

        Mr. Stuenkel has been Senior Vice President and Chief Actuary of Protective and PLC since March 1987. Mr. Stuenkel is a Fellow in the Society of Actuaries and has been employed by PLC and its subsidiaries since September 1978.

        Mr. Thigpen has been Senior Vice President, Chief Mortgage and Real Estate Officer of PLC and Protective since January 2002. From March 2001 to January 2002, he was Senior Vice President, Investments of PLC and Protective. From May 1996 to March 2001, he was Vice President, Investments for PLC and Protective. Mr. Thigpen has been employed by PLC and its subsidiaries since 1992.

        Ms. Wilson has been Senior Vice President, Stable Value Products of Protective and PLC since January 1995. Ms. Wilson has been employed by PLC and its subsidiaries since 1991.

        Mr. DeFoor has been Vice President and Controller, and Chief Accounting Officer of Protective and PLC since April 1989, Mr. DeFoor is a certified public accountant and has been employed by PLC and its subsidiaries since August 1982.

State Regulation

        Protective is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective. Protective is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

        Protective is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Additional Information

        A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees or by accessing the SEC's website at http://www.sec.gov.

Independent Accountants

        The audited statements of assets and liabilities of the Protective Variable Life Separate Account as of December 31, 2000 and 1999 and the related statements of operations and changes in net assets for each of the three years ended in the period December 31, 2000 included in this prospectus, have been so included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

        The consolidated balance sheets of Protective as of December 31, 2000 and 1999 and the consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000 and the related financial statement schedules included in this prospectus, have been so included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

        With respect to the unaudited financial information of Protective Life Insurance Company and subsidiaries for the nine-month periods ended September 30, 2001 and 2000 included in this Prospectus, PricewaterhouseCoopers LLP reported that they have applied limited procedures in accordance with professional standards for a review of such information. However, their separate report dated November 8, 2001 appearing herein, states that they did not audit and they do not express an opinion on that unaudited financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. PricewaterhouseCoopers LLP is not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their report on the unaudited financial information because that report is not a "report" or a "part" of the registration statement prepared or certified by PricewaterhouseCoopers LLP within the meaning of Sections 7 and 11 of the Securities Act.

Experts

        Actuarial matters included in this Prospectus have been examined by Stephen Peeples F.S.A., M.A.A.A., whose opinion is filed as an exhibit to the registration statement.

IMSA

        Protective is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in Protective advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Legal Matters

        Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Financial Statements

        The audited statements of assets and liabilities of the Protective Variable Life Separate Account as of December 31, 2000 and 1999 and the related statements of operations and changes in net assets for each of the three years ended in the period December 31, 2000 as well as the Report of Independent Accountants are contained herein.

        The audited consolidated balance sheets for Protective as of December 31, 2000 and 1999 and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2000, as well as the Report of Independent Accountants are contained herein.

        All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2001
Unaudited

	PIC Growth & Income	PIC Internat'l Equity	PIC Global Income	PIC CORE US Equity	PIC Small Cap Value	Oppenheimer Money Fund	PIC Capital Growth	Calvert Social Small Cap Growth
Assets
Investment in sub-accounts at market value	$2,892,821	$3,526,290	$1,351,942	$5,608,071	$2,207,797	$2,896,145	$7,177,080	$103,408
Receivable from Protective Life Insurance Company	0	0	1,159	0	0	0	17,781	0

Total Assets	$2,892,821	$3,526,290	$1,353,101	$5,608,071	$2,207,797	$2,896,145	$7,194,861	$103,408

Liabilities
Payable to Protective Life Insurance Company	3,528	15,249	0	2,694	454	17,215	0	0

Net Assets	$2,889,293	$3,511,041	$1,353,101	$5,605,377	$2,207,343	$2,878,930	$7,194,861	$103,408

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

As of September 30, 2001
Unaudited

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth w/ Income	MFS Total Return	Oppenheimer Aggressive Grth	Oppenheimer Capital Appr	Oppenheimer Main St Grth & Inc
Assets
Investment in sub-accounts at market value	$772,941	$3,165,511	$4,289,128	$2,895,312	$1,810,029	$2,979,136	$5,266,070	$3,836,787
Receivable from Protective Life Insurance Company	1	0	0	0	193	1,017	8,427	0

Total Assets	$772,942	$3,165,511	$4,289,128	$2,895,312	$1,810,222	$2,980,153	$5,274,497	$3,836,787

Liabilities
Payable to Protective Life Insurance Company	0	1,668	1,041	5,281	0	0	0	1,758

Net Assets	$772,942	$3,163,843	$4,288,087	$2,890,031	$1,810,222	$2,980,153	$5,274,497	$3,835,029

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

As of September 30, 2001
Unaudited

	Oppenheimer Strategic Bond	MFS New Discovery	MFS Utilities	Oppenheimer Global Securities	Oppenheimer High Income	Van Eck WW Hard Asset	Van Eck WW Real Estate	Van Kampen Emerging Growth
Assets
Investment in sub-accounts at market value	$1,610,251	$1,155,783	$716,308	$2,098,838	$581,104	$3,098	$25,550	$1,813,598
Receivable from Protective Life Insurance Company	1,279	305	0	18,708	0	0	0	0

Total Assets	$1,611,530	$1,156,088	$716,308	$2,117,546	$581,104	$3,098	$25,550	$1,813,598

Liabilities
Payable to Protective Life Insurance Company	0	0	906	0	0	3	2	975

Net Assets	$1,611,530	$1,156,088	$715,402	$2,117,546	$581,104	$3,095	$25,548	$1,812,623

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

As of September 30, 2001
Unaudited

	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth & Income	Van Kampen Strategic Stock	Van Kampen Asset Allocation	MFS Growth	Fidelity Index 500	Fidelity Growth
Assets
Investment in sub-accounts at market value	$1,019,220	$2,010,920	$1,834,378	$81,358	$81,147	$994,559	$238,983	$97,703
Receivable from Protective Life Insurance Company	0	0	0	0	1	0	0	0

Total Assets	$1,019,220	$2,010,920	$1,834,378	$81,358	$81,148	$994,559	$238,983	$97,703

Liabilities
Payable to Protective Life Insurance Company	518	718	1,089	0	0	338	1	0

Net Assets	$1,018,702	$2,010,202	$1,833,289	$81,358	$81,148	$994,221	$238,982	$97,703

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

As of September 30, 2001
Unaudited

	Fidelity ContraFund	Total
Assets
Investment in sub-accounts at market value	$65,754	$65,207,020
Receivable from Protective Life Insurance Company	0	48,871

Total Assets	$65,754	$65,255,891

Liabilities
Payable to Protective Life Insurance Company	0	53,438

Net Assets	$65,754	$65,202,453

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2001
Unaudited

	PIC Growth & Income	PIC Internat'l Equity	PIC Global Income	PIC CORE US Equity	PIC Small Cap Value	Oppenheimer Money Fund	PIC Capital Growth	Calvert Social Small Cap Growth
Investment Income
Dividends	$18,158	$28,194	$104,343	$56,351	$22,409	$59,993	$25,691	$0

Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(10,931)	(8,796)	6,810	(7,135)	(5,053)	(6)	(29,749)	(2,708)
Capital gain distribution	0	575,759	0	850,336	0	0	901,985	0

Net realized gain (loss) on investments	(10,931)	566,963	6,810	843,201	(5,053)	(6)	872,236	(2,708)
Net unrealized appreciation (depreciation) on investments during the period	(593,592)	(1,902,094)	(52,140)	(2,207,906)	31,563	1	(2,994,284)	(5,142)

Net realized and unrealized gain (loss) on investments	(604,523)	(1,335,131)	(45,330)	(1,364,705)	26,510	(5)	(2,122,048)	(7,850)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(586,365)	$(1,306,937)	$59,013	$(1,308,354)	$48,919	$59,988	$(2,096,357)	$(7,850)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Nine Months Ended September 30, 2001
Unaudited

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth w/ Income	MFS Total Return	Oppenheimer Aggressive Grth	Oppenheimer Capital Appr	Oppenheimer Main St Grth & Inc
Investment Income
Dividends	$0	$0	$664	$14,790	$31,399	$32,858	$36,101	$19,958

Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(659)	(29,834)	(5,293)	(4,382)	(13)	(10,408)	(12,534)	(2,511)
Capital gain distribution	0	264,356	638,149	75,913	46,361	512,695	541,747	0

Net realized gain (loss) on investments	(659)	234,522	632,856	71,531	46,348	502,287	529,213	(2,511)
Net unrealized appreciation (depreciation) on investments during the period	(95,701)	(2,748,579)	(2,377,245)	(861,147)	(158,241)	(2,159,666)	(2,214,218)	(726,517)

Net realized and unrealized gain (loss) on investments	(96,360)	(2,514,057)	(1,744,389)	(789,616)	(111,893)	(1,657,379)	(1,685,005)	(729,028)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(96,360)	$(2,514,057)	$(1,743,725)	$(774,826)	$(80,494)	$(1,624,521)	$(1,648,904)	$(709,070)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Nine Months Ended September 30, 2001
Unaudited

	Oppenheimer Strategic Bond	MFS New Discovery	MFS Utilities	Oppenheimer Global Securities	Oppenheimer High Income	Van Eck WW Hard Asset	Van Eck WW Real Estate	Van Kampen Emerging Growth
Investment Income
Dividends	$36,192	$0	$26,996	$14,681	$25,526	$67	$1,205	$1,590

Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(221)	(13,108)	(9,535)	(20,388)	114	599	(403)	(17,384)
Capital gain distribution	38,743	44,173	70,797	272,187	0	0	0	0

Net realized gain (loss) on investments	38,522	31,065	61,262	251,799	114	599	(403)	(17,384)
Net unrealized appreciation (depreciation) on investments during the period	(75,771)	(407,853)	(324,617)	(903,450)	(52,730)	(1,414)	(594)	(819,311)

Net realized and unrealized gain (loss) on investments	(37,249)	(376,788)	(263,355)	(651,651)	(52,616)	(815)	(997)	(836,695)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,057)	$(376,788)	$(236,359)	$(636,970)	$(27,090)	$(748)	$208	$(835,105)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS, CONTINUED

For the Nine Months Ended September 30, 2001
Unaudited

	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth & Income	Van Kampen Strategic Stock	Van Kampen Asset Allocation	MFS Growth	Fidelity Index 500	Fidelity Growth
Investment Income
Dividends	$1,392	$0	$474	$1,277	$1,277	$1,024	$49	$0

Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(1,040)	(2,800)	(3,239)	(38)	(327)	(4,241)	(71)	(174)
Capital gain distribution	50,563	3,869	4,896	0	238	7,831	0	0

Net realized gain (loss) on investments	49,523	1,069	1,657	(38)	(89)	3,590	(71)	(174)
Net unrealized appreciation (depreciation) on investments during the period	(364,667)	(198,584)	(177,561)	(7,072)	(6,644)	(356,990)	(41,183)	(25,493)

Net realized and unrealized gain (loss) on investments	(315,144)	(197,515)	(175,904)	(7,110)	(6,733)	(353,400)	(41,254)	(25,667)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(313,752)	$(197,515)	$(175,430)	$(5,833)	$(5,456)	$(352,376)	$(41,205)	$(25,667)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Nine Months Ended September 30, 2001
Unaudited

	Fidelity ContraFund	Total
Investment Income
Dividends	$3	$562,662

Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(22)	(195,480)
Capital gain distribution	10	4,900,608

Net realized gain (loss) on investments	(12)	4,705,128
Net unrealized appreciation (depreciation) on investments during the period	(7,177)	(22,836,019)

Net realized and unrealized gain (loss) on investments	(7,189)	(18,130,891)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(7,186)	$(17,568,229)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Nine Months Ended September 30, 2001
Unaudited

	PIC Growth & Income	PIC Internat'l Equity	PIC Global Income	PIC CORE US Equity	PIC Small Cap Value	Oppenheimer Money Fund	PIC Capital Growth	Calvert Social Small Cap Growth
From Operations
Investment income	$18,158	$28,194	$104,343	$56,351	$22,409	$59,993	$25,691	$0
Net realized gain (loss) on investments	(10,931)	566,963	6,810	843,201	(5,053)	(6)	872,236	(2,708)
Net unrealized appreciation (depreciation) of investments during the period	(593,592)	(1,902,094)	(52,140)	(2,207,906)	31,563	1	(2,994,284)	(5,142)

Net increase (decrease) in net assets resulting from operations	(586,365)	(1,306,937)	59,013	(1,308,354)	48,919	59,988	(2,096,357)	(7,850)

From Variable Life Policy Transactions
Contract owners' net payments	399,817	666,243	126,015	864,213	327,970	553,743	1,126,815	223
Mortality and expense risk charges	(20,464)	(28,104)	(8,347)	(41,297)	(15,427)	(12,652)	(56,030)	(889)
Cost of insurance and administrative charges	(174,200)	(299,653)	(59,994)	(372,059)	(151,331)	(216,408)	(505,379)	(11,426)
Surrenders	(69,309)	(93,165)	(285,787)	(75,022)	(85,555)	(29,316)	(151,889)	(4,081)
Death benefits	0	0	0	0	0	0	(7)	0
Net policy loan repayments (withdrawals)	(25,712)	(11,113)	(8,341)	(34,327)	(7,191)	1,244	(29,747)	(189)
Transfer from other portfolios	352,174	114,173	150,430	435,929	185,447	1,304,911	241,534	(24,815)

Net increase (decrease) in net assets resulting from variable life policy transactions	462,306	348,381	(86,024)	777,437	253,913	1,601,522	625,297	(41,177)

Net increase (decrease) in net assets	(124,059)	(958,556)	(27,011)	(530,917)	302,832	1,661,510	(1,471,060)	(49,027)
Net Assets
Beginning of Year	3,013,352	4,469,597	1,380,112	6,136,294	1,904,511	1,217,420	8,665,921	152,435

End of Year	$2,889,293	$3,511,041	$1,353,101	$5,605,377	$2,207,343	$2,878,930	$7,194,861	$103,408

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Nine Months Ended September 30, 2001
Unaudited

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth w/ Income	MFS Total Return	Oppenheimer Aggressive Grth	Oppenheimer Capital Appr	Oppenheimer Main St Grth & Inc
From Operations
Investment income	$0	$0	$664	$14,790	$31,399	$32,858	$36,101	$19,958
Net realized gain (loss) on investments	(659)	234,522	632,856	71,531	46,348	502,287	529,213	(2,511)
Net unrealized appreciation (depreciation) of investments during the period	(95,701)	(2,748,579)	(2,377,245)	(861,147)	(158,241)	(2,159,666)	(2,214,218)	(726,517)

Net increase (decrease) in net assets resulting from operations	(96,360)	(2,514,057)	(1,743,725)	(774,826)	(80,494)	(1,624,521)	(1,648,904)	(709,070)

From Variable Life Policy Transactions
Contract owners' net payments	131,026	849,440	737,768	359,039	153,797	691,292	880,212	440,693
Mortality and expense risk charges	(4,943)	(27,953)	(33,543)	(20,665)	(10,336)	(23,292)	(40,085)	(25,597)
Cost of insurance and administrative charges	(44,882)	(323,724)	(317,975)	(170,001)	(82,595)	(286,688)	(386,481)	(198,051)
Surrenders	(638)	(58,369)	(104,580)	(55,825)	(6,127)	(62,013)	(107,759)	(48,457)
Death benefits	0	(7)	0	(7)	0	0	0	(6)
Net policy loan repayments (withdrawals)	(1,301)	(27,943)	(24,990)	(12,106)	(14,353)	(14,592)	(36,623)	109
Transfer from other portfolios	201,017	280,870	424,703	479,143	478,331	444,656	882,104	824,389

Net increase (decrease) in net assets resulting from variable life policy transactions	280,279	692,314	681,383	579,578	518,717	749,363	1,191,368	993,080

Net increase (decrease) in net assets	183,919	(1,821,743)	(1,062,342)	(195,248)	438,223	(875,158)	(457,536)	284,010
Net Assets
Beginning of Year	589,023	4,985,586	5,350,429	3,085,279	1,371,999	3,855,311	5,732,033	3,551,019

End of Year	$772,942	$3,163,843	$4,288,087	$2,890,031	$1,810,222	$2,980,153	$5,274,497	$3,835,029

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Nine Months Ended September 30, 2001
Unaudited

	Oppenheimer Strategic Bond	MFS New Discovery	MFS Utilities	Oppenheimer Global Securities	Oppenheimer High Income	Van Eck WW Hard Asset	Van Eck WW Real Estate	Van Kampen Emerging Growth
From Operations
Investment income	$36,192	$0	$26,996	$14,681	$25,526	$67	$1,205	$1,590
Net realized gain (loss) on investments	38,522	31,065	61,262	251,799	114	599	(403)	(17,384)
Net unrealized appreciation (depreciation) of investments during the period	(75,771)	(407,853)	(324,617)	(903,450)	(52,730)	(1,414)	(594)	(819,311)

Net increase (decrease) in net assets resulting from operations	(1,057)	(376,788)	(236,359)	(636,970)	(27,090)	(748)	208	(835,105)

From Variable Life Policy Transactions
Contract owners' net payments	116,673	329,509	112,629	428,363	31,355	344	(202)	419,047
Mortality and expense risk charges	(8,599)	(9,013)	(5,561)	(15,390)	(2,049)	(29)	(228)	(12,310)
Cost of insurance and administrative charges	(61,647)	(117,166)	(46,844)	(165,783)	(12,679)	(277)	(1,870)	(147,835)
Surrenders	(26,786)	(13,898)	(1,903)	(9,885)	(835)	0	0	(5,123)
Death benefits	0	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(7,563)	(4,138)	(138)	(20,179)	(3,003)	(111)	(117)	(13,162)
Transfer from other portfolios	580,374	240,816	215,306	722,097	363,639	(6,415)	(4,727)	1,304,595

Net increase (decrease) in net assets resulting from variable life policy transactions	592,452	426,110	273,489	939,223	376,428	(6,488)	(7,144)	1,545,212

Net increase (decrease) in net assets	591,395	49,322	37,130	302,253	349,338	(7,236)	(6,936)	710,107
Net Assets
Beginning of Year	1,020,135	1,106,766	678,272	1,815,293	231,766	10,331	32,484	1,102,516

End of Year	$1,611,530	$1,156,088	$715,402	$2,117,546	$581,104	$3,095	$25,548	$1,812,623

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Nine Months Ended September 30, 2001
Unaudited

	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth & Income	Van Kampen Strategic Stock	Van Kampen Asset Allocation	MFS Growth	Fidelity Index 500	Fidelity Growth
From Operations
Investment income	$1,392	$0	$474	$1,277	$1,277	$1,024	$49	$0
Net realized gain (loss) on investments	49,523	1,069	1,657	(38)	(89)	3,590	(71)	(174)
Net unrealized appreciation (depreciation) of investments during the period	(364,667)	(198,584)	(177,561)	(7,072)	(6,644)	(356,990)	(41,183)	(25,493)

Net increase (decrease) in net assets resulting from operations	(313,752)	(197,515)	(175,430)	(5,833)	(5,456)	(352,376)	(41,205)	(25,667)

From Variable Life Policy Transactions
Contract owners' net payments	170,478	241,784	175,065	4,313	4,493	165,156	16,156	(555)
Mortality and expense risk charges	(5,916)	(9,587)	(7,285)	(487)	(307)	(5,993)	(691)	(316)
Cost of insurance and administrative charges	(59,287)	(90,771)	(69,023)	(3,325)	(2,178)	(53,340)	(7,919)	(4,411)
Surrenders	(15,927)	(22,269)	(31,036)	0	0	(18,740)	0	(13)
Death benefits	0	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(209)	(919)	(20,692)	0	0	(463)	0	0
Transfer from other portfolios	601,721	1,613,441	1,381,397	33,710	63,223	827,079	272,641	128,665

Net increase (decrease) in net assets resulting from variable life policy transactions	690,860	1,731,679	1,428,426	34,211	65,231	913,699	280,187	123,370

Net increase (decrease) in net assets	377,108	1,534,164	1,252,996	28,378	59,775	561,323	238,982	97,703
Net Assets
Beginning of Year	641,594	476,038	580,293	52,980	21,373	432,898	0	0

End of Year	$1,018,702	$2,010,202	$1,833,289	$81,358	$81,148	$994,221	$238,982	$97,703

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Nine Months Ended September 30, 2001
Unaudited

	Fidelity ContraFund	Total
From Operations
Investment income	$3	$562,662
Net realized gain (loss) on investments	(12)	4,705,128
Net unrealized appreciation (depreciation) of investments during the period	(7,177)	(22,836,019)
Net increase (decrease) in net assets resulting from operations	(7,186)	(17,568,229)
From Variable Life Policy Transactions
Contract owners' net payments	4,143	10,527,057
Mortality and expense risk charges	(274)	(453,659)
Cost of insurance and administrative charges	(3,053)	(4,448,255)
Surrenders	0	(1,384,307)
Death benefits	0	(27)
Net policy loan repayments (withdrawals)	0	(317,869)
Transfer from other portfolios	72,124	15,184,682

Net increase (decrease) in net assets resulting from variable life policy transactions	72,940	19,107,622

Net increase (decrease) in net assets	65,754	1,539,393
Net Assets
Beginning of Year	0	63,663,060

End of Year	$65,754	$65,202,453

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

For the Nine Month Period Ended September 30, 2001

(unaudited)

1.    ORGANIZATION

        The Protective Variable Life Separate Account (Separate Account) was established by Protective Life Insurance Company (Protective Life) under the provisions of Tennessee law and commenced operations on June 19, 1996. The Separate Account is an investment account to which assets are allocated to support the benefits payable under flexible premium and single premium variable life policies (the Contracts).

        Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

        At December 31, 1999, the Separate Account was comprised of six proprietary sub-accounts and seventeen independent sub-accounts. The six proprietary sub-accounts were the PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC Core US Equity, and PIC Capital Growth sub-accounts. Funds are transferred to Protective Investment Company (the Fund) in exchange for shares of the corresponding portfolio of the Fund. Ten independent sub-accounts: Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, Oppenheimer Aggressive Growth, Oppenheimer Growth, Oppenheimer Growth and Income, and Oppenheimer Strategic Bond sub-accounts were added July 1, 1997 with sales beginning on that date. Six additional sub-accounts: MFS New Discovery, MFS Utilities, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Hard Asset, and Van Eck Real Estate sub-accounts were added May 1, 1999 with sales beginning on that date. Protective Life invests contract owners' funds in exchange for shares in the independent funds. Protective Life holds the shares for contract owners.

        During the year ended December 31, 1999, the Oppenheimer Growth Fund changed its name to the Oppenheimer Capital Appreciation Fund, and the PIC Money Market account was replaced with the Oppenheimer Money Fund. Results of operations and changes in net assets for the PIC Money Market fund and the Oppenheimer Money Fund were combined for the year ended December 31, 1999.

        During the year ended December 31, 2000, the Separate Account added seven additional sub-accounts. These sub-accounts are the MFS Growth, Van Kampen Emerging Growth, Van Kampen Enterprise, Van Kampen ComStock, Van Kampen Growth and Income, Van Kampen Strategic Stock, and Van Kampen Asset Allocation which were added May 1, 2000, with sales beginning on that date. Also, the Oppenheimer Growth and Income Fund changed its name to the Oppenheimer Main Street Growth and Income Fund.

        During 2001, the Separate Account added three additional sub-accounts. These sub-accounts are the Fidelity VIP Index 500 Portfolio, SC, the Fidelity VIP Growth Portfolio, SC and the Fidelity VIP Contrafund Portfolio, SC which were added January 1, 2001, with sales beginning on the first business day after that date. Also, the MFS Growth and Income Fund changed its name to MFS Investors Trust Series and the MFS Growth Fund changed its name to MFS Investors Growth Stock.

        Gross premiums from the Contracts are allocated to the sub-accounts in accordance with contract owner instructions and are recorded as variable life policy transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts (see Note 4). The Separate Account's assets are the property of Protective Life.

        Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of

Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account's value as of September 30, 2001 and December 31, 2000 was $3.8 million and $2.1 million, respectively.

        Transfers to/from other portfolios, included in the statement of changes in net assets, are transfers between the individual sub-accounts and the sub-accounts and the Guaranteed Account.

2.    SIGNIFICANT ACCOUNTING POLICIES

        Investment Valuation:  Investments are made in shares and are valued at the net asset values of the respective portfolios. Transactions with the Funds are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

        Realized Gains and Losses:  Realized gains and losses on investments include gains and losses on redemptions of the Fund's shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Fund.

        Dividend Income and Capital Gain Distributions:  Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the financial statements of Protective Life Company, an affiliated entity.

        Surrender Charges:  Protective Life may assess a surrender charge against the net policy value of a contract owner if the policy is surrendered early. This surrender charge is deducted prior to the payment of any amounts to the contract owner. This surrender charge is made to reimburse Protective Life for some of the expenses incurred with the initial distribution of the policies. Surrender charges are assessed and calculated based on various factors within the policies, and generally decline as the terms of the policy increases.

        Policy Loans:  Contract owners may obtain loans against the net assets of the policies, subject to certain limitations. These loans generally are available to contract owners after the first anniversary of the initial policy date, are generally available in amounts in excess of a $500 minimum value, and are limited to maximum amounts as specified in the individual policies. These loans carry standard interest rates, which generally decline over the length of the policy, and terms which require that full repayment be made prior to the distribution of any policy benefits.

        Cost of Insurance Charges:  Protective Life may assess an insurance charge to compensate for the expense of underwriting the death benefit portion of each contract. This charge depends on a number of variables, including issue age, policy duration, gender and insurance rate classification, and will fluctuate with each individual policy and as time in-force elapses. The cost of insurance charge made against each policy will not exceed the maximum cost of insurance amounts specified and set forth in the individual contracts.

        Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as, the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

        Federal Income Taxes:  The result of operations of the Separate Account are included in the federal income tax return of Protective Life. Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax.

        Reclassifications:  Certain reclassifications have been made in previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net assets.

3.    INVESTMENTS

        At September 30, 2001, the investments by the respective sub-accounts were as follows:

	September 30, 2001
	Shares	Cost	Market Value
PIC/GS Growth & Income	263,168	$3,942,418	$2,892,821
PIC/GS International Equity	415,863	5,981,729	3,526,290
PIC/GS Global Income	132,717	1,403,402	1,351,942
PIC/GS CORE US Equity	377,578	8,373,905	5,608,071
PIC/GS Small Cap Value	188,531	1,937,500	2,207,797
Opp. Money Fund	2,896,145	2,896,145	2,896,145
PIC/GS Capital Growth	458,782	9,745,337	7,177,080
Calvert Small Cap Growth	8,175	105,251	103,408
Calvert Balanced	438,671	913,720	772,941
MFS Emerging Growth	214,756	5,901,359	3,165,511
MFS Research	336,403	6,504,495	4,289,128
MFS Investors Trust	182,786	3,639,786	2,895,312
MFS Total Return	102,667	1,831,812	1,810,029
Opp. Aggressive Growth	79,551	5,199,348	2,979,136
Opp. Capital Appreciation	166,333	7,078,463	5,266,070
Opp. Main St. Growth & Inc	217,875	4,767,276	3,836,787
Opp. Strategic Bond	363,488	1,715,506	1,610,251
MFS New Discovery	95,441	1,584,058	1,155,783
MFS Utilities	45,250	1,022,830	716,308
Opp. Global Securities	107,412	3,043,823	2,098,838
Opp. High Income	72,187	646,123	581,104
Van Eck WW Hard Asset	315	3,284	3,098
Van Eck WW Real Estate	2,455	23,967	25,550
Van Kampen Emerging Growth	70,350	2,871,777	1,813,598
Van Kampen Enterprise	78,887	1,470,817	1,019,220
Van Kampen Comstock	188,642	2,162,903	2,010,920
Van Kampen Growth & Income	123,860	2,015,074	1,834,378
Van Kampen Strategic Stock	7,417	83,717	81,358
Van Kampen Asset Allocation	8,606	87,834	81,147
MFS Investors Growth Stock	116,869	1,385,543	994,559
Fidelity Index 500 Portfolio	2,034	280,166	238,983
Fidelity Growth Portfolio	3,409	123,200	97,703
Fidelity Contrafund Portfolio	3,501	72,934	65,754

	7,770,125	$88,815,502	$65,207,020

        During the period ended September 30, 2001, transactions in shares were as follows:

	PIC Growth & Income	PIC Internat'l Equity	PIC Global Income	PIC CORE US Equity	PIC Small Cap Value
Shares purchased	65,475	68,979	26,915	58,056	50,333
Shares received from reinvestment of dividends	1,463	60,953	10,364	52,735	1,666

Total shares acquired	66,938	129,932	37,279	110,791	51,999
Shares redeemed	(29,338)	(41,115)	(34,306)	(19,717)	(30,364)

Net increase (decrease) in shares owned	37,600	88,817	2,973	91,074	21,635
Shares owned, beginning of period	225,568	327,046	129,744	286,504	166,896

Shares owned, end of period	263,168	415,863	132,717	377,578	188,531

Cost of shares acquired	$834,561	$1,410,525	$388,588	$2,038,529	$646,165

Cost of shares redeemed	$(361,417)	$(445,997)	$(361,897)	$(362,193)	$(374,975)

	Oppenheimer Money Fund	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced	MFS Emerging Growth
Shares purchased	3,199,330	61,284	407	180,032	51,876
Shares received from reinvestment of dividends	59,994	50,192	0	0	12,606

Total shares acquired	3,259,324	111,476	407	180,032	64,482
Shares redeemed	(1,596,857)	(33,572)	(3,457)	(35,823)	(22,588)

Net increase (decrease) in shares owned	1,662,467	77,904	(3,050)	144,209	41,894
Shares owned, beginning of period	1,233,678	380,878	11,225	294,462	172,862

Shares owned, end of period	2,896,145	458,782	8,175	438,671	214,756

Cost of shares acquired	$3,259,324	$2,184,697	$5,743	$347,070	$1,390,507

Cost of shares redeemed	$(1,596,856)	$(658,163)	$(49,755)	$(68,158)	$(461,822)

        During the period ended September 30, 2001, transactions in shares were as follows:

	MFS Research	MFS Growth w/ Income	MFS Total Return	Oppenheimer Aggressive Grth	Oppenheimer Capital Appr
Shares purchased	55,048	44,937	32,444	18,991	35,793
Shares received from reinvestment of dividends	39,000	4,825	4,160	11,925	15,139

Total shares acquired	94,048	49,762	36,604	30,916	50,932
Shares redeemed	(14,623)	(13,789)	(3,962)	(5,789)	(7,243)

Net increase (decrease) in shares owned	79,425	35,973	32,642	25,127	43,689
Shares owned, beginning of period	256,978	146,813	70,025	54,424	122,644

Shares owned, end of period	336,403	182,786	102,667	79,551	166,333

Cost of shares acquired	$1,563,079	$918,724	$670,822	$1,540,192	$2,040,037

Cost of shares redeemed	$(241,834)	$(246,773)	$(74,337)	$(253,226)	$(278,588)

	Oppenheimer Main St Grth & Inc	Oppenheimer Strategic Bond	MFS New Discovery	MFS Utilities	Oppenheimer Global Securities
Shares purchased	62,086	152,453	40,883	19,386	48,481
Shares received from reinvestment of dividends	1,046	16,411	2,885	4,731	12,654

Total shares acquired	63,132	168,864	43,768	24,117	61,135
Shares redeemed	(12,239)	(22,285)	(14,923)	(7,706)	(13,525)

Net increase (decrease) in shares owned	50,893	146,579	28,845	16,411	47,610
Shares owned, beginning of period	166,982	216,909	66,596	28,839	59,802

Shares owned, end of period	217,875	363,488	95,441	45,250	107,412

Cost of shares acquired	$1,251,867	$770,379	$678,595	$514,167	$1,517,537

Cost of shares redeemed	$(238,569)	$(101,656)	$(221,108)	$(152,981)	$(329,183)

        During the period ended September 30, 2001, transactions in shares were as follows:

	Oppenheimer High Income	Van Eck WW Hard Asset	Van Eck WW Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise
Shares purchased	46,270	27	4,043	54,150	47,274
Shares received from reinvestment of dividends	2,868	6	117	50	3,517

Total shares acquired	49,138	33	4,160	54,200	50,791
Shares redeemed	(1,953)	(574)	(4,764)	(10,456)	(3,542)

Net increase (decrease) in shares owned	47,185	(541)	(604)	43,744	47,249
Shares owned, beginning of period	25,002	856	3,059	26,606	31,638

Shares owned, end of period	72,187	315	2,455	70,350	78,887

Cost of shares acquired	$419,435	$390	$44,105	$1,855,642	$796,014

Cost of shares redeemed	$(17,368)	$(6,209)	$(50,445)	$(325,266)	$(53,745)

	Van Kampen Comstock	Van Kampen Growth & Income	Van Kampen Strategic Stock	Van Kampen Asset Allocation	MFS Growth
Shares purchased	166,167	98,662	3,712	7,250	92,469
Shares received from reinvestment of dividends	343	353	112	156	807

Total shares acquired	166,510	99,015	3,824	7,406	93,276
Shares redeemed	(18,349)	(9,270)	(837)	(796)	(9,708)

Net increase (decrease) in shares owned	148,161	89,745	2,987	6,610	83,568
Shares owned, beginning of period	40,481	34,115	4,430	1,996	33,301

Shares owned, end of period	188,642	123,860	7,417	8,606	116,869

Cost of shares acquired	$1,948,877	$1,578,521	$45,326	$74,217	$1,029,408

Cost of shares redeemed	$(215,430)	$(146,884)	$(9,916)	$(7,801)	$(110,771)

        During the period ended September 30, 2001, transactions in shares were as follows:

	Fidelity Index 500	Fidelity Growth	Fidelity ContraFund
Shares purchased	2,113	4,698	3,681
Shares received from reinvestment of dividends	0	0	1

Total shares acquired	2,113	4,698	3,682
Shares redeemed	(79)	(1,289)	(181)

Net increase (decrease) in shares owned	2,034	3,409	3,501
Shares owned, beginning of period	0	0	0

Shares owned, end of period	2,034	3,409	3,501

Cost of shares acquired	$290,160	$167,503	$76,658

Cost of shares redeemed	$(9,994)	$(44,303)	$(3,724)

4. RELATED PARTY TRANSACTIONS

        Contract owners' net payments represent premiums received from policyholders less certain deductions made by Protective Life in accordance with the contract terms. These deductions include, where appropriate, tax, surrender, cost of insurance protection and administrative charges. These deductions are made to the individual policies in accordance with the terms governing each policy as set forth in the policy.

        The net assets of each sub-account of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds.

        Protective Life offers a loan privilege to contract owners. Contract owners may obtain loans using the Contract as the only security for the loan. Loans are subject to provisions of The Internal Revenue Code of 1986, as amended. Loans outstanding approximated $1.3 million and $1.1 million at September 30, 2001 and December 31, 2000, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners and Board of Directors
of Protective Life Insurance Company

        In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of The Protective Variable Life Separate Account, consisting of PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC Core US Equity, PIC Capital Growth, Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, MFS New Discovery, MFS Utilities, MFS Growth, Oppenheimer Aggressive Growth, Oppenheimer Capital Appreciation, Oppenheimer Main Street Growth and Income, Oppenheimer Money, Oppenheimer Strategic Bond, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Hard Asset, Van Eck Real Estate, Van Kampen Emerging Growth, Van Kampen Enterprise, Van Kampen Comstock, Van Kampen Growth and Income, Van Kampen Strategic Stock and Van Kampen Asset Allocation sub-accounts, at December 31, 2000 and 1999, and the results of its operations and changes in net assets for the three years ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 and 1999 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Birmingham, Alabama
March 22, 2001

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Assets
Investment in sub-accounts at market value	$3,013	$4,463	$1,377	$1,905	$6,140	$8,645	$152
Receivable from Protective Life Insurance Company	0	6	3	0	0	21	0

Total assets	3,013	4,469	1,380	1,905	6,140	8,666	152

Liabilities
Payable to Protective Life Insurance Company	0	0	0	1	3	0	0

Net assets	$3,013	$4,469	$1,380	$1,904	$6,137	$8,666	$152

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2000
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Assets
Investment in sub-accounts at market value	$590	$4,985	$5,345	$3,085	$1,372	$1,105	$682
Receivable from Protective Life Insurance Company	0	0	5	1	0	2	0

Total assets	590	4,985	5,350	3,086	1,372	1,107	682

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	0	4

Net assets	$590	$4,985	$5,350	$3,086	$1,372	$1,107	$678

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2000
(In Thousands)

	MFS Growth	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Assets
Investment in sub-accounts at market value	$433	$3,851	$5,719	$3,550	$1,234	$1,017	$1,812
Receivable from Protective Life Insurance Company	0	4	13	1	0	3	4

Total assets	433	3,855	5,732	3,551	1,234	1,020	1,816

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	16	0	0

Net assets	$433	$3,855	$5,732	$3,551	$1,218	$1,020	$1,816

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2000
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Assets
Investment in sub-accounts at market value	$232	$10	$32	$1,103	$642	$476	$580
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets	232	10	32	1,103	642	476	580

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	0	0

Net assets	$232	$10	$32	$1,103	$642	$476	$580

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2000
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Total
Assets
Investment in sub-accounts at market value	$53	$21	$63,624
Receivable from Protective Life Insurance Company	0	0	63

Total assets	53	21	63,687

Liabilities
Payable to Protective Life Insurance Company	0	0	24

Net assets	$53	$21	$63,663

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Assets
Investment in sub-accounts at market value	$2,916	$3,396	$791	$1,130	$4,430	$6,719	$39
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets	2,916	3,396	791	1,130	4,430	6,719	39

Liabilities
Payable to Protective Life Insurance Company	0	18	21	5	43	1	0

Net assets	$2,916	$3,378	$770	$1,125	$4,387	$6,718	$39

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 1999
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Assets
Investment in sub-accounts at market value	$121	$3,506	$3,781	$1,954	$606	$203	$177
Receivable from Protective Life Insurance Company	0	0	0	0	0	2	0

Total assets	121	3,506	3,781	1,954	606	205	177

Liabilities
Payable to Protective Life Insurance Company	0	6	7	21	0	0	0

Net assets	$121	$3,500	$3,774	$1,933	$606	$205	$177

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 1999
(In Thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Assets
Investment in sub-accounts at market value	$2,192	$3,269	$1,939	$2,385	$618	$362	$64
Receivable from Protective Life Insurance Company	0	7	0	11	0	2	0

Total assets	2,192	3,276	1,939	2,396	618	364	64

Liabilities
Payable to Protective Life Insurance Company	8	0	27	0	22	0	0

Net assets	$2,184	$3,276	$1,912	$2,396	$596	$364	$64

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 1999
(In Thousands)

	Van Eck Hard Asset	Van Eck Real Estate	Total
Assets
Investment in sub-accounts at market value	$11	$1	$40,610
Receivable from Protective Life Insurance Company	0	0	22

Total assets	11	1	40,632

Liabilities
Payable to Protective Life Insurance Company	0	0	179

Net assets	$11	$1	$40,453

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2000
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$55	$61	$89	$9	$25	$8	$0

Expense
Mortality and expense risk and administrative charges	28	39	10	14	50	75	1

Net investment income (loss)	27	22	79	(5)	(25)	(67)	(1)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(3)	(4)	0	1	(3)	(4)	(1)
Capital gain distribution	66	619	0	0	693	596	6

Net realized gain (loss) on investments	63	615	0	1	690	592	5
Net unrealized appreciation (depreciation) on investments during the period	(297)	(1,355)	12	429	(1,339)	(1,226)	(5)

Net realized and unrealized gain (loss) on investments	(234)	(740)	12	430	(649)	(634)	0

Net increase (decrease) in net assets resulting from operations	$(207)	$(718)	$91	$425	$(674)	$(701)	$(1)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$10	$0	$2	$11	$23	$0	$3

Expense
Mortality and expense risk and administrative charges	4	44	46	24	10	6	4

Net investment income (loss)	6	(44)	(44)	(13)	13	(6)	(1)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	(6)	2	3	0	0	1
Capital gain distribution	17	255	298	20	22	8	25

Net realized gain (loss) on investments	17	249	300	23	22	8	26
Net unrealized appreciation (depreciation) on investments during the period	(43)	(1,438)	(618)	(17)	138	(63)	(8)

Net realized and unrealized gain (loss) on investments	(26)	(1,189)	(318)	6	160	(55)	18

Net increase (decrease) in net assets resulting from operations	$(20)	$(1,233)	$(362)	$(7)	$173	$(61)	$17

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	MFS Growth	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Investment income
Dividends	$0	$0	$5	$10	$76	$52	$2

Expense
Mortality and expense risk and administrative charges	1	36	43	28	10	7	9

Net investment income (loss)	(1)	(36)	(38)	(18)	66	45	(7)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	1	1	0	0	0
Capital gain distribution	0	124	260	132	0	0	88

Net realized gain (loss) on investments	0	124	261	133	0	0	88
Net unrealized appreciation (depreciation) on investments during the period	(34)	(972)	(447)	(441)	0	(30)	(108)

Net realized and unrealized gain (loss) on investments	(34)	(848)	(186)	(308)	0	(30)	(20)

Net increase (decrease) in net assets resulting from operations	$(35)	$(884)	$(224)	$(326)	$66	$15	$(27)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Investment income
Dividends	$6	$0	$0	$0	$0	$3	$5

Expense
Mortality and expense risk and administrative charges	1	0	0	3	1	1	1

Net investment income (loss)	5	0	0	(3)	(1)	2	4

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	0	2	0	0	1
Capital gain distribution	0	0	0	0	0	3	26

Net realized gain (loss) on investments	0	0	0	2	0	3	27
Net unrealized appreciation (depreciation) on investments during the period	(13)	1	2	(239)	(87)	47	(3)

Net realized and unrealized gain (loss) on investments	(13)	1	2	(237)	(87)	50	24

Net increase (decrease) in net assets resulting from operations	$(8)	$1	$2	$(240)	$(88)	$52	$28

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Total
Investment income
Dividends	$0	$0	$455

Expense
Mortality and expense risk and administrative charges	0	0	496

Net investment income (loss)	0	0	(41)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	(9)
Capital gain distribution	0	0	3,258

Net realized gain (loss) on investments	0	0	3,249
Net unrealized appreciation (depreciation) on investments during the period	5	0	(8,149)

Net realized and unrealized gain (loss) on investments	5	0	(4,900)

Net increase (decrease) in net assets resulting from operations	$5	$0	$(4,941)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Year Ended December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$2	$8	$0	$0	$0	$0	$0

Expense
Mortality and expense risk and administrative charges	22	19	5	9	25	39	0

Net investment income (loss)	(20)	(11)	(5)	(9)	(25)	(39)	0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	1	0	0	0	(1)	(1)	0
Capital gain distribution	32	37	3	0	13	65	0

Net realized gain (loss) on investments	33	37	3	0	12	64	0
Net unrealized appreciation (depreciation) on investments during the period	98	718	(7)	(7)	608	1,176	7

Net realized and unrealized gain (loss) on investments	131	755	(4)	(7)	620	1,240	7

Net increase (decrease) in net assets resulting from operations	$111	$744	$(9)	$(16)	$595	$1,201	$7

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$3	$0	$4	$3	$5	$0	$0

Expense
Mortality and expense risk and administrative charges	1	14	21	11	3	—	1

Net investment income (loss)	2	(14)	(17)	(8)	2	—	(1)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	(1)	(1)	(1)	(1)	0	1
Capital gain distribution	9	0	19	4	9	3	0

Net realized gain (loss) on investments	9	(1)	18	3	8	3	1
Net unrealized appreciation (depreciation) on investments during the period	(2)	1,336	616	99	(9)	43	26

Net realized and unrealized gain (loss) on investments	7	1,335	634	102	(1)	46	27

Net increase (decrease) in net assets resulting from operations	$9	$1,321	$617	$94	$1	$46	$26

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Investment income
Dividends	$0	$4	$3	$60	$15	$0	$0

Expense
Mortality and expense risk and administrative charges	10	16	10	10	3	0	0

Net investment income (loss)	(10)	(12)	(7)	50	12	0	0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	1	0	1	0	0	0
Capital gain distribution	0	43	4	0	0	0	0

Net realized gain (loss) on investments	0	44	4	1	0	0	0
Net unrealized appreciation (depreciation) on investments during the period	850	736	210	0	0	66	1

Net realized and unrealized gain (loss) on investments	850	780	214	1	0	66	1

Net increase (decrease) in net assets resulting from operations	$840	$768	$207	$51	$12	$66	$1

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Van Eck Hard Asset	Van Eck Real Estate	Total
Investment income
Dividends	$0	$0	$107

Expense
Mortality and expense risk and administrative charges	0	0	219

Net investment income (loss)	0	0	(112)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	(2)
Capital gain distribution	0	0	241

Net realized gain (loss) on investments	0	0	239
Net unrealized appreciation (depreciation) on investments during the period	1	0	6,566

Net realized and unrealized gain (loss) on investments	1	0	6,805

Net increase (decrease) in net assets resulting from operations	$1	$0	$6,693

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Year Ended December 31, 1998
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
Investment income
Dividends	$4	$24	$1	$6	$4	$8	$10	$0	$1

Expense
Mortality and expense risk and administrative charges	1	14	9	1	6	7	12	0	0

Net investment income (loss)	3	10	(8)	5	(2)	1	(2)	0	1

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	(4)	0	0	(9)	(5)	(1)	0	0
Capital gain distribution	0	140	67	7	90	14	45	0	1

Net realized gain (loss) on investments	0	136	67	7	81	9	44	0	1
Net unrealized appreciation (depreciation) on investments during the period	0	(239)	112	1	(208)	153	417	0	0

Net realized and unrealized gain (loss) on investments	0	(103)	179	8	(127)	162	461	0	1

Net increase (decrease) in net assets resulting from operations	$3	$(93)	$171	$13	$(129)	$163	$459	$0	$2

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 1998
(In Thousands)

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
Investment income
Dividends	$0	$1	$0	$0	$1	$2	$0	$0	$62

Expense
Mortality and expense risk and administrative charges	3	6	1	1	3	4	1	0	69

Net investment income (loss)	(3)	(5)	(1)	(1)	(2)	(2)	(1)	0	(7)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(10)	(6)	0	0	(1)	0	0	0	(36)
Capital gain distribution	2	11	0	0	5	21	1	0	404

Net realized gain (loss) on investments	(8)	5	0	0	4	21	1	0	368
Net unrealized appreciation (depreciation) on investments during the period	114	163	35	7	61	113	27	1	757

Net realized and unrealized gain (loss) on investments	106	168	35	7	65	134	28	1	1,125

Net increase (decrease) in net assets resulting from operations	$103	$163	$34	$6	$63	$132	$27	$1	$1,118

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2000
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Net investment income (loss)	$27	$22	$79	$(5)	$(25)	$(67)	$(1)
Net realized gain (loss) on investments	63	615	0	1	690	592	5
Net unrealized appreciation (depreciation) of investments during the period	(297)	(1,355)	12	429	(1,339)	(1,226)	(5)

Net increase (decrease) in net assets resulting from operations	(207)	(718)	91	425	(674)	(701)	(1)

From variable life policy transactions
Contract owners' net payments	602	820	134	398	894	1,425	25
Cost of insurance and administrative charges	(226)	(330)	(65)	(138)	(394)	(576)	(12)
Surrenders	(190)	(212)	(53)	(154)	(55)	(320)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(18)	(23)	2	(7)	(55)	(42)	0
Transfers from other portfolios	136	1,554	501	255	2,034	2,162	101

Net increase (decrease) in net assets resulting from variable life policy transactions	304	1,809	519	354	2,424	2,649	114

Net increase (decrease) in net assets	97	1,091	610	779	1,750	1,948	113

Net assets, beginning of year	2,916	3,378	770	1,125	4,387	6,718	39

Net assets, end of year	$3,013	$4,469	$1,380	$1,904	$6,137	$8,666	$152

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Net investment income (loss)	$6	$(44)	$(44)	$(13)	$13	$(6)	$(1)
Net realized gain (loss) on investments	17	249	300	23	22	8	26
Net unrealized appreciation (depreciation) of investments during the period	(43)	(1,438)	(618)	(17)	138	(63)	(8)

Net increase (decrease) in net assets resulting from operations	(20)	(1,233)	(362)	(7)	173	(61)	17

From variable life policy transactions
Contract owners' net payments	94	900	798	379	123	205	51
Cost of insurance and administrative charges	(40)	(393)	(354)	(174)	(71)	(70)	(21)
Surrenders	(2)	(73)	(87)	(45)	(7)	(21)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(15)	(55)	(28)	(36)	(4)	4	1
Transfers from other portfolios	452	2,339	1,609	1,036	552	845	453

Net increase (decrease) in net assets resulting from variable life policy transactions	489	2,718	1,938	1,160	593	963	484

Net increase (decrease) in net assets	469	1,485	1,576	1,153	766	902	501
Net assets, beginning of year	121	3,500	3,774	1,933	606	205	177

Net assets, end of year	$590	$4,985	$5,350	$3,086	$1,372	$1,107	$678

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	MFS Growth Income	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
From operations
Net investment income (loss)	$(1)	$(36)	$(38)	$(18)	$66	$45	$(7)
Net realized gain (loss) on investments	0	124	261	133	0	0	88
Net unrealized appreciation (depreciation) of investments during the period	(34)	(972)	(447)	(441)	0	(30)	(108)

Net increase (decrease) in net assets resulting from operations	(35)	(884)	(224)	(326)	66	15	(27)

From variable life policy transactions
Contract owners' net payments	27	769	888	382	202	123	206
Cost of insurance and administrative charges	(4)	(319)	(362)	(179)	(67)	(59)	(90)
Surrenders	(2)	(87)	(57)	(57)	0	(23)	(6)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	(14)	6	(19)	(13)	0	(4)
Transfers from other portfolios	447	2,206	2,205	1,838	(1,366)	368	1,373

Net increase (decrease) in net assets resulting from variable life policy transactions	468	2,555	2,680	1,965	(1,244)	409	1,479

Net increase (decrease) in net assets	433	1,671	2,456	1,639	(1,178)	424	1,452
Net assets, beginning of year	0	2,184	3,276	1,912	2,396	596	364

Net assets, end of year	$433	$3,855	$5,732	$3,551	$1,218	$1,020	$1,816

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
From operations
Net investment income (loss)	$5	$0	$0	$(3)	$(1)	$2	$4
Net realized gain (loss) on investments	0	0	0	2	0	3	27
Net unrealized appreciation (depreciation) of investments during the period	(13)	1	2	(239)	(87)	47	(3)

Net increase (decrease) in net assets resulting from operations	(8)	1	2	(240)	(88)	52	28

From variable life policy transactions
Contract owners' net payments	1	1	0	90	40	31	14
Cost of insurance and administrative charges	(4)	(1)	(2)	(33)	(9)	(7)	(8)
Surrenders	0	0	0	(3)	0	(2)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	0	0	(5)	(2)	(1)	(2)
Transfers from other portfolios	179	(2)	31	1,294	701	403	548

Net increase (decrease) in net assets resulting from variable life policy transactions	176	(2)	29	1,343	730	424	552

Net increase (decrease) in net assets	168	(1)	31	1,103	642	476	580
Net assets, beginning of year	64	11	1	0	0	0	0

Net assets, end of year	$232	$10	$32	$1,103	$642	$476	$580

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Total
From operations
Net investment income (loss)	$0	$0	$(41)
Net realized gain (loss) on investments	0	0	3,249
Net unrealized appreciation (depreciation) of investments during the period	5	0	(8,149)

Net increase (decrease) in net assets resulting from operations	5	0	(4,941)

From variable life policy transactions
Contract owners' net payments	0	0	9,622
Cost of insurance and administrative charges	0	0	(4,008)
Surrenders	(2)	0	(1,458)
Death benefits	0	0	0
Net policy loan repayments (withdrawals)	0	0	(330)
Transfers from other portfolios	50	21	24,325

Net increase (decrease) in net assets resulting from variable life policy transactions	48	21	28,151

Net increase (decrease) in net assets	53	21	23,210
Net assets, beginning of year	0	0	40,453

Net assets, end of year	$53	$21	$63,663

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Net investment income (loss)	$(20)	$(11)	$(5)	$(9)	$(25)	$(39)	$0
Net realized gain (loss) on investments	33	37	3	0	12	64	0
Net unrealized appreciation (depreciation) of investments during the period	98	718	(7)	(7)	608	1,176	7

Net increase (decrease) in net assets resulting from operations	111	744	(9)	(16)	595	1,201	7

From variable life policy transactions
Contract owners' net payments	591	546	67	327	432	837	4
Cost of insurance and administrative charges	(254)	(223)	(46)	(114)	(222)	(396)	(1)
Surrenders	(133)	(74)	(16)	(53)	(127)	(182)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(29)	(37)	(11)	(14)	(30)	(65)	0
Transfers from other portfolios	691	957	473	213	2,217	2,665	25

Net increase (decrease) in net assets resulting from variable life policy transactions	866	1,169	467	359	2,270	2,859	28

Net increase (decrease) in net assets	977	1,913	458	343	2,865	4,060	35
Net assets, beginning of year	1,939	1,465	312	782	1,522	2,658	4

Net assets, end of year	$2,916	$3,378	$770	$1,125	$4,387	$6,718	$39

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Net investment income (loss)	$2	$(14)	$(17)	$(8)	$2	$0	$(1)
Net realized gain (loss) on investments	9	(1)	18	3	8	3	1
Net unrealized appreciation (depreciation) of investments during the period	(2)	1,336	616	99	(9)	43	26

Net increase (decrease) in net assets resulting from operations	9	1,321	617	94	1	46	26

From variable life policy transactions
Contract owners' net payments	37	361	553	144	89	11	5
Cost of insurance and administrative charges	(7)	(167)	(224)	(97)	(41)	(3)	(2)
Surrenders	(13)	(78)	(99)	(44)	(3)	0	(1)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(4)	(11)	(36)	(14)	(8)	0	0
Transfers from other portfolios	70	1,378	1,548	1,358	436	151	149

Net increase (decrease) in net assets resulting from variable life policy transactions	83	1,483	1,742	1,347	473	159	151

Net increase (decrease) in net assets	92	2,804	2,359	1,441	474	205	177
Net assets, beginning of year	29	696	1,415	492	132	0	0

Net assets, end of year	$121	$3,500	$3,774	$1,933	$606	$205	$177

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
From operations
Net investment income (loss)	$(10)	$(12)	$(7)	$50	$12	$0	$0
Net realized gain (loss) on investments	0	44	4	1	0	0	0
Net unrealized appreciation (depreciation) of investments during the period	850	736	210	0	0	66	1

Net increase (decrease) in net assets resulting from operations	840	768	207	51	12	66	1

From variable life policy transactions
Contract owners' net payments	279	457	147	78	41	23	3
Cost of insurance and administrative charges	(122)	(176)	(77)	(55)	(36)	(6)	0
Surrenders	(29)	(71)	(4)	(17)	(4)	(2)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(13)	(37)	(8)	0	0	(2)	0
Transfers from other portfolios	631	1,324	1,288	2,036	441	285	60

Net increase (decrease) in net assets resulting from variable life policy transactions	746	1,497	1,346	2,042	442	298	63

Net increase (decrease) in net assets	1,586	2,265	1,553	2,093	454	364	64
Net assets, beginning of year	598	1,011	359	303	142	0	0

Net assets, end of year	$2,184	$3,276	$1,912	$2,396	$596	$364	$64

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Van Eck Hard Asset	Van Eck Real Estate	Total
From operations
Net investment income (loss)	$0	$0	$(112)
Net realized gain (loss) on investments	0	0	239
Net unrealized appreciation (depreciation) of investments during the period	1	0	6,566

Net increase (decrease) in net assets resulting from operations	1	0	6,693

From variable life policy transactions
Contract owners' net payments	0	1	5,033
Cost of insurance and administrative charges	0	0	(2,269)
Surrenders	0	0	(950)
Death benefits	0	0	0
Net policy loan repayments (withdrawals)	0	0	(319)
Transfers from other portfolios	10	0	18,406

Net increase (decrease) in net assets resulting from variable life policy transactions	10	1	19,901

Net increase (decrease) in net assets	11	1	26,594
Net assets, beginning of year	0	0	13,859

Net assets, end of year	$11	$1	$40,453

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 1998
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
From operations
Net investment income (loss)	$3	$10	$(8)	$5	$(2)	$1	$(2)	$0	$1
Net realized gain (loss) on investments	0	136	67	7	81	9	44	0	1
Net unrealized appreciation (depreciation) of investments during the period	0	(239)	112	1	(208)	153	417	0	0

Net increase (decrease) in net assets resulting from operations	3	(93)	171	13	(129)	163	459	0	2

From variable life policy transactions
Contract owners' net payments	196	654	467	75	326	265	585	1	12
Cost of insurance and administrative charges	(7)	(262)	(154)	(25)	(107)	(112)	(209)	0	(2)
Surrenders	(18)	(205)	(59)	(5)	(48)	(22)	(35)	0	0
Death benefits		(2)	(3)	(5)	(2)	(3)	(5)	0	0
Net policy loan repayments (withdrawals)	0	(29)	(10)	(6)	7	2	(20)	0	0
Transfers from other portfolios	78	872	504	153	166	810	1,247	3	17

Net increase (decrease) in net assets resulting from variable life policy transactions	249	1,028	745	187	342	940	1,563	4	27

Net increase (decrease) in net assets	252	935	916	200	213	1,103	2,022	4	29
Net assets, beginning of year	51	1,004	549	112	569	419	636	0	0

Net assets, end of year	$303	$1,939	$1,465	$312	$782	$1,522	$2,658	$4	$29

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 1998
(In Thousands)

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
From operations
Net investment income (loss)	$(3)	$(5)	$(1)	$(1)	$(2)	$(2)	$(1)	$0	$(7)
Net realized gain (loss) on investments	(8)	5	0	0	4	21	1	0	368
Net unrealized appreciation (depreciation) of investments during the period	114	163	35	7	61	113	27	1	757

Net increase (decrease) in net assets resulting from operations	103	163	34	6	63	132	27	1	1,118

From variable life policy transactions
Contract owners' net payments	150	341	58	20	147	231	45	36	3,609
Cost of insurance and administrative charges	(54)	(94)	(15)	(4)	(50)	(70)	(14)	(10)	(1,189)
Surrenders	(8)	(6)	0	0	(7)	(4)	(1)	0	(418)
Death benefits	(2)	(5)	0	0	(1)	(3)	0	0	(31)
Net policy loan repayments (withdrawals)	17	17	0	0	0	(1)	0	0	(23)
Transfers from other portfolios	431	878	408	107	390	651	291	104	7,110

Net increase (decrease) in net assets resulting from variable life policy transactions	534	1,131	451	123	479	804	321	130	9,058

Net increase (decrease) in net assets	637	1,294	485	129	542	936	348	131	10,176
Net assets, beginning of year	59	121	7	3	56	75	11	11	3,683

Net assets, end of year	$696	$1,415	$492	$132	$598	$1,011	$359	$142	$13,859

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2000, 1999 and 1998

(In Thousands)

1.    ORGANIZATION

        Protective Variable Life Separate Account (Separate Account) was established by Protective Life Insurance Company (Protective Life) under the provisions of Tennessee law and commenced operations on June 19, 1996. The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance polices (the Contracts).

        Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

        At December 31, 1998, the Separate Account was comprised of seven proprietary sub-accounts and ten independent sub-accounts. The seven proprietary sub-accounts were the PIC Money Market, PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC CORE US Equity, and PIC Capital Growth sub-account. Funds are transferred to Protective Investment Company (the Fund) in exchange for shares of the corresponding portfolio of the Fund. The ten independent sub-accounts were the Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, Oppenheimer Aggressive Growth, Oppenheimer Growth, Oppenheimer Growth and Income, and Oppenheimer Strategic Bond, sub-accounts. These ten independent sub-accounts were added July 1, 1997 with sales beginning on that date. Protective Life invests contract owners' funds in exchange for shares in the independent funds. Protective Life holds the shares for the contract owners.

        During the year ended December 31, 1999, the Separate Account added six additional sub-accounts. The additional sub-accounts are the MFS New Discovery, MFS Utilities, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Hard Asset, and Van Eck Real Estate sub-accounts. These six sub-accounts were added April 1, 1999, with sales beginning on that date. Additionally, the Oppenheimer Growth Fund changed its name to the Oppenheimer Capital Appreciation Fund, and the PIC Money Market account was replaced with the Oppenheimer Money Fund. Results of operations and changes in net assets for the PIC Money Market sub-account and the Oppenheimer Money Fund are combined for the year ended December 31, 1999.

        During the year ended December 31, 2000, the Separate Account added seven additional sub-accounts. These additional sub-accounts are the MFS Growth, Van Kampen Emerging Growth, Van Kampen Enterprise, Van Kampen Comstock, Van Kampen Growth and Income, Van Kampen Strategic Stock, and Van Kampen Asset Allocation and were added May 1, 2000, with sales beginning on that date. Also the Oppenheimer Growth and Income Fund changed its name to the Oppenheimer Main Street Growth and Income Fund.

        Gross premiums from the Contracts are allocated to the sub-accounts in accordance with contract owner instructions and are recorded as variable life policy transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts (see Note 4). The Separate Account's assets are the property of Protective Life.

        Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account's value as of December 31, 2000 and 1999 was $2.1 million and $4.6 million, respectively.

        Transfers to/from other portfolios, included in the statement of changes in net assets, include transfers between the individual sub-accounts and between the sub-accounts and the Guaranteed Account.

2.    SIGNIFICANT ACCOUNTING POLICIES

        Investment Valuation:  Investments are made in shares and are valued at the net asset values of the respective portfolios. Transactions with the Funds are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

        Realized Gains and Losses:  Realized gains and losses on investments include gains and losses on redemptions of the Fund's shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Fund.

        Dividend Income and Capital Gain Distributions:  Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the financial statements of Protective Investment Company, an affiliated entity.

        Mortality and Expense Risk:  Protective Life deducts a charge from the net assets of the Separate Account to compensate for the mortality risk assumed, in which the annuitant may live for a longer period of time than estimated when the contract guarantees were established, and to protect against the risk that fees charged in administering the contracts may not cover actual future expenses. These charges are deducted from net assets held in the various sub-accounts as part of the operating results of the Separate Account (such charges do not apply to the portion of the net assets that are allocated to the General Account). The charges may vary based on the specific type and terms of the contract.

        Surrender Charges:  Protective Life may assess a surrender charge on some products against the net policy assets of a contractowner if the policy is surrendered early. This surrender charge is deducted prior to the payment of any amounts to the contractowner. This surrender charge is made to reimburse Protective Life for some of the expenses incurred with the initial distribution of the policies. Surrender charges are assessed and calculated based on various factors within the policies, and generally decline as the term of the policy increases.

        Policy Loans:  Contractowners may obtain loans against the net assets of the policies, subject to certain limitations. These loans generally are available to contractowners after the first anniversary of the initial policy date, are available in amounts in excess of a $500 minimum value, and are limited to maximum amounts as specified in the individual policies. These loans carry standard interest rates, which generally decline over the length of the policy, and terms which require that full repayment be made prior to the distribution of any policy benefits.

        Cost of Insurance Charges:  Protective Life may assess an insurance charge to compensate for the expense of underwriting the death benefit portion of each contract. This charge depends on a number of variables, including issue age, policy duration, sex and insurance rate classification, and will fluctuate with each individual policy and as time in-force elapses. The cost of insurance charge made against each policy will not exceed the maximum cost of insurance amounts specified and set forth in the individual contracts.

        Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

        Federal Income Taxes:  The results of the operations of the Separate Account are included in the federal income tax return of Protective Life. Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been or is currently being made against the Separate Account for such tax.

        Reclassifications:  Certain reclassifications have been made in the previously reported financial statements and the accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net assets.

3.    INVESTMENTS

        At December 31, 2000 and 1999, the investments by the respective sub-accounts were as follows (in thousands, except share data):

	2000
	Shares	Cost	Market Value
PIC Growth and Income	225,568	$3,495	$3,013
PIC International Equity	327,046	5,007	4,463
PIC Global Income	129,744	1,377	1,377
PIC Small Cap Value	166,896	1,667	1,905
PIC CORE US Equity	286,504	6,683	6,140
PIC Capital Growth	380,878	8,201	8,645
Calvert Social Small Cap Growth	11,225	149	152
Calvert Social Balanced	294,462	635	590
MFS Emerging Growth	172,862	4,972	4,985
MFS Research	256,978	5,165	5,345
MFS Growth With Income	146,813	2,968	3,085
MFS Total Return	70,025	1,235	1,372
MFS New Discovery	66,596	1,126	1,105
MFS Utilities	28,839	664	682
MFS Growth	33,301	467	433
Oppenheimer Aggressive Growth	54,423	3,910	3,851
Oppenheimer Capital Appreciation	122,644	5,314	5,719
Oppenheimer Main St. Growth and Income	166,982	3,754	3,550
Oppenheimer Money Fund	1,232,465	1,233	1,234
Oppenheimer Strategic Bond	216,909	1,046	1,017
Oppenheimer Global Securities	59,802	1,853	1,812
Oppenheimer High Income	25,002	245	232
Van Eck Hard Asset	856	9	10
Van Eck Real Estate	3,059	30	32
Van Kampen Emerging Growth	26,606	1,342	1,103
Van Kampen Enterprise	31,638	729	642
Van Kampen Comstock	40,481	429	476
Van Kampen Growth and Income	34,115	583	580
Van Kampen Strategic Stock	4,430	48	53
Van Kampen Asset Allocation	1,996	21	21

	4,619,145	$64,357	$63,624

	1999
	Shares	Cost	Market Value
PIC Growth and Income	199,873	$3,101	$2,916
PIC International Equity	181,309	2,585	3,396
PIC Global Income	75,499	803	791
PIC Small Cap Value	130,298	1,321	1,130
PIC CORE US Equity	162,705	3,634	4,430
PIC Capital Growth	254,862	5,049	6,719
Calvert Social Small Cap Growth	2,937	31	39
Calvert Social Balanced	55,810	123	121
MFS Emerging Growth	92,378	2,055	3,506
MFS Research	161,214	2,983	3,781
MFS Growth With Income	91,675	1,820	1,954
MFS Total Return	34,134	607	606
MFS New Discovery	11,782	161	203
MFS Utilities	7,306	151	177
Oppenheimer Aggressive Growth	26,609	1,279	2,192
Oppenheimer Capital Appreciation	65,531	2,417	3,269
Oppenheimer Growth and Income	78,728	1,702	1,939
Oppenheimer Money Fund	2,384,042	2,384	2,385
Oppenheimer Strategic Bond	124,304	617	618
Oppenheimer Global Securities	10,824	295	362
Oppenheimer High Income	5,986	64	64
Van Eck Hard Asset	1,017	11	11
Van Eck Real Estate	120	1	1

	4,158,943	$33,194	$40,610

        During the year ended December 31, 2000, transactions in shares were as follows (in thousands, except share data):

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Shares purchased	57,286	124,684	61,016	61,667	111,499	128,895	11,403
Shares received from reinvestment of dividends	8,603	45,650	8,754	904	30,706	24,523	425

Total shares acquired	65,889	170,334	69,770	62,571	142,205	153,418	11,828
Shares redeemed	(40,194)	(24,597)	(15,525)	(25,973)	(18,406)	(27,402)	(3,540)

Net increase (decrease) in shares owned	25,695	145,737	54,245	36,598	123,799	126,016	8,288
Shares owned, beginning of period	199,873	181,309	75,499	130,298	162,705	254,862	2,937

Shares owned, end of period	225,568	327,046	129,744	166,896	286,504	380,878	11,225

Cost of shares acquired	$965	$2,793	$733	$609	$3,523	$3,837	$168

Cost of shares redeemed	$(571)	$(371)	$(159)	$(263)	$(474)	$(685)	$(50)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Shares purchased	243,474	80,013	92,982	77,813	47,140	56,815	25,429
Shares received from reinvestment of dividends	13,346	7,304	13,117	1,480	2,675	491	1,248

Total shares acquired	256,820	87,317	106,099	79,293	49,815	57,306	26,677
Shares redeemed	(18,168)	(6,833)	(10,335)	(24,155)	(13,924)	(2,492)	(5,144)

Net increase (decrease) in shares owned	238,652	80,484	95,764	55,138	35,891	54,814	21,533
Shares owned, beginning of period	55,810	92,378	161,214	91,675	34,134	11,782	7,306

Shares owned, end of period	294,462	172,862	256,978	146,813	70,025	66,596	28,839

Cost of shares acquired	$551	$3,157	$2,418	$1,658	$874	$1,011	$637

Cost of shares redeemed	$(39)	$(240)	$(236)	$(509)	$(246)	$(46)	$(124)

	MFS Growth	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Shares purchased	33,751	28,662	54,278	98,123	2,709,847	102,645	47,645
Shares received from reinvestment of dividends	0	1,154	5,012	6,087	75,777	11,313	2,737

Total shares acquired	33,751	29,816	59,290	104,210	2,785,624	113,958	50,382
Shares redeemed	(450)	(2,002)	(2,177)	(15,956)	(3,937,201)	(21,353)	(1,404)

Net increase (decrease) in shares owned	33,301	27,814	57,113	88,254	(1,151,577)	92,605	48,978
Shares owned, beginning of period	0	26,609	65,531	78,728	2,384,042	124,304	10,824

Shares owned, end of period	33,301	54,423	122,644	166,982	1,232,465	216,909	59,802

Cost of shares acquired	$474	$2,826	$3,007	$2,434	$2,787	$530	$1,606

Cost of shares redeemed	$(7)	$(195)	$(110)	$(382)	$(3,938)	$(101)	$(48)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Shares purchased	23,954	1,873	4,200	27,607	32,300	40,647	35,733
Shares received from reinvestment of dividends	612	13	2	0	0	536	1,909

Total shares acquired	24,566	1,886	4,202	27,607	32,300	41,183	37,642
Shares redeemed	(5,550)	(2,047)	(1,263)	(1,001)	(662)	(702)	(3,527)

Net increase (decrease) in shares owned	19,016	(161)	2,939	26,606	31,638	40,481	34,115
Shares owned, beginning of period	5,986	1,017	120	0	0	0	0

Shares owned, end of period	25,002	856	3,059	26,606	31,638	40,481	34,115

Cost of shares acquired	$236	$21	$42	$1,392	$745	$437	$641

Cost of shares redeemed	$(55)	$(23)	$(13)	$(50)	$(16)	$(8)	$(58)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation
Shares purchased	4,785	1,997
Shares received from reinvestment of dividends	0	0

Total shares acquired	4,785	1,997
Shares redeemed	(355)	(1)

Net increase (decrease) in shares owned	4,430	1,996
Shares owned, beginning of period	0	0

Shares owned, end of period	4,430	1,996

Cost of shares acquired	$52	$21

Cost of shares redeemed	$(4)	$0

      During the year ended December 31, 1999, transactions in shares were as follows (in thousands, except share data):

	PIC Growth and Income	PIC Inter- national Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Shares purchased	98,819	86,028	63,125	63,864	111,639	138,272	3,805
Shares received from reinvestment of dividends	2,383	2,972	280	24	568	2,946	1

Total shares acquired	101,202	89,000	63,405	63,888	112,207	141,218	3,806
Shares redeemed	(37,920)	(8,517)	(16,857)	(22,422)	(17,308)	(12,282)	(1,191)

Net increase (decrease) in shares owned	63,282	80,483	46,548	41,466	94,899	128,936	2,615
Shares owned, beginning of period	136,591	100,826	28,951	88,832	67,806	125,926	322

Shares owned, end of period	199,873	181,309	75,499	130,298	162,705	254,862	2,937

Cost of shares acquired	$1,473	$1,356	$668	$560	$2,731	$3,173	$42

Cost of shares redeemed	$(552)	$(130)	$(178)	$(192)	$(425)	$(276)	$(14)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth with Income	MFS Total Return	MFS New Discovery	MFS Utilities
Shares purchased	47,305	66,347	98,758	77,155	30,678	14,365	12,178
Shares received from reinvestment of dividends	5,331	0	1,167	334	781	186	0

Total shares acquired	52,636	66,347	99,925	77,489	31,459	14,551	12,178
Shares redeemed	(10,413)	(6,503)	(12,956)	(9,504)	(4,663)	(2,769)	(4,872)

Net increase (decrease) in shares owned	42,223	59,844	86,969	67,985	26,796	11,782	7,306
Shares owned, beginning of period	13,587	32,534	74,245	23,690	7,338	0	0

Shares owned, end of period	55,810	92,378	161,214	91,675	34,134	11,782	7,306

Cost of shares acquired	$117	$1,627	$1,992	$1,573	$565	$194	$254

Cost of shares redeemed	$(23)	$(157)	$(260)	$(194)	$(84)	$(34)	$(103)

	Oppenheimer Aggresive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Shares purchased	15,443	40,681	71,164	2,999,557	114,011	11,509	5,994
Shares received from reinvestment of dividends	0	1,264	331	24	568	2,946	0

Total shares acquired	15,443	41,945	71,495	2,999,581	114,579	14,455	5,994
Shares redeemed	(2,169)	(4,015)	(10,297)	(919,175)	(17,684)	(3,631)	(8)

Net increase (decrease) in shares owned	13,274	37,930	61,198	2,080,406	96,895	10,824	5,986
Shares owned, beginning of period	13,335	27,601	17,530	303,636	27,409	0	0

Shares owned, end of period	26,609	65,531	78,728	2,384,042	124,304	10,824	5,986

Cost of shares acquired	$861	$1,676	$1,599	$3,060	$578	$313	$64

Cost of shares redeemed	$(119)	$(159)	$(229)	$(979)	$(100)	$(17)	$0

	Van Eck Hard Asset	Van Eck Real Estate
Shares purchased	1,019	155
Shares received from reinvestment of dividends	0	0

Total shares acquired	1,019	155
Shares redeemed	(2)	(35)

Net increase (decrease) in shares owned	1,017	120
Shares owned, beginning of period	0	0

Shares owned, end of period	1,017	120

Cost of shares acquired	$11	$1

Cost of shares redeemed	$0	$0

4.    RELATED PARTY TRANSACTIONS

        Contract owners' net payments represent premiums received from policyholders less certain deductions made by Protective Life in accordance with policy terms. These deductions include, where appropriate, tax, surrender, cost of insurance protection and administrative charges. These deductions are made to the individual policies in accordance with the terms governing each policy as set forth in the policy.

        The net assets of each sub-account of the Separate Account reflect the investment management fees and other operating expenses incurred by the Fund.

        Protective Life offers a loan privilege to contract owners. Contract owners may obtain loans using the contract as the only security for the loan. Loans may be subject to provisions of The Internal Revenue Code of 1986, as amended. Loans outstanding approximated $1.1 million and $0.4 million at December 31, 2000 and 1999, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Directors and Share Owner
Protective Life Insurance Company

        We have reviewed the accompanying consolidated condensed balance sheet of Protective Life Insurance Company and subsidiaries as of September 30, 2001, and the related consolidated condensed statements of income for each of the three-month and nine-month periods ended September 30, 2001 and 2000, and the consolidated condensed statements of cash flows for the nine-month periods ended September 30, 2001 and 2000. These financial statements are the responsibility of the Company's management.

        We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

        Based on our review, we are not aware of any material modifications that should be made to the accompanying consolidated condensed interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

        We previously audited in accordance with auditing standards generally accepted in the United States of America, the consolidated balance sheet as of December 31, 2000, and the related consolidated statements of income, share-owner's equity, and cash flows for the year then ended (not presented herein), and in our report dated March 1, 2001, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying consolidated condensed balance sheet as of December 31, 2000 is fairly stated in all material respects in relation to the consolidated balance sheet from which it has been derived.

PricewaterhouseCoopers LLP

Birmingham, Alabama
November 8, 2001

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED CONDENSED STATEMENTS OF INCOME

(Dollars in thousands)
(Unaudited)

	Three Months Ended September 30		Nine Months Ended September 30
	2001	2000	2001	2000
REVENUES
Premiums and policy fees	$420,745	$377,852	$1,260,231	$1,118,089
Reinsurance ceded	(192,542)	(199,680)	(554,307)	(585,344)

Premiums and policy fees, net of reinsurance ceded	228,203	178,172	705,924	532,745
Net investment income	211,918	176,295	613,815	512,961
Realized investment gains (losses)
Derivative financial instruments	6,415	1,080	6,918	580
All other investments	(10,900)	(6,932)	(9,934)	(7,842)
Other income	13,484	12,607	40,083	38,710

	449,120	361,222	1,356,806	1,077,154

BENEFITS AND EXPENSES
Benefits and settlement expenses (net of reinsurance ceded: three months: 2001 — $179,043; 2000 — $131,984 nine months: 2001 — $371,256; 2000 — $371,234)	288,292	233,117	900,046	691,629
Amortization of deferred policy acquisition costs	34,584	38,054	95,203	107,018
Amortization of goodwill	2,075	505	6,224	1,372
Other operating expenses (net of reinsurance ceded: three months: 2001 — $33,675; 2000 — $48,461 nine months: 2001 — $119,138; 2000 — $131,268)	67,063	40,784	191,122	134,316

	392,014	312,460	1,192,595	934,335

INCOME BEFORE INCOME TAX	57,106	48,762	164,211	142,819
Income tax expense	18,561	17,274	55,931	50,504

INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	38,545	31,488	108,280	92,315
Cumulative effect of change in accounting principle			(8,341)

NET INCOME	$38,545	$31,488	$99,939	$92,315

See notes to consolidated condensed financial statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	September 30 2001	December 31 2000
	(Unaudited)
ASSETS
Investments:
Fixed maturities, at market	$9,512,577	$7,390,110
Equity securities, at market	62,830	41,792
Mortgage loans on real estate	2,507,560	2,268,224
Investment in real estate, net of accumulated depreciation	20,810	12,566
Policy loans	329,762	230,527
Other long-term investments	179,646	66,646
Short-term investments	79,682	172,699

Total investments	12,692,867	10,182,564
Cash	256,193	33,517
Accrued investment income	147,547	121,996
Accounts and premiums receivable, net	108,825	72,189
Accounts receivable — investments	558,900
Reinsurance receivables	1,152,856	1,099,574
Deferred policy acquisition costs	1,374,836	1,189,380
Goodwill, net	235,577	241,831
Property and equipment, net	50,530	51,166
Other assets	243,814	120,874
Receivable from related parties		4,768
Assets related to separate accounts
Variable Annuity	1,514,327	1,841,439
Variable Universal Life	65,193	63,504
Other	3,923	3,746

	$18,405,388	$15,026,548

LIABILITIES
Policy liabilities and accruals	$6,949,790	$5,969,002
Stable value investment contract deposits	3,838,608	3,177,863
Annuity deposits	2,407,805	1,916,894
Other policyholders' funds	144,780	125,336
Accounts payable — investments	939,951
Other liabilities	407,584	324,901
Accrued income taxes	37,377	(10,932)
Deferred income taxes	170,726	72,065
Debt:
Notes payable	2,297	2,315
Indebtedness to related parties	8,000	10,000
Liabilities related to separate accounts
Variable Annuity	1,514,327	1,841,439
Variable Universal Life	65,193	63,504
Other	3,923	3,746

	16,490,361	13,496,133

COMMITMENTS AND CONTINGENT LIABILITIES — NOTE B
SHARE-OWNER'S EQUITY
Preferred Stock, $1.00 par value, shares authorized and issued: 2,000, liquidation preference $2,000	2	2
Common Stock, $1.00 par value, shares authorized and issued: 5,000,000	5,000	5,000
Additional paid-in capital	762,419	632,805
Note receivable from PLC Employee Stock Ownership Plan	(4,498)	(4,841)
Retained earnings	1,038,465	948,819
Accumulated other comprehensive income (loss):
Net unrealized gains (losses) on investments (net of income tax: 2001-$61,190; 2000-$(27,661))	113,639	(51,370)

	1,915,027	1,530,415

	$18,405,388	$15,026,548

See notes to consolidated condensed financial statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(Dollars in thousands)
(Unaudited)

	Nine Months Ended September 30
	2001	2000
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$99,939	$92,315
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment losses	3,016	7,262
Amortization of deferred policy acquisition costs	95,203	111,866
Capitalization of deferred policy acquisition costs	(232,630)	(266,820)
Depreciation expense	9,031	6,824
Deferred income tax	20,736	15,273
Accrued income tax	48,310	40,580
Amortization of goodwill	6,224	1,372
Interest credited to universal life and investment products	681,442	633,147
Policy fees assessed on universal life and investment products	(155,106)	(147,933)
Change in accrued investment income and other receivables	(90,065)	44,609
Change in policy liabilities and other policyholders' funds of traditional life and health products	(2,560)	(84,801)
Change in other liabilities	79,047	(19,344)
Other (net)	(21,444)	5,970

Net cash provided by operating activities	541,143	440,320

CASH FLOWS FROM INVESTING ACTIVITIES
Maturities and principal reductions of investments
Investments available for sale	2,467,861	9,400,353
Other	206,937	35,696
Sale of investments
Investments available for sale	1,977,264	580,406
Other	1,363	66,795
Cost of investments acquired
Investments available for sale	(5,827,327)	(10,253,006)
Corporate owned life insurance	(100,000)
Other	(119,025)	(307,318)
Acquisitions and bulk reinsurance assumptions	137,754	(150,903)
Purchase of property and equipment	(8,053)	(4,164)

Net cash used in investing activities	(1,263,226)	(632,141)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings under line of credit arrangements and debt	1,284,100	1,590,400
Principal payments on line of credit arrangements and debt	(1,284,100)	(1,578,500)
Capital contribution from PLC	111,000	59,000
Principal payment on surplus notes to PLC	(2,000)	(2,000)
Investment product deposits and change in universal life deposits	1,537,164	1,533,505
Investment product withdrawals	(701,405)	(1,379,119)

Net cash provided by financing activities	944,759	223,286

INCREASE IN CASH	222,676	31,465
CASH AT BEGINNING OF PERIOD	33,517	0

CASH AT END OF PERIOD	$256,193	$31,465

See notes to consolidated condensed financial statements

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

(Unaudited)

NOTE A — BASIS OF PRESENTATION

        The accompanying unaudited consolidated condensed financial statements of Protective Life Insurance Company and subsidiaries ("Protective Life") have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation have been included. Operating results for the nine month period ended September 30, 2001, are not necessarily indicative of the results that may be expected for the year ending December 31, 2001. The year-end consolidated condensed balance sheet data was derived from audited financial statements, but does not include all disclosures required by accounting principles generally accepted in the United States of America. For further information, refer to the consolidated financial statements and notes thereto included in the Protective Life's annual report on Form 10-K for the year ended December 31, 2000.

        Protective Life is a wholly-owned subsidiary of Protective Life Corporation ("PLC").

NOTE B — COMMITMENTS AND CONTINGENT LIABILITIES

        Under insurance guaranty fund laws in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Protective Life does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

        A number of civil jury verdicts have been returned against insurers and other providers of financial services involving sales practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or other persons with whom the insurer does business, and other matters. Increasingly these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive non-economic compensatory damages. In some states, juries, judges and arbitrators have substantial discretion in awarding punitive and non-economic compensatory damages, which creates the potential for unpredictable material adverse judgments in any given lawsuit. In addition, in some class action and other lawsuits, companies have made material settlement payments. Protective Life, like other financial service companies, in the ordinary course of business, is involved in such litigation or, alternatively, in arbitration. Although the outcome of any such litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of Protective Life.

NOTE C — OPERATING SEGMENTS

        Protective Life operates seven divisions whose principal strategic focuses can be grouped into three general categories: life insurance, specialty insurance products, and retirement savings and investment products. The following table sets forth operating segment income and assets for the periods shown. Adjustments represent the inclusion of unallocated realized investment gains (losses) and the recognition of income tax expense and the cumulative effect of change in accounting principle. There are no asset adjustments.

	Operating Segment Income for the Three Months Ended September 30, 2001
	(In Thousands)
	Life Insurance			Specialty Insurance Products
	Individual Life	West Coast	Acquisitions	Dental Benefits	Financial Institutions
Premiums and policy fees	$96,489	$33,870	$52,538	$85,975	$129,614
Reinsurance ceded	(75,625)	(27,376)	(9,193)	(8,334)	(68,339)

Net of reinsurance ceded	20,864	6,494	43,345	77,641	61,275
Net investment income	19,803	26,351	46,228	2,444	11,823
Realized investment gains (losses)
Other income	394			4,526	7,751

Total revenues	41,061	32,845	89,573	84,611	80,849

Benefits and settlement expenses	22,777	21,009	59,715	50,593	34,911
Amortization of deferred policy acquisition costs	873	4,192	7,000	1,898	13,938
Amortization of goodwill				1,368	707
Other operating expenses	2,482	(3,914)	6,912	24,015	22,828

Total benefits and expenses	26,132	21,287	73,627	77,874	72,384

Income before income tax	14,929	11,558	15,946	6,737	8,465
	Retirement Savings and Investment Products
	Stable Value Products	Investment Products	Corporate and Other	Adjustments	Total Consolidated
Premiums and policy fees		$6,948	$15,311		$420,745
Reinsurance ceded			(3,675)		(192,542)

Net of reinsurance ceded		6,948	11,636		228,203
Net investment income	$66,373	44,188	(5,292)		211,918
Realized investment gains (losses)	5,233	1,046		$(10,764)	(4,485)
Other income		875	(62)		13,484

Total revenues	71,606	53,057	6,282	(10,764)	449,120

Benefits and settlement expenses	57,117	36,246	5,924		296,072
Amortization of deferred policy acquisition costs	503	5,693	487		26,804
Amortization of goodwill					2,075
Other operating expenses	986	5,956	7,798		67,063

Total benefits and expenses	58,606	47,895	14,209		392,014

Income before income tax	13,000	5,162	(7,927)		57,106
Income tax expense				18,561	18,561
Cumulative effect of change in accounting principle

Net income					$38,545

	Operating Segment Income for the Three Months Ended September 30, 2000
	(In Thousands)
	Life Insurance			Specialty Insurance Products
	Individual Life	West Coast	Acquisitions	Dental Benefits	Financial Institutions
Premiums and policy fees	$84,161	$30,978	$33,045	$69,763	$121,150
Reinsurance ceded	(62,308)	(24,177)	(7,240)	(23,107)	(66,531)

Net of reinsurance ceded	21,853	6,801	25,805	46,656	54,619
Net investment income	15,630	22,787	29,077	1,876	11,390
Realized investment gains (losses)
Other income	(879)		9	4,291	7,439

Total revenues	36,604	29,588	54,891	52,823	73,448

Benefits and settlement expenses	16,355	21,252	32,141	32,960	34,725
Amortization of deferred policy acquisition costs	8,423	4,205	4,252	1,676	12,598
Amortization of goodwill					505
Other operating expenses	2,036	(5,357)	5,929	11,980	16,653

Total benefits and expenses	26,814	20,100	42,322	46,616	64,481

Income before income tax	9,790	9,488	12,569	6,207	8,967
	Retirement Savings and Investment Products
	Stable Value Products	Investment Products	Corporate and Other	Adjustments	Total Consolidated
Premiums and policy fees		$7,849	$30,906		$377,852
Reinsurance ceded			(16,317)		(199,680)

Net of reinsurance ceded		7,849	14,589		178,172
Net investment income	$61,417	35,138	(1,020)		176,295
Realized investment gains (losses)	(2,183)	37		$(3,706)	(5,852)
Other income		870	877		12,607

Total revenues	59,234	43,894	14,446	(3,706)	361,222

Benefits and settlement expenses	53,270	28,963	13,451		233,117
Amortization of deferred policy acquisition costs	229	6,230	441		38,054
Amortization of goodwill					505
Other operating expenses	879	4,349	4,315		40,784

Total benefits and expenses	54,378	39,542	18,207		312,460

Income before income tax	4,856	4,352	(3,761)		48,762
Income tax expense				17,274	17,274
Cumulative effect of change in accounting principle

Net income					$31,488

	Operating Segment Income for the Nine Months Ended September 30, 2001
	(In Thousands)
	Life Insurance			Specialty Insurance Products
	Individual Life	West Coast	Acquisitions	Dental Benefits	Financial Institutions
Premiums and policy fees	$282,106	$94,888	$154,893	$267,716	$377,891
Reinsurance ceded	(202,041)	(60,915)	(29,541)	(35,117)	(202,576)

Net of reinsurance ceded	80,065	33,973	125,352	232,599	175,315
Net investment income	54,703	75,622	131,793	7,163	35,366
Realized investment gains (losses)
Other income	819		(52)	13,473	22,531

Total revenues	135,587	109,595	257,093	253,235	233,212

Benefits and settlement expenses	87,371	72,734	173,086	153,369	108,515
Amortization of deferred policy acquisition costs	8,217	11,336	14,341	5,410	36,440
Amortization of goodwill				4,104	2,120
Other operating expenses	3,374	(7,351)	21,517	67,561	60,019

Total benefits and expenses	98,962	76,719	208,944	230,444	207,094

Income before income tax	36,625	32,876	48,149	22,791	26,118
	Retirement Savings and Investment Products
	Stable Value Products	Investment Products	Corporate and Other	Adjustments	Total Consolidated
Premiums and policy fees		$21,420	$61,317		$1,260,231
Reinsurance ceded			(24,117)		(554,307)

Net of reinsurance ceded		21,420	37,200		705,924
Net investment income	$196,117	122,047	(8,996)		613,815
Realized investment gains (losses)	7,928	1,070		$(12,014)	(3,016)
Other income		2,599	713		40,083

Total revenues	204,045	147,136	28,917	(12,014)	1,356,806

Benefits and settlement expenses	167,617	99,782	37,572		900,046
Amortization of deferred policy acquisition costs	1,111	17,011	1,337		95,203
Amortization of goodwill					6,224
Other operating expenses	2,967	17,809	25,226		191,122

Total benefits and expenses	171,695	134,602	64,135		1,192,595

Income before income tax	32,350	12,534	(35,218)		164,211
Income tax expense				55,931	55,931
Cumulative effect of change in accounting principle				(8,341)	(8,341)

Net income					$99,939

	Operating Segment Income for the Nine Months Ended September 30, 2000
	(In Thousands)
	Life Insurance			Specialty Insurance Products
	Individual Life	West Coast	Acquisitions	Dental Benefits	Financial Institutions
Premiums and policy fees	$250,557	$99,939	$101,803	$198,136	$355,686
Reinsurance ceded	(178,942)	(78,426)	(22,151)	(60,069)	(197,362)

Net of reinsurance ceded	71,615	21,513	79,652	138,067	158,324
Net investment income	44,966	66,999	87,992	6,640	33,692
Realized investment gains (losses)
Other income	(2,446)		9	11,028	22,467

Total revenues	114,135	88,512	167,653	155,735	214,483

Benefits and settlement expenses	62,365	64,670	96,691	100,633	99,674
Amortization of deferred policy acquisition costs	22,957	10,120	13,179	4,715	35,371
Amortization of goodwill					1,372
Other operating expenses	(665)	(12,651)	18,635	35,714	52,681

Total benefits and expenses	84,657	62,139	128,505	141,062	189,098

Income before income tax	29,478	26,373	39,148	14,673	25,385
	Retirement Savings and Investment Products
	Stable Value Products	Investment Products	Corporate and Other	Adjustments	Total Consolidated
Premiums and policy fees		$22,858	$89,110		$1,118,089
Reinsurance ceded			(48,394)		(585,344)

Net of reinsurance ceded		22,858	40,716		532,745
Net investment income	$178,850	95,810	(1,988)		512,961
Realized investment gains (losses)	(2,272)	457		$(5,447)	(7,262)
Other income		2,260	5,392		38,710

Total revenues	176,578	121,385	44,120	(5,447)	1,077,154

Benefits and settlement expenses	152,299	78,837	36,460		691,629
Amortization of deferred policy acquisition costs	658	18,298	1,720		107,018
Amortization of goodwill					1,372
Other operating expenses	2,907	13,011	24,684		134,316

Total benefits and expenses	155,864	110,146	62,864		934,335

Income before income tax	20,714	11,239	(18,744)		142,819
Income tax expense				50,504	50,504

Net income					$92,315

	Operating Segment Assets September 30, 2001
	(In Thousands)
	Life Insurance			Specialty Insurance Products
	Individual Life	West Coast	Acquisitions	Dental Benefits	Financial Institutions
Investments and other assets	$1,516,896	$1,734,832	$2,429,131	$192,332	$1,077,983
Deferred policy acquisition costs and goodwill	497,935	315,094	292,569	212,247	165,541

Total assets	$2,014,831	$2,049,926	$2,721,700	$404,579	$1,243,524

	Retirement Savings and Investment Products
	Stable Value Products	Investment Products	Corporate and Other	Total Consolidated
Investments and other assets	$3,995,087	$3,985,603	$1,863,111	$16,794,975
Deferred policy acquisition costs and goodwill	6,899	144,246	(24,118)	1,610,413

Total assets	$4,001,986	$4,129,849	$1,838,993	$18,405,388

	Operating Segment Assets December 31, 2000
	(In Thousands)
	Life Insurance			Specialty Insurance Products
	Individual Life	West Coast	Acquisitions	Dental Benefits	Financial Institutions
Investments and other assets	$1,237,867	$1,576,577	$1,604,854	$192,906	$1,369,915
Deferred policy acquisition costs and goodwill	354,320	276,518	223,430	214,770	150,984

Total assets	$1,592,187	$1,853,095	$1,828,284	$407,676	$1,520,899

	Retirement Savings and Investment Products
	Stable Value Products	Investment Products	Corporate and Other	Total Consolidated
Investments and other assets	$3,340,099	$3,844,168	$428,951	$13,595,337
Deferred policy acquisition costs and goodwill	2,144	127,334	81,711	1,431,211

Total assets	$3,342,243	$3,971,502	$510,662	$15,026,548

NOTE D — STATUTORY REPORTING PRACTICES

        Financial statements prepared in conformity with accounting principles generally accepted in the United States of America (i.e., GAAP) differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. At September 30, 2001, and for the nine months then ended, Protective Life and its life insurance subsidiaries had combined share-owner's equity and a net loss prepared in conformity with statutory reporting practices of $629.2 million and $63.5 million, respectively. The net loss was primarily due to the payment of a reinsurance-ceding commission to coinsure a block of individual life policies from Standard Insurance Company.

        The National Association of Insurance Commissioners ("NAIC") has adopted the Codification of Statutory Accounting Principles ("Codification"). Codification changed statutory accounting rules in several areas and was effective January 1, 2001. The adoption of Codification did not have a material effect on Protective Life's statutory capital.

NOTE E — INVESTMENTS

        As prescribed by Statement of Financial Accounting Standard ("SFAS") No. 115, certain investments are recorded at their market values with the resulting net unrealized gains and losses reduced by a related adjustment to deferred policy acquisition costs, net of income tax, recorded as a component of share-owner's equity. The market values of fixed maturities increase or decrease as interest rates fall or rise. Therefore, although the application of SFAS No. 115 does not affect Protective Life's operations, its reported share-owner's equity will fluctuate significantly as interest rates change.

        Protective Life's balance sheets at September 30, 2001 and December 31, 2000, prepared on the basis of reporting investments at amortized cost rather than at market values, are as follows:

	September 30	December 31
	(In Thousands)
Total investments	$12,483,615	$10,258,809
Deferred policy acquisition costs	1,409,259	1,192,696
All other assets	4,337,685	3,654,604

	$18,230,559	$15,106,109

Deferred income taxes	$109,536	$100,256
All other liabilities	16,319,635	13,424,068

	16,429,171	13,524,324
Share-owner's equity	1,801,388	1,581,785

	$18,230,559	$15,106,109

NOTE F — RECENTLY ISSUED ACCOUNTING STANDARDS

        On January 1, 2001, Protective Life adopted Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities". SFAS No. 133, as amended by SFAS No. 137 and 138, will require Protective Life to record derivative financial instruments, at fair value on the balance sheet. Changes in fair value of a derivative instrument are reported in net income or other comprehensive income, depending on the designated use of the derivative instrument. The adoption of SFAS No. 133 resulted in a cumulative after-tax charge to net income of $8.3 million and a cumulative after-tax increase to other comprehensive income of $4.0 million on January 1, 2001. The charge to net income and increase to other comprehensive income primarily resulted from the recognition of derivative instruments embedded in the Company's corporate bond portfolio. In addition, the charge to net income includes the recognition of the ineffectiveness on existing hedging relationships including the difference in spot and forward exchange rates related to foreign currency swaps used as an economic hedge of foreign-currency-denominated stable value contracts. Prospectively, the adoption of SFAS No. 133 may introduce volatility into Protective Life's reported net income and other comprehensive income depending on future market conditions and Protective Life's hedging activities.

        In September 2000 the Financial Accounting Standards Board ("FASB") issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinquishments of Liabilities, a replacement of SFAS No. 125". SFAS No. 140 revises the standards for accounting for securitizations and other transfers of financial assets. This Statement is effective for transfers and servicing of financial assets and extinquishments of liabilities occurring after March 31, 2001. The adoption of this accounting standard did not have a material effect on Protective Life's financial position or results of operations.

        In June 2001, the FASB issued SFAS Nos. 141, "Business Combinations", and 142, "Goodwill and Other Intangible Assets". SFAS No. 141 requires that business combinations initiated after June 30, 2001, be accounted for using the purchase method. SFAS No. 142 revises the standards for accounting for acquired goodwill and other intangible assets. This statement is effective for fiscal years beginning after December 15, 2001, and effective for any goodwill or intangible asset acquired after June 30, 2001. Protective Life does not expect the adoption of SFAS No. 142 to have a material effect on Protective Life's financial position or results of operations.

        In July 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations". SFAS No. 143 requires that companies record the fair value of a liability for an asset retirement obligation in the period in which the liability is incurred. The Statement is effective for fiscal years beginning after June 15, 2002. Protective Life does not expect the adoption of SFAS No. 143 to have a material effect on Protective Life's financial position or results of operations.

        In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 requires that the same accounting model be used for long-lived assets to be disposed of by sale, whether previously held and used or newly acquired, and expands the use of discontinued operations accounting to include more types of transactions. SFAS No. 144 is effective for fiscal years beginning after December 15, 2001. Protective Life does not expect the adoption of SFAS No. 144 to have a material effect on Protective Life's financial position or results of operations.

NOTE G — DERIVATIVES AND HEDGING ACTIVITIES

        Protective Life utilizes a risk management strategy that incorporates the use of derivative instruments, primarily to reduce its exposure to interest rate risk as well as currency exchange risk.

        Combinations of interest rate swap contracts, options and futures contracts are sometimes used as hedges against changes in interest rates for certain investments, primarily outstanding mortgage loan commitments and mortgage-backed securities. Interest rate swap contracts generally involve the exchange of fixed and variable rate interest payments between two parties, based on a common notional principal amount and maturity date. Interest rate futures generally involve exchange traded contracts to buy or sell treasury bonds and notes in the future at specified prices. Interest rate options represent contracts that allow the holder of the option to receive cash or purchase, sell or enter into a financial instrument at a specified price within a specified period of time. Protective Life uses interest rate swap contracts, caps, and floors to modify the interest characteristics of certain investments. Swap contracts are also used to alter the effective durations of assets and liabilities. Protective Life uses foreign currency swaps to reduce its exposure to currency exchange risk on certain stable value contracts denominated in foreign currencies, primarily the European euro and the British pound.

        Derivative instruments expose Protective Life to credit and market risk. Protective Life minimizes its credit risk by entering into transactions with highly rated counterparties. Protective Life manages the market risk associated with interest rate and foreign exchange contracts by establishing and monitoring limits as to the types and degrees of risk that may be undertaken.

        Protective Life monitors its use of derivatives in connection with its overall asset/liability management programs and procedures. Protective Life's asset/liability committee is responsible for implementing various hedging strategies that are developed through its analysis of data from financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into Protective Life's overall interest rate and currency exchange risk management strategies.

        All derivatives are recognized on the balance sheet at their fair value. On the date the derivative contract is entered into, Protective Life designates the derivative as (1) a hedge of the fair value of a recognized asset or liability or of an unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), or (3) as an other derivative either held for investment purposes or held as a natural hedging instrument designed to act as an economic hedge against the changes in value or cash flows of a hedged item ("other" derivative). Changes in the fair value of a derivative that is highly effective as — and that is designated and qualifies as — a fair-value hedge, along with the loss or gain on the hedged asset or liability that is attributable to the hedged risk (including losses or gains on firm commitments), are recorded in current-period earnings. Changes in the fair value of a derivative that is highly effective as — and that is designated and qualified as — a cash-flow hedge are recorded in other comprehensive income, until earnings are affected by the variability of cash flows. Changes in the fair value of other derivatives are recognized in current earnings and reported in Realized Investment Gains (Losses) — Derivative Financial Instruments in Protective Life's consolidated condensed statements of income.

        Protective Life formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as fair-value or cash-flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Protective Life also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, Protective Life discontinues hedge accounting prospectively, as discussed below.

        Protective Life discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item (including firm commitments or forecasted transactions); (2) the derivative expires or is sold, terminated, or exercised; (3) the derivative is dedesignated as a hedge instrument, because it is unlikely that a forecasted transaction will occur; (4) because a hedged firm commitment no longer meets the definition of a firm commitment; or (5) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

        When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair-value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative will continue to be carried on the balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment will be removed from the balance sheet and recognized as a gain or loss in current-period earnings. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in earnings. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current-period earnings.

Fair-Value Hedges

        Protective Life has designated, as a fair value hedge, callable interest rate swaps used to modify the interest characteristics of certain stable value contracts. In assessing hedge effectiveness, Protective Life excludes the embedded call option's time value component from each derivative's total gain or loss. For the nine months ended September 30, 2001, total measured ineffectiveness for the fair value hedging relationships was insignificant while the excluded time value component resulted in a pre-tax gain of $1.2 million. Both the measured ineffectiveness and the excluded time value component are reported in Realized Investment Gains (Losses) — Derivative Financial Instruments in Protective Life's consolidated condensed statements of income.

Cash-Flow Hedges

        Protective Life has not designated any hedging relationships as a cash flow hedge.

Other Derivatives

        Protective Life uses certain interest rate swaps, caps, floors, options and futures contracts as economic hedges against the changes in value or cash flows of outstanding mortgage loan commitments and certain owned investments of Protective Life. For the nine months ended September 30, 2001, Protective Life recognized total pre-tax gains of $5.7 million representing the change in fair value of these derivative instruments.

        On its foreign currency swaps, Protective Life recognized a $0.9 million pre-tax loss for the first nine months of fiscal 2001 while recognizing a $6.1 million foreign exchange pre-tax gain on the related foreign-currency-denominated stable value contracts. The net gain primarily results from the difference in the forward and spot exchange rates used to revalue the currency swaps and the stable value contracts, respectively. This net gain is reflected in Realized Investment Gains (Losses) — Derivative Financial Instruments in Protective Life's consolidated condensed statements of income.

        Protective Life has entered into asset swap arrangements to effectively sell the equity options embedded in owned convertible bonds in exchange for a interest rate swap that converts the remaining host bond to a variable rate instrument. For the nine months ended September 30, 2001, Protective Life recognized a $12.0 million pre-tax gain for the change in the asset swaps' fair value and recognized a $17.2 million pre-tax loss to separately record the embedded equity options at fair value.

NOTE H — COMPREHENSIVE INCOME

        The following table sets forth Protective Life's comprehensive income for the periods shown:

	Three Months Ended September 30		Nine Months Ended September 30
	2001	2000	2001	2000
Net income	$38,545	$31,488	$99,939	$92,315
Increase in net unrealized gains on investments (net of income tax: three months: 2001 — $58,125; 2000 — $39,584 nine months: 2001 — $83,247; 2000 — $32,645)	107,946	73,513	154,601	60,626
Reclassification adjustment for amounts included in net income (net of income tax: three months: 2001 — $3,815; 2000 — $2,426 nine months: 2001 — $3,477; 2000 — $2,745)	7,085	4,506	6,457	5,097
Transition adjustment on derivative financial instruments (net of income tax: nine months: 2001 — $2,127)			3,951

Comprehensive income	$153,576	$109,507	$264,948	$158,038

NOTE I — SUPPLEMENTAL CASH FLOW INFORMATION

        The following table sets forth supplemental cash flow information for the periods presented below:

	Nine Months Ended September 30
	2001	2000
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the period:
Interest on debt	$921	$2,447
Income taxes	431	12,383
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Reduction of principal on note from ESOP	342	307
Acquisitions and bulk reinsurance assumptions
Assets acquired, net of cash	658,200	496,221
Liabilities assumed	(795,954)	(345,318)
Equity from subsidiary transfer	(7,772)

Net	$(145,526)	$150,903

NOTE J — ACQUISITION

        On October 1, 2001, PLC announced that Protective Life had completed the acquisition of the stock of Inter-State Assurance Company and First Variable Life Insurance Company from Ilona Financial Group, Inc., a subsidiary of Irish Life & Permanent plc of Dublin, Ireland. The purchase price was approximately $250 million. The companies' business primarily consists of universal life insurance products and fixed and variable annuities, representing approximately 170,000 policies, $160 million of annual premiums, and $1.6 billion of reserves.

NOTE K — RECLASSIFICATIONS

        Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income, total assets, or share-owner's equity.

NOTE L — PENDING SALE OF DENTAL BENEFITS DIVISION

        On July 10, 2001, PLC announced that it had entered into an agreement to sell substantially all of its Dental Benefits Division to Fortis, Inc. for approximately $300 million. Substantially all of the Dental Benefits Division is owned by Protective Life. Protective Life anticipates that the transaction will close in December 2001, and will be accounted for as discontinued operations. The transaction is subject to regulatory approval and certain customary closing conditions. Protective Life will realize a pretax gain on the sale, but will incur income tax expense and exit costs that currently are estimated to result in a loss after income tax of approximately $23.9 million. Protective Life will also discontinue other health insurance lines that are operated by the Dental Benefits Division, but are currently reported in the Corporate and Other segment. These other health insurance lines reported a loss in the second quarter of 2001 of approximately $16.0 million due to reserve strengthening.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Directors and Share Owner
Protective Life Insurance Company
Birmingham, Alabama

        In our opinion, the consolidated financial statements listed in the index on page F-1 of this Form S-6 present fairly, in all material respects, the financial position of Protective Life Insurance Company and Subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the index on page F-1 present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Birmingham, Alabama
March 1, 2001

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands)

	Year Ended December 31
	2000	1999	1998
REVENUES
Premiums and policy fees	$1,545,969	$1,137,256	$1,027,340
Reinsurance ceded	(822,450)	(538,033)	(459,215)

Net of reinsurance ceded	723,519	599,223	568,125
Net investment income	696,937	623,231	603,795
Realized investment gains (losses)	(14,599)	4,760	2,136
Other income	51,202	27,102	20,201

	1,457,059	1,254,316	1,194,257

BENEFITS AND EXPENSES
Benefits and settlement expenses (net of reinsurance ceded: 2000 — $538,291; 1999 — $344,474; 1998 — $330,494)	924,210	771,527	730,496
Amortization of deferred policy acquisition costs	149,574	104,913	111,188
Amortization of goodwill	3,867
Other operating expenses (net of reinsurance ceded: 2000 — $223,498; 1999 — $150,570; 1998 — $166,375)	187,302	176,439	172,228

	1,264,953	1,052,879	1,013,912

INCOME BEFORE INCOME TAX	192,106	201,437	180,345
INCOME TAX EXPENSE
Current	15,491	47,504	48,237
Deferred	52,580	25,675	14,925

	68,071	73,179	63,162

NET INCOME	$124,035	$128,258	$117,183

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except per share amounts)

	December 31
	2000	1999
ASSETS
Investments:
Fixed maturities, at market (amortized cost: 2000 — $7,463,700; 1999 — $6,546,798)	$7,390,110	$6,304,554
Equity securities, at market (cost: 2000 — $44,450; 1999 — $32,092)	41,792	30,696
Mortgage loans on real estate	2,268,224	1,946,690
Investment real estate, net of accumulated depreciation (2000 — $1,226; 1999 — $1,014)	12,566	15,582
Policy loans	230,527	232,126
Other long-term investments	66,646	39,943
Short-term investments	172,699	81,171

Total investments	10,182,564	8,650,762
Cash	33,517
Accrued investment income	121,996	101,120
Accounts and premiums receivable, net of allowance for uncollectible amounts (2000 — $2,195; 1999 — $2,540)	72,189	45,852
Reinsurance receivables	1,099,574	859,684
Deferred policy acquisition costs	1,189,380	1,011,524
Goodwill, net	241,831
Property and equipment, net	51,166	49,002
Other assets	120,874	27,712
Receivable from related parties	4,768	13,059
Assets related to separate accounts
Variable Annuity	1,841,439	1,778,618
Variable Universal Life	63,504	40,293
Other	3,746	3,517

	$15,026,548	$12,581,143

LIABILITIES
Policy liabilities and accruals:
Future policy benefits and claims	$5,033,397	$4,566,426
Unearned premiums	935,605	507,659

Total policy liabilities and accruals	5,969,002	5,074,085
Stable value investment contract deposits	3,177,863	2,680,009
Annuity deposits	1,916,894	1,639,231
Other policyholders' funds	125,336	116,815
Other liabilities	324,901	293,862
Accrued income taxes	(10,932)	(25,833)
Deferred income taxes	72,065	(32,335)
Note payable	2,315	2,338
Indebtedness to related parties	10,000	14,000
Liabilities related to separate accounts
Variable Annuity	1,841,439	1,778,618
Variable Universal Life	63,504	40,293
Other	3,746	3,517

Total liabilities	13,496,133	11,584,600

COMMITMENTS AND CONTINGENT LIABILITIES — NOTE G
SHARE-OWNER'S EQUITY
Preferred Stock, $1.00 par value, shares authorized and issued: 2,000, liquidation preference $2,000	2	2
Common Stock, $1.00 par value, shares authorized and issued: 5,000,000	5,000	5,000
Additional paid-in capital	632,805	327,992
Note receivable from PLC Employee Stock Ownership Plan	(4,841)	(5,148)
Retained earnings	948,819	814,777
Accumulated other comprehensive income
Net unrealized gains (losses) on investments (net of income tax: 2000 — $(27,661); 1999 — $(78,658))	(51,370)	(146,080)

Total share-owner's equity	1,530,415	996,543

	$15,026,548	$12,581,143

See notes to consolidated financial statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHARE-OWNER'S EQUITY

(Dollars in thousands, except per share amounts)

	Preferred Stock	Common Stock	Additional Paid-In Capital	Note Receivable From PLC ESOP	Retained Earnings	Net Unrealized Gains (Losses) on Investments	Total Share-Owner's Equity
Balance, December 31, 1997	$2	$5,000	$327,992	$(5,378)	$629,436	$61,727	$1,018,779

Net income for 1998					117,183		117,183
Decrease in net unrealized gains on investments (net of income tax — $(2,844))						(5,281)	(5,281)
Reclassification adjustment for amounts included in net income (net of income tax: $(747))						(1,389)	(1,389)

Comprehensive income for 1998							110,513

Common dividends ($12 per share)					(60,000)		(60,000)
Preferred dividends ($50 per share)					(100)		(100)
Decrease in note receivable from PLC ESOP				179			179

Balance, December 31, 1998	2	5,000	327,992	(5,199)	686,519	55,057	1,069,371

Net income for 1999					128,258		128,258
Decrease in net unrealized gains on investments (net of income tax — $(106,638))						(198,043)	(198,043)
Reclassification adjustment for amounts included in net income (net of income tax: $(1,666))						(3,094)	(3,094)

Comprehensive loss for 1999							(72,879)

Decrease in note receivable from PLC ESOP				51			51

Balance, December 31, 1999	2	5,000	327,992	(5,148)	814,777	(146,080)	996,543
Net income for 2000					124,035		124,035
Decrease in net unrealized losses on investments (net of income tax — $45,887)						85,221	85,221
Reclassification adjustment for amounts included in net income (net of income tax — $5,110)						9,489	9,489

Comprehensive income for 2000							218,745

Capital contribution			81,000				81,000
Transfer of subsidiaries from PLC (see Note A)			223,813		10,007		233,820
Decrease in note receivable from PLC ESOP				307			307

Balance, December 31, 2000	$2	$5,000	$632,805	$(4,841)	$948,819	$(51,370)	$1,530,415

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	December 31
	2000	1999	1998
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$124,035	$128,258	$117,183
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment (gains) losses	14,599	(4,760)	(2,136)
Amortization of deferred policy acquisition costs	149,574	104,913	111,188
Amortization of goodwill	3,867
Capitalization of deferred policy acquisition costs	(338,685)	(239,483)	(192,838)
Depreciation expense	9,581	10,513	7,110
Deferred income taxes	55,161	24,234	14,925
Accrued income taxes	13,265	(14,841)	(11,933)
Interest credited to universal life and investment products	766,004	331,746	352,721
Policy fees assessed on universal life and investment products	(197,581)	(165,818)	(139,689)
Change in accrued investment income and other receivables	(160,488)	(119,183)	(159,362)
Change in policy liabilities and other policyholder funds of traditional life and health products	508,454	215,201	322,464
Change in other liabilities	1,809	67,552	(19,771)
Other (net)	(34,626)	(5,526)	(22,634)

Net cash provided by operating activities	914,969	332,806	377,228

CASH FLOWS FROM INVESTING ACTIVITIES
Maturities and principal reduction of investments:
Investments available for sale	12,828,276	9,973,742	10,445,407
Other	133,814	243,280	198,559
Sale of investments:
Investment available for sale	810,716	537,343	1,080,265
Other	5,222	267,892	155,906
Cost of investments acquired:
Investments available for sale	(14,384,625)	(10,625,354)	(11,505,098)
Other	(463,909)	(864,100)	(662,350)
Acquisitions and bulk reinsurance assumptions	(141,040)	46,508
Purchase of property and equipment	(5,085)	(18,075)	(13,077)
Sale of property and equipment		151

Net cash used in investing activities	(1,216,631)	(438,613)	(300,388)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under line of credit arrangements and long-term debt	2,197,800	4,351,177	1,975,800
Capital contribution from PLC	81,000
Principal payments on line of credit arrangements and long-term debt	(2,197,823)	(4,351,203)	(1,973,437)
Principal payment on surplus note to PLC	(4,000)	(4,000)	(2,000)
Dividends to share owner			(60,100)
Investment product deposits and change in universal life deposits	1,811,484	1,300,736	981,124
Investment product withdrawals	(1,553,282)	(1,190,903)	(1,037,424)

Net cash provided by (used in) financing activities	335,179	105,807	(116,037)

INCREASE(DECREASE) IN CASH	33,517	0	(39,197)
CASH AT BEGINNING OF YEAR	0	0	39,197

CASH AT END OF YEAR	$33,517	$0	$0

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year:
Interest on debt	$3,310	$5,611	$8,338
Income taxes	$25,638	$56,192	$57,429
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Reduction of principal on note from ESOP	$307	$51	$179
Acquisitions, related reinsurance transactions and subsidiary transfer
Assets acquired	$759,067	$12,502	$247,894
Liabilities assumed	(384,207)	(12,502)	(380,405)
Equity from subsidiary transfer (see Note A)	(233,820)	0	0

Net	$141,040	$0	$(132,511)

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

        The accompanying consolidated financial statements of Protective Life Insurance Company and subsidiaries (Protective) are prepared on the basis of accounting principles generally accepted in the United States of America. Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities. (See also Note B.)

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses. Actual results could differ from these estimates.

    Entities Included

        The consolidated financial statements include the accounts, after intercompany eliminations, of Protective Life Insurance Company and its wholly-owned subsidiaries. Protective is a wholly-owned subsidiary of Protective Life Corporation (PLC), an insurance holding company.

        On October 1, 2000, PLC transferred its ownership of twenty companies (that market prepaid dental products) to Protective. This transfer was accounted for in a manner similar to that in pooling-of-interests accounting, which resulted in the assets and liabilities of these companies being transferred at amounts equal to PLC's bases (including approximately $200 million of goodwill). In addition, Protective's share-owner's equity was adjusted by an amount equal to the companies' share-owner's equity at October 1, 2000. The results of operations of these companies have been included in the accompanying financial statements since the effective date of the transfer.

    Nature of Operations

        Protective provides financial services through the production, distribution, and administration of insurance and investment products. Protective markets individual life insurance, indemnity and prepaid dental products, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. Protective also maintains a separate division devoted exclusively to the acquisition of insurance policies from other companies.

        The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, and other factors.

    Recently Issued Accounting Standards

        In 1999, Protective adopted Statement of Financial Accounting Standards (SFAS) No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," and Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance Related Assessments" issued by the American Institute of Certified Public Accountants. The adoption of these accounting standards did not have a material effect on PLC's or Protective's financial statements.

        The Financial Accounting Standards Board (FASB) has issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Effective January 1, 2001, SFAS No. 133 (as amended by SFAS Nos. 137 and 138) requires Protective to record derivative financial instruments, including certain derivative instruments embedded in other contracts, on its balance sheet and to carry such derivatives at fair value. Derivatives that are not designated to be part of a qualifying hedging relationship must be adjusted to fair value each period through net income. If the derivative is a hedge, its change in fair value is either offset against the change in fair value of the hedged item through net income or recorded in share-owners' equity until the hedged item is recognized in net income. The fair value of derivatives increases or decreases as interest rates and general economic conditions change. The adoption of SFAS No. 133 on January 1, 2001, will result in a cumulative after-tax charge to net income of approximately $8.3 million and a cumulative after-tax increase to other comprehensive income of approximately $4.0 million in the first quarter of fiscal 2001. The adoption will also impact assets and liabilities recorded on the balance sheet. Prospectively, the adoption may introduce volatility into Protective's reported net income and other comprehensive income depending on future market conditions and Protective's hedging activities.

        In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of SFAS No. 125." SFAS No. 140 revises the standards of accounting for securitizations and other transfers of financial assets. This statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001.

    Investments

        Protective has classified all of its investments in fixed maturities, equity securities, and short-term investments as "available for sale."

        Investments are reported on the following bases less allowances for uncollectible amounts on investments, if applicable:

  •
  Fixed maturities (bonds, and redeemable preferred stocks) — at current market value. Where market values are unavailable, Protective obtains estimates from independent pricing services or estimates market value based upon a comparison to quoted issues of the same issuer or issues of other issuers with similar terms and risk characteristics.

  •
  Equity securities (common and nonredeemable preferred stocks) — at current market value.

  •
  Mortgage loans — at unpaid balances, adjusted for loan origination costs, net of fees, and amortization of premium or discount.

  •
  Investment real estate — at cost, less allowances for depreciation computed on the straight-line method. With respect to real estate acquired through foreclosure, cost is the lesser of the loan balance plus foreclosure costs or appraised value.

  •
  Policy loans — at unpaid balances.

  •
  Other long-term investments — at a variety of methods similar to those listed above, as deemed appropriate for the specific investment.

  •
  Short-term investments — at cost, which approximates current market value.

        Substantially all short-term investments have maturities of three months or less at the time of acquisition and include approximately $0.6 million in bank deposits voluntarily restricted as to withdrawal.

        As prescribed by SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," certain investments are recorded at their market values with the resulting unrealized gains and losses reduced by a related adjustment to deferred policy acquisition costs, net of income tax, reported as a component of share-owner's equity. The market values of fixed maturities increase or decrease as interest rates fall or rise. Therefore, although the adoption of SFAS No. 115 does not affect Protective's operations, its reported share-owner's equity will fluctuate significantly as interest rates change.

        Protective's balance sheets at December 31, prepared on the basis of reporting investments at amortized cost rather than at market values, are as follows:

	2000	1999
Total investments	$10,258,809	$8,894,426
Deferred policy acquisition costs	1,192,696	992,518
All other assets	3,654,604	2,918,857

	$15,106,109	$12,805,801

Deferred income taxes	$100,256	$46,243
All other liabilities	13,424,068	11,616,935

	13,524,324	11,663,178
Share-owner's equity	1,581,785	1,142,623

	$15,106,109	$12,805,801

        Realized gains and losses on sales of investments are recognized in net income using the specific identification basis.

    Derivative Financial Instruments

        Combinations of interest rate swap contracts, options, and futures contracts are sometimes used as hedges against changes in interest rates for certain investments, primarily outstanding mortgage loan commitments, mortgage loans, and mortgage-backed securities, and liabilities arising from interest-sensitive products. Realized gains and losses on certain contracts are deferred and amortized over the life of the hedged asset or liability, and such amortization is recorded in investment income or interest expense. Any unamortized gain or loss is recorded as a realized investment gain or loss upon the early termination of a hedged asset or liability, or when the anticipated transaction is no longer likely to occur. No realized gains or losses were deferred in 2000 and 1999.

        Protective accounts for certain interest rate swaps designated as hedges of available-for-sale securities on a mark-to-market basis. The accrual of interest payable or receivable on these interest rate swaps is reported in investment income. Changes in the market values of these interest rate swaps, exclusive of net interest accruals, are reported in other comprehensive income on a net-of-tax basis.

        Protective uses interest rate swap contracts, swaptions (options to enter into interest rate swap contracts), caps and floors to convert certain investments from a variable to a fixed rate of interest and from a fixed rate to a variable rate of interest. Swap contracts are also used to alter the effective durations of assets and liabilities. Amounts paid or received related to the initiation of certain interest rate swap contracts, swaptions, caps, and floors are deferred and amortized over the life of the related financial instrument, and subsequent periodic settlements are recorded in investment income or interest expense. Gains or losses on contracts terminated upon the early termination of the related financial instrument are recorded as realized investment gains or losses. Amounts paid and received related to the initiation of interest rate swap contracts, swaptions, caps and floors were $1.3 million and $1.1 million, respectively, in 2000. Amounts paid were $1.4 million and $1.0 million in 1999 and 1998, respectively. No amounts were received in 1999 and 1998.

        Protective utilizes foreign currency swaps as hedges of the foreign currency exchange risk associated with its obligations under certain stable value contracts denominated in foreign currencies. Gains and losses are recognized on the currency swaps to the extent of changes in spot exchange rates since inception of the contracts.

        At December 31, 2000, contracts with a notional amount of $2,424.3 million were in a $13.0 million net unrealized loss position. At December 31, 1999, contracts with a notional amount of $1,328.9 million were in a $2.1 million net unrealized gain position. Protective recognized realized investment gains related to derivative financial instruments of $4.5 million and $3.8 million in 2000 and 1999, respectively.

        Protective's derivative financial instruments are with highly rated counterparties.

    Cash

        Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. Protective has deposits with certain financial institutions which exceed federally insured limits. Protective has reviewed the credit worthiness of these financial institutions and believes there is minimal risk of a material loss.

    Property and Equipment

        Property and equipment are reported at cost. Protective primarily uses the straight-line method of depreciation based upon the estimated useful lives of the assets. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

        Property and equipment consisted of the following at December 31:

	2000	1999
Home office building	$41,184	$40,524
Other, principally furniture and equipment	66,484	54,412

	107,668	94,936
Accumulated depreciation	56,502	45,934

	$51,166	$49,002

    Separate Accounts

        The assets and liabilities related to separate accounts in which Protective does not bear the investment risk are valued at market and reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements.

    Revenues and Benefits Expense

  •
  Traditional Life, Health, and Credit Insurance Products — Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits and include whole life insurance policies, term and term-like life insurance policies, limited-payment life insurance policies, and certain annuities with life contingencies. Life insurance and immediate annuity premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

  Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on Protective's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions are graded and range from 2.5% to 7.0%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to Protective and claims incurred but not yet reported. Policy claims are charged to expense in the period that the claims are incurred.

        Activity in the liability for unpaid claims is summarized as follows:

	2000	1999	1998
Balance beginning of year	$120,575	$90,332	$106,121
Less reinsurance	47,661	20,019	18,673

Net balance beginning of year	72,914	70,313	87,448

Incurred related to:
Current year	311,633	311,002	288,015
Prior year	(4,489)	(5,574)	(10,198)

Total incurred	307,144	305,428	277,817

Paid related to:
Current year	241,566	264,298	236,001
Prior year	60,972	40,197	58,951

Total paid	302,538	304,495	294,952

Other changes:
Acquisitions and reserve transfers	6,623	1,668	0

Net balance end of year	84,143	72,914	70,313
Plus reinsurance	25,830	47,661	20,019

Balance end of year	$109,973	$120,575	$90,332

  •
  Universal Life and Investment Products — Universal life and investment products include universal life insurance, guaranteed investment contracts, deferred annuities, and annuities without life contingencies. Revenues for universal life and investment products consist of policy fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 3.6% to 9.4% in 2000.

        Protective's accounting policies with respect to variable universal life and variable annuities are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at market and reported as components of assets and liabilities related to separate accounts.

    Deferred Policy Acquisition Costs

        Commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products that vary with and are primarily related to the production of new business have been deferred. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization. Under SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments,"' Protective makes certain assumptions regarding the mortality, persistency, expenses, and interest rates it expects to experience in future periods. These assumptions are to be best estimates and are to be periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, relating to SFAS No. 115, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with Protective's universal life and investment products had been realized.

        The cost to acquire blocks of insurance representing the present value of future profits from such blocks of insurance is also included in deferred policy acquisition costs. Protective amortizes the present value of future profits over the premium payment period, including accrued interest of up to approximately 8%. The unamortized present value of future profits for all acquisitions was approximately $343.6 million and $340.6 million at December 31, 2000 and 1999, respectively. During 2000 $47.3 million of present value of future profits was capitalized (relating to acquisitions made during the year) and $44.3 million was amortized. During 1999 $13.3 million of present value of future profits was capitalized, and $43.0 million was amortized.

    Goodwill

        Goodwill is being amortized straight-line over periods ranging from 20 to 40 years. Goodwill at December 31, 2000, is as follows:

Goodwill	$260,773
Accumulated amortization	18,942

$241,831

        Protective periodically evaluates the recoverability of its goodwill by comparing expected future cash flows to the amount of unamortized goodwill. If this evaluation were to indicate the unamortized goodwill is impaired, the goodwill would be reduced to an amount representing the present value of applicable estimated future cash flows.

    Income Taxes

        Protective uses the asset and liability method of accounting for income taxes. Income tax provisions are generally based on income reported for financial statement purposes. Deferred federal income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the deferral of policy acquisition costs and the provision for future policy benefits and expenses.

    Reclassifications

        Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income, total assets, or share-owner's equity.

NOTE B — RECONCILIATION WITH STATUTORY REPORTING PRACTICES

        Financial statements prepared in conformity with accounting principals generally accepted in the United States of America differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are as follows: (a) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred; (b) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions; (c) deferred income taxes are provided for temporary differences between financial and taxable earnings; (d) the Asset Valuation Reserve and Interest Maintenance Reserve are restored to share-owner's equity; (e) furniture and equipment, agents' debit balances, and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted assets); (f) certain items of interest income, such as mortgage and bond discounts, are amortized differently; and (g) bonds are recorded at their market values instead of amortized cost.

        The reconciliations of net income and share-owner's equity prepared in conformity with statutory reporting practices to that reported in the accompanying consolidated financial statements are as follows:

	Net Income			Share-Owner's Equity
	2000	1999	1998	2000	1999	1998
In conformity with statutory reporting practices:(1)	$66,694	$75,114	$147,077	$628,274	$567,634	$531,956
Additions (deductions) by adjustment:
Deferred policy acquisition costs, net of amortization	157,617	120,644	68,155	1,189,380	1,011,524	841,425
Deferred income tax	(52,580)	(25,675)	(14,925)	(72,065)	32,335	(51,735)
Asset Valuation Reserve				103,853	41,104	66,922
Interest Maintenance Reserve	(3,540)	(226)	(1,355)	9,715	19,328	15,507
Nonadmitted items				97,447	51,350	42,835
Other timing and valuation adjustments	(43,757)	72,527	(76,214)	(204,985)	(467,130)	(282,480)
Noninsurance affiliates	21,276	20,698	18,171
Consolidation elimination	(21,675)	(134,824)	(23,726)	(221,204)	(259,602)	(95,059)

In conformity with generally accepted accounting principles	$124,035	$128,258	$117,183	$1,530,415	$996,543	$1,069,371

(1)	Consolidated

        As of December 31, 2000, Protective and its insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a market value of approximately $83.6 million.

        The National Association of Insurance Commissioners has adopted the Codification of Statutory Accounting Principles (Codification). Codification changes current statutory accounting rules in several areas and is effective January 1, 2001. Although Protective has not estimated the potential effect, it does not believe Codification will have a material effect on the financial position, results of operations, or liquidity of Protective.

NOTE C — INVESTMENT OPERATIONS

        Major categories of net investment income for the years ended December 31 are summarized as follows:

	2000	1999	1998
Fixed maturities	$531,887	$466,957	$463,416
Equity securities	2,532	775	905
Mortgage loans	177,917	172,027	158,461
Investment real estate	2,027	1,949	1,224
Policy loans	14,977	15,994	12,346
Other, principally short-term investments	15,491	20,244	16,536

	744,831	677,946	652,888
Investment expenses	47,894	54,715	49,093

	$696,937	$623,231	$603,795

        Realized investment gains (losses) for the years ended December 31 are summarized as follows:

	2000	1999	1998
Fixed maturities	$(14,896)	$13,049	$4,374
Equity securities	1,685	(3,371)	(4,465)
Mortgage loans and other investments	(1,388)	(4,918)	2,227

	$(14,599)	$4,760	$2,136

        Protective recognizes permanent impairments through changes to an allowance for uncollectible amounts on investments. The allowance totaled $21.8 million at December 31, 2000 and $21.1 million at December 31, 1999. Additions and reductions to the allowance are included in realized investment gains (losses). Without such additions/reductions, Protective had net realized investment losses of $13.9 million in 2000, net realized investment gains of $1.7 million in 1999, and net realized investment gains of $3.2 million in 1998.

        In 2000, gross gains on the sale of investments available for sale (fixed maturities, equity securities and short-term investments) were $21.2 million and gross losses were $34.4 million. In 1999, gross gains were $48.8 million and gross losses were $33.6 million. In 1998, gross gains were $32.3 million and gross losses were $32.5 million.

        The amortized cost and estimated market values of Protective's investments classified as available for sale at December 31 are as follows:

2000	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed securities	$2,915,813	$49,372	$33,173	$2,932,012
United States Government and authorities	95,567	2,662	0	98,229
States, municipalities, and political subdivision	88,222	3,408	0	91,630
Public utilities	631,698	7,803	5,591	633,910
Convertibles and bonds with warrants	69,013	11,277	12,145	68,145
All other corporate bonds	3,662,586	49,536	146,732	3,565,390
Redeemable preferred stocks	801	0	7	794

	7,463,700	124,058	197,648	7,390,110
Equity securities	44,450	2,761	5,419	41,792
Short-term investments	172,699	0	0	172,699

	$7,680,849	$126,819	$203,067	$7,604,601

1999	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed securities	$2,619,918	$18,491	$101,150	$2,537,259
United States Government and authorities	154,954	138	1,257	153,835
States, municipalities, and political subdivisions	27,254	7	295	26,966
Public utilities	537,834	301	14,690	523,445
Convertibles and bonds with warrants	693	0	155	538
All other corporate bonds	3,204,963	5,938	149,591	3,061,310
Redeemable preferred stocks	1,182	19	0	1,201

	6,546,798	24,894	267,138	6,304,554
Equity securities	32,092	644	2,040	30,696
Short-term investments	81,171	0	0	81,171

	$6,660,061	$25,538	$269,178	$6,416,421

        The amortized cost and estimated market values of fixed maturities at December 31, by expected maturity, are shown as follows. Expected maturities are derived from rates of prepayment that may differ from actual rates of prepayment.

2000	Amortized Cost	Estimated Market Values
Due in one year or less	$508,619	$505,081
Due after one year through five years	3,946,183	3,930,126
Due after five years through ten years	2,125,817	2,108,270
Due after ten years	883,081	846,633

	$7,463,700	$7,390,110

1999	Amortized Cost	Estimated Market Values
Due in one year or less	$322,576	$322,074
Due after one year through five years	2,926,510	2,877,029
Due after five years through ten years	2,161,638	2,058,897
Due after ten years	1,136,074	1,046,554

	$6,546,798	$6,304,554

        At December 31, 2000 and 1999, Protective had bonds which were rated less than investment grade of $226.5 million and $243.6 million, respectively, having an amortized cost of $306.0 million and $293.1 million, respectively. At December 31, 2000, approximately $70.1 million of the bonds rated less than investment grade were securities issued in company-sponsored commercial mortgage loan securitizations. Approximately $1,160.5 million of bonds are not publicly traded.

        The change in unrealized gains (losses), net of income tax on fixed maturity and equity securities for the years ended December 31 is summarized as follows:

	2000	1999	1998
Fixed maturities	$109,625	$(217,901)	$(21,705)
Equity securities	(820)	973	4,605

        At December 31, 2000, all of Protective's mortgage loans were commercial loans of which 76% were retail, 11% were apartments, 6% were office buildings, and 5% were warehouses, and 2% other. Protective specializes in making mortgage loans on either credit-oriented or credit-anchored commercial properties, most of which are strip shopping centers in smaller towns and cities. No single tenant's leased space represents more than 5% of mortgage loans. Approximately 75% of the mortgage loans are on properties located in the following states listed in decreasing order of significance: Texas, Tennessee, Georgia, Florida, Alabama, South Carolina, Virginia, North Carolina, Mississippi, Washington, Ohio, and Kentucky.

        Many of the mortgage loans have call provisions after 3 to 10 years. Assuming the loans are called at their next call dates, approximately $121.3 million would become due in 2001, $595.5 million in 2002 to 2005, and $282.6 million in 2006 to 2010, and $21.4 million thereafter.

        At December 31, 2000, the average mortgage loan was approximately $2.3 million, and the weighted average interest rate was 7.8%. The largest single mortgage loan was $19.0 million.

        At December 31, 2000 and 1999, Protective's problem mortgage loans (over ninety days past due) and foreclosed properties totaled $20.6 million and $22.9 million, respectively. Since Protective's mortgage loans are collateralized by real estate, any assessment of impairment is based upon the estimated fair value of the real estate. Based on Protective's evaluation of its mortgage loan portfolio, Protective does not expect any material losses on its mortgage loans.

        Certain investments with a carrying value of $4.7 million were non-income producing for the twelve months ended December 31, 2000.

        Policy loan interest rates generally range from 4.0% to 8.0%.

NOTE D — FEDERAL INCOME TAXES

        Protective's effective income tax rate varied from the maximum federal income tax rate as follows:

	2000	1999	1998
Statutory federal income tax rate applied to pretax income	35.0%	35.0%	35.0%
Dividends received deduction and tax-exempt interest	(0.6)	(0.1)	(0.1)
Low-income housing credit	(0.4)	(0.5)	(0.5)
Other	0.2	0.3	0.1
State income taxes	1.2	1.6	0.5

Effective income tax rate	35.4%	36.3%	35.0%

        The provision for federal income tax differs from amounts currently payable due to certain items reported for financial statement purposes in periods which differ from those in which they are reported for income tax purposes.

        Details of the deferred income tax provision for the years ended December 31 are as follows:

	2000	1999	1998
Deferred policy acquisition costs	$44,815	$46,175	$60,746
Benefits and other policy liability changes	10,969	(27,158)	(41,268)
Temporary differences of investment income	(3,333)	6,655	(3,491)
Other items	129	3	(1,062)

	$52,580	$25,675	$14,925

        The components of Protective's net deferred income tax liability as of December 31 were as follows:

	2000	1999
Deferred income tax assets:
Policy and policyholder liability reserves	$205,815	$217,642
Other	1,959	2,088

	207,774	219,730

Deferred income tax liabilities:
Deferred policy acquisition costs	302,631	257,816
Unrealized losses on investments	(22,792)	(70,421)

	279,839	187,395

Net deferred income tax liability	$72,065	$(32,335)

        Under pre-1984 life insurance company income tax laws, a portion of Protective's gain from operations which was not subject to current income taxation was accumulated for income tax purposes in a memorandum account designated as Policyholders' Surplus. The aggregate accumulation in this account at December 31, 2000 was approximately $70.5 million. Should the accumulation in the Policyholders' Surplus account exceed certain stated maximums, or should distributions including cash dividends be made to PLC in excess of approximately $882 million, such excess would be subject to federal income taxes at rates then effective. Deferred income taxes have not been provided on amounts designated as Policyholders' Surplus. Under current income tax laws, Protective does not anticipate paying income tax on amounts in the Policyholders' Surplus accounts.

        Protective's income tax returns are included in the consolidated income tax returns of PLC. The allocation of income tax liabilities among affiliates is based upon separate income tax return calculations.

NOTE E — DEBT

        Under revolving line of credit arrangements with several banks, PLC can borrow up to $125 million on an unsecured basis. These lines of credit arrangements contain, among other provisions, requirements for maintaining certain financial ratios, and restrictions on indebtedness incurred by PLC's subsidiaries including Protective. Additionally, PLC, on a consolidated basis, cannot incur debt in excess of 50% of its total capital. At December 31, 2000, PLC had no borrowings outstanding under these credit arrangements.

        Protective has arranged sources of credit to temporarily fund scheduled investment commitments. Protective expects that the rate received on its investments will equal or exceed its borrowing rate. Protective had no such temporary borrowings outstanding at December 31, 2000 and 1999. Also, Protective has a mortgage note on investment real estate amounting to approximately $2.3 million that matures in 2003.

        Included in indebtedness to related parties is a surplus debenture issued by Protective to PLC. At December 31, 2000, the balance of the surplus debenture was $10.0 million. The debenture matures in 2003 and has an interest rate of 8.5%.

        Protective routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

        Interest expense on debt totaled $3.8 million, $5.1 million, and $8.3 million in 2000, 1999, and 1998, respectively.

NOTE F — RECENT ACQUISITIONS

        In October 1998 Protective coinsured a block of life insurance policies from Lincoln National Corporation. The policies represent the payroll deduction business originally marketed and underwritten by Aetna. In September 1999, Protective recaptured a block of credit life and disability policies which it had previously ceded.

        In January 2000, Protective acquired the Lyndon Insurance Group (Lyndon). The assets acquired included $47.3 million of present value of future profits and $41.4 million of goodwill.

        These transactions have been accounted for as purchases, and the results of the transactions have been included in the accompanying financial statements since their respective effective dates.

        Summarized below are the consolidated results of operations for 1999, on an unaudited pro forma basis, as if the Lyndon acquisition had occurred as of January 1, 1999. The pro forma information is based on Protective's consolidated results of operations for 1999, and on data provided by Lyndon, after giving effect to certain pro forma adjustments. The pro forma financial information does not purport to be indicative of results of operations that would have occurred had the transaction occurred on the basis assumed above nor are they indicative of results of the future operations of the combined enterprises.

1999
(unaudited)
Total revenues	$1,353,850
Net income	$136,923

        On January 19, 2001, Protective coinsured a block of individual life insurance policies with approximately $80 million of annual premium and $725 million of policy liabilities.

NOTE G — COMMITMENTS AND CONTINGENT LIABILITIES

        Protective leases administrative and marketing office space in approximately 46 cities including Birmingham, with most leases being for periods of three to five years. The aggregate annual rent is approximately $7.8 million.

        Under insurance guaranty fund laws, in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Protective does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

        A number of civil jury verdicts have been returned against insurers and other providers of financial services involving the sales practices, alleged agent misconduct, failure to properly supervise representatives, and other matters. Increasingly these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive damages. In some states, including Alabama, (where Protective maintains its headquarters), juries have substantial discretion in awarding punitive and non-economic compensatory damages which creates the potential for unpredictable material adverse judgments in any given lawsuit. In addition, in some class action and other lawsuits, companies have made material settlement payments. Protective and its subsidiaries, like other financial service companies, in the ordinary course of business, are involved in such litigation or, alternatively in arbitration. Although the outcome of any litigation or arbitration cannot be predicted, Protective believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of Protective.

NOTE H — SHARE-OWNER'S EQUITY AND RESTRICTIONS

        At December 31, 2000, approximately $1,122.9 million of consolidated share-owner's equity, excluding net unrealized gains on investments, represented net assets of Protective and its subsidiaries that cannot be transferred to PLC. In addition, Protective and its subsidiaries are subject to various state statutory and regulatory restrictions on their ability to pay dividends to PLC. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to PLC by Protective in 2001 is estimated to be $83.6 million.

NOTE I — PREFERRED STOCK

        PLC owns all of the 2,000 shares of preferred stock issued by Protective's subsidiary, Protective Life and Annuity Insurance Company (PL&A). Prior to November 1998, the stock paid, when and if declared, annual minimum cumulative dividends of $50 per share, and noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1 million. PL&A paid no preferred dividends during 2000 or 1999. Dividends of $0.1 million were paid to PLC in 1998. Effective November 3, 1998, PL&A's articles of incorporation were amended such that the provision for an annual minimum cumulative dividend was removed.

NOTE J — RELATED PARTY MATTERS

        On August 6, 1990, PLC announced that its Board of Directors approved the formation of an Employee Stock Ownership Plan (ESOP). On December 1, 1990, Protective transferred to the ESOP 520,000 shares of PLC's common stock held by it in exchange for a note. The outstanding balance of the note, $4.8 million at December 31, 2000, is accounted for as a reduction to share-owner's equity. The stock will be used to match employee contributions to PLC's existing 401(k) Plan. The ESOP shares are dividend paying. Dividends on the shares are used to pay the ESOP's note to Protective.

        Protective leases furnished office space and computers to affiliates. Lease revenues were $4.0 million in 2000, $3.7 million in 1999, and $3.0 million in 1998. Protective purchases data processing, legal, investment and management services from affiliates. The costs of such services were $76.7 million, $69.2 million, and $56.2 million in 2000, 1999, and 1998, respectively. Commissions paid to affiliated marketing organizations of $12.0 million, $11.4 million, and $8.4 million in 2000, 1999, and 1998, respectively, were included in deferred policy acquisition costs.

        Certain corporations with which PLC's directors were affiliated paid Protective premiums and policy fees or other amounts for various types of insurance and investment products. Such premiums, policy fees, and other amounts totaled $50.9 million, $70.3 million and $28.6 million in 2000, 1999, and 1998, respectively. Protective and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $28.2 million, $16.7 million and $7.3 million in 2000, 1999, and 1998, respectively.

        For a discussion of indebtedness to related parties, see Note E.

NOTE K — OPERATING SEGMENTS

        Protective operates seven divisions each having a strategic focus which can be grouped into three general categories: life insurance, specialty insurance products, and retirement savings and investment products. Each division has a senior officer of Protective responsible for its operations. A division is generally distinguished by products and/or channels of distribution. A brief description of each division follows.

Life Insurance

        The Individual Life Division markets level premium term and term-like insurance, universal life, and variable universal life products on a national basis primarily through networks of independent insurance agents.

        The West Coast Division sells universal life and level premium term-like insurance products in the life insurance brokerage market and in the "bank owned life insurance" market.

        The Acquisitions Division focuses on acquiring, converting, and servicing policies acquired from other companies. The Division's primary focus is on life insurance policies sold to individuals.

Specialty Insurance Products

        The Dental Benefits Division's primary focus is on indemnity and prepaid dental products.

        The Financial Institutions Division specializes in marketing credit life and disability insurance products through banks, consumer finance companies and automobile dealers. The Division also offers automobile and recreational marine extended service contracts.

Retirement Savings and Investment Products

        The Stable Value Products Division markets guaranteed investment contracts to 401(k) and other qualified retirement savings plans. The Division also markets fixed and floating rate funding agreements (to the trustees of municipal bond proceeds, institutional investors, bank trust departments, and money market funds) and long-term annuity contracts.

        The Investment Products Division manufactures, sells, and supports fixed and variable annuity products. These products are primarily sold through stockbrokers, but are also sold through financial institutions and the Individual Life Division's sales force.

Corporate and Other

        Protective has an additional business segment herein referred to as Corporate and Other. The Corporate and Other segment primarily consists of net investment income and expenses not attributable to the Divisions above (including net investment income on unallocated capital and interest on substantially all debt). This segment also includes earnings from several lines of business which Protective is not actively marketing (mostly health insurance).

        Protective uses the same accounting policies and procedures to measure operating segment income and assets as it uses to measure its consolidated net income and assets. Operating segment income is generally income before income tax. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of deferred policy acquisition costs are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner which most appropriately reflects the operations of that segment. Unallocated realized investment gains (losses) are deemed not to be associated with any specific segment.

        Assets are allocated based on policy liabilities and deferred policy acquisition costs directly attributable to each segment.

        There are no significant intersegment transactions.

        The following table sets forth total operating segment income and assets for the periods shown. Adjustments represent the inclusion of unallocated realized investment gains (losses), the reclassification and tax effecting of pretax minority interest, and the recognition of income tax expense. There are no asset adjustments.

        In the first quarter of 2000, certain health insurance lines were transferred from the Dental Benefits Division to the Corporate and Other segment in order to reflect management's current focus. Prior period segment results have been restated to reflect the change.

(This page has been left blank intentionally)

(REPAGINATE SO SPREADING TABLES START ON EVEN PAGE.)

	Life Insurance			Specialty Insurance Products		Retirement Savings and Investment Products
Operating Segment Income	Individual Life	West Coast	Acquisitions	Dental Benefits	Financial Institutions	Stable Value Products	Investment Products
2000
Premiums and policy fees	$340,238	$147,482	$134,099	$294,564	$479,397		$30,127
Reinsurance ceded	(266,412)	(121,495)	(31,102)	(78,951)	(258,931)

Net of reinsurance ceded	73,826	25,987	102,997	215,613	220,466		30,127
Net investment income	60,629	91,688	116,940	8,913	46,464	$243,133	132,204
Realized investment gains (losses)						(6,556)	410
Other income	(1,379)		(4)	15,279	28,352		2,809

Total revenues	133,076	117,675	219,933	239,805	295,282	236,577	165,550

Benefits and settlement expenses	70,365	79,065	125,151	151,202	135,494	207,143	109,607
Amortization of deferred policy acquisition costs and goodwill	33,767	15,003	17,081	7,739	52,646	900	24,156
Other operating expenses	(10,495)	(12,760)	24,077	58,805	72,316	3,882	18,203

Total benefits and expenses	93,637	81,308	166,309	217,746	260,456	211,925	151,966

Income before income tax	39,439	36,367	53,624	22,059	34,826	24,652	13,584
Income tax expense

Net income

1999
Premiums and policy fees	$274,598	$87,226	$148,620	$217,661	$284,891		$24,248
Reinsurance ceded	(182,092)	(64,019)	(33,754)	(52,252)	(176,928)

Net of reinsurance ceded	92,506	23,207	114,866	165,409	107,963		24,248
Net investment income	59,916	78,128	129,806	11,141	24,121	$210,208	106,599
Realized investment gains (losses)						(549)	1,446
Other income	(2,250)	1,302	(9)	7,628	15,831		2,146

Total revenues	150,172	102,637	244,663	184,178	147,915	209,659	134,439

Benefits and settlement expenses	74,455	73,176	129,581	119,950	55,899	175,290	88,642
Amortization of deferred policy acquisition costs	23,434	6,047	19,444	8,219	24,718	744	19,820
Other operating expenses	20,850	(2,649)	31,178	37,674	44,728	4,709	14,617

Total benefits and expenses	118,739	76,574	180,203	165,843	125,345	180,743	123,079

Income before income tax	31,433	26,063	64,460	18,335	22,570	28,916	11,360
Income tax expense

Net income

1998
Premiums and policy fees	$228,701	$75,757	$125,329	$218,773	$301,230		$18,809
Reinsurance ceded	(102,533)	(53,377)	(28,594)	(85,753)	(188,958)

Net of reinsurance ceded	126,168	22,380	96,735	133,020	112,272		18,809
Net investment income	55,779	63,492	112,154	11,166	25,068	$213,136	105,827
Realized investment gains (losses)						1,609	1,318
Other income	70	6	1,713	4,848	10,302		1,799

Total revenues	182,017	85,878	210,602	149,034	147,642	214,745	127,753

Benefits and settlement expenses	106,308	54,617	112,051	101,586	52,629	178,745	85,045
Amortization of deferred policy acquisition costs	30,543	4,924	18,894	6,859	28,526	735	17,213
Other operating expenses	14,983	5,354	26,717	31,142	48,837	2,876	14,428

Total benefits and expenses	151,834	64,895	157,662	139,587	129,992	182,356	116,686

Income before income tax	30,183	20,983	52,940	9,447	17,650	32,389	11,067
Income tax expense

Net income

Operating Segment Assets
2000
Investments and other assets	$1,237,867	$1,576,577	$1,604,854	$192,906	$1,369,915	$3,340,099	$3,844,168
Deferred policy acquisition costs and goodwill	354,320	276,518	223,430	214,770	150,984	2,144	127,334

Total assets	$1,592,187	$1,853,095	$1,828,284	$407,676	$1,520,899	$3,342,243	$3,971,502

1999
Investments and other assets	$1,205,968	$1,343,517	$1,553,954	$197,673	$727,857	$2,766,178	$3,355,863
Deferred policy acquisition costs	379,117	200,605	235,903	25,819	51,339	1,156	117,577

Total assets	$1,585,085	$1,544,122	$1,789,857	$223,492	$779,196	$2,767,334	$3,473,440

1998
Investments and other assets	$1,076,202	$1,149,642	$1,600,123	$197,337	$645,909	$2,869,304	$2,542,536
Deferred policy acquisition costs	301,941	144,455	255,347	23,836	39,212	1,448	75,177

Total assets	$1,378,143	$1,294,097	$1,855,470	$221,173	$685,121	$2,870,752	$2,617,713

(1)	Adjustments represent the inclusion of unallocated realized investment gains (losses) and the recognition of income tax expense. There are no asset adjustments.

Operating Segment Income	Corporate and Other	Adjustments(1)	Total Consolidated
2000
Premiums and policy fees	$120,062		$1,545,969
Reinsurance ceded	(65,559)		(822,450)

Net of reinsurance ceded	54,503		723,519
Net investment income	(3,034)		696,937
Realized investment gains (losses)		$(8,453)	(14,599)
Other income	6,145		51,202

Total revenues	57,614		1,457,059

Benefits and settlement expenses	46,183		924,210
Amortization of deferred policy acquisition costs and goodwill	2,149		153,441
Other operating expenses	33,274		187,302

Total benefits and expenses	81,606		1,264,953

Income before income tax	(23,992)		192,106
Income tax expense		68,071	68,071

Net income			$124,035

1999
Premiums and policy fees	$100,012		$1,137,256
Reinsurance ceded	(28,988)		(538,033)

Net of reinsurance ceded	71,024		599,223
Net investment income	3,312		623,231
Realized investment gains (losses)		$3,863	4,760
Other income	2,454		27,102

Total revenues	76,790		1,254,316

Benefits and settlement expenses	54,534		771,527
Amortization of deferred policy acquisition costs	2,487		104,913
Other operating expenses	25,332		176,439

Total benefits and expenses	82,353		1,052,879

Income before income tax	(5,563)		201,437
Income tax expense		73,179	73,179

Net income			$128,258

1998
Premiums and policy fees	$58,741		$1,027,340
Reinsurance ceded			(459,215)

Net of reinsurance ceded	58,741		568,125
Net investment income	17,173		603,795
Realized investment gains (losses)		$(791)	2,136
Other income	1,463		20,201

Total revenues	77,377		1,194,257

Benefits and settlement expenses	39,515		730,496
Amortization of deferred policy acquisition costs	3,494		111,188
Other operating expenses	27,891		172,228

Total benefits and expenses	70,900		1,013,912

Income before income tax	6,477		180,345
Income tax expense		63,162	63,162

Net income			$117,183

Operating Segment Assets
2000
Investments and other assets	$428,951		$13,595,337
Deferred policy acquisition costs and goodwill	81,711		1,431,211

Total assets	$510,662		$15,026,548

1999
Investments and other assets	$418,609		$11,569,619
Deferred policy acquisition costs	8		1,011,524

Total assets	$418,617		$12,581,143

1998
Investments and other assets	$700,417		$10,781,470
Deferred policy acquisition costs	9		841,425

Total assets	$700,426		$11,622,895

(1)	Adjustments represent the inclusion of unallocated realized investment gains (losses) and the recognition of income tax expense. There are no asset adjustments.

NOTE L — EMPLOYEE BENEFIT PLANS

        PLC has a defined benefit pension plan covering substantially all of its employees. The plan is not separable by affiliates participating in the plan. However, approximately 86% of the participants in the plan are employees of Protective. The benefits are based on years of service and the employee's highest thirty-six consecutive months of compensation. PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum finding requirements of ERISA plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

        The actuarial present value of benefit obligations and the funded status of the plan taken as a whole at December 31 are as follows:

	2000	1999
Projected benefit obligation, beginning of the year	$36,530	$36,547
Service cost — benefits earned during the year	3,338	3,270
Interest cost — on projected benefit obligation	3,195	2,779
Actuarial gain (loss)	1,968	(5,729)
Plan amendment	833	32
Benefits paid	(326)	(369)

Projected benefit obligation, end of the year	45,538	36,530

Fair value of plan assets beginning of the year	34,420	25,147
Actual return on plan assets	(148)	2,594
Employer contribution	6,876	7,048
Benefits paid	(326)	(369)

Fair value of plan assets end of the year	40,822	34,420

Plan assets less than the projected benefit obligation	(4,716)	(2,110)
Unrecognized net actuarial loss from past experience different from that assumed	7,766	2,601
Unrecognized prior service cost	1,226	569
Unrecognized net transition asset		(17)

Net pension liability recognized in balance sheet	$4,276	$1,043

        Net pension cost of the defined benefit pension plan includes the following components for the years ended December 31:

	2000	1999	1998
Service cost	$3,338	$3,270	$2,585
Interest cost	3,195	2,779	2,203
Expected return on plan assets	(3,049)	(2,348)	(1,950)
Amortization of prior service cost	176	115	112
Amortization of transition asset	(17)	(17)	(17)
Recognized net actuarial loss		494	305

Net pension cost	$3,643	$4,293	$3,238

        Protective's share of the net pension cost was approximately $4.1 million, $3.6 million, and $2.6 million, in 2000, 1999, and 1998, respectively.

        Assumptions used to determine the benefit obligations as of December 31 were as follows:

	2000	1999	1998
Weighted average discount rate	7.50%	8.00%	6.75%
Rates of increase in compensation level	5.25%	5.75%	4.75%
Expected long-term rate of return on assets	8.50%	8.50%	8.50%

        At December 31, 2000, approximately $20.9 million of the assets of the pension plan were in a group annuity contract with Protective and therefore are included in the general assets of Protective. Approximately $19.9 million of the assets of the pension plan are invested in a collective trust managed by Northern Trust Corporation.

        Prior to July 1, 1999, upon retirement, the amount of pension plan assets vested in the retiree were used to purchase a single premium annuity from Protective in the retiree's name. Therefore, amounts presented above as plan assets exclude assets relating to such retirees. Beginning July 1, 1999, retiree obligations are being fulfilled from pension plan assets.

        PLC also sponsors an unfunded excess benefits plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed by federal income tax law. At December 31, 2000 and 1999, the projected benefit obligation of this plan totaled $14.3 million and $13.1 million, respectively, of which $10.1 million and $8.3 million, respectively, have been recognized in PLC's financial statements.

        Net pension cost of the excess benefits plan includes the following components for the years ended December 31:

	2000	1999	1998
Service cost	$736	$695	$611
Interest cost	1,067	887	722
Amortization of prior service cost	19	113	112
Amortization of transition asset	37	37	37
Recognized net actuarial loss	194	265	173

Net pension cost	$2,053	$1,997	$1,655

        In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. The postretirement benefit is provided by an unfunded plan. At December 31, 2000 and 1999, the liability for such benefits was approximately $1.2 million. The expense recorded by PLC was $0.1 million in 2000, 1999 and 1998. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

        Life insurance benefits for retirees are provided through the purchase of life insurance policies upon retirement from $10,000 up to a maximum of $75,000. This plan is partially funded at a maximum of $50,000 face amount of insurance.

        PLC sponsors a defined contribution retirement plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code. PLC established an Employee Stock Ownership Plan (ESOP) to match voluntary employee contributions to PLC's 401(k) Plan. In 1994, a stock bonus was added to the 401(k) Plan for employees who are not otherwise under a bonus or sales incentive plan. Expense related to the ESOP consists of the cost of the shares allocated to participating employees plus the interest expense on the ESOP's note payable to Protective less dividends on shares held by the ESOP. At December 31, 2000,

PLC had committed up to 143,229 shares to be released to fund employee benefits. The expense recorded by PLC for these employee benefits was less than $0.1 million in 2000, 1999, and 1998.

        PLC sponsors a deferred compensation plan for certain directors, officers, agents, and others. Compensation deferred is credited to the participants in cash, PLC Common Stock, or as a combination thereof.

NOTE M — STOCK BASED COMPENSATION

        Certain Protective employees participate in PLC's stock-based incentive plans and receive stock appreciation rights (SARs) from PLC.

        Since 1973, PLC has had stock-based incentive plans to motivate management to focus on PLC's long-range performance through the awarding of stock-based compensation. Under plans approved by share owners in 1997 and 1998, up to 5,000,000 shares may be issued in payment of awards.

        The criteria for payment of performance awards is based upon a comparison of PLC's average return on average equity and total rate of return over a four year award period (earlier upon the death, disability, or retirement of the executive, or in certain circumstances, of a change in control of PLC) to that of a comparison group of publicly held life and multiline insurance companies. If PLC's results are below the median of the comparison group, no portion of the award is earned. If PLC's results are at or above the 90th percentile, the award maximum is earned.

        In 1998 and 1999, 71,340 and 99,380 performance shares were awarded, respectively, having an estimated fair value on the grant date of $2.3 million and $3.4 million, respectively. In 2000, 3,330 performance shares and 513,618 stock appreciation rights (SARs) were awarded, having a combined estimated fair value on the grant date of $3.7 million. The SARs, if earned, expire after ten years.

        A performance share is equivalent in value to one share of PLC Common Stock. With respect to SARs, PLC will pay an amount equal to the difference between the specified base price of PLC's Common Stock and the market value at the exercise date. Awards are paid in shares of PLC Common Stock. At December 31, 2000, outstanding awards measured at maximum payouts were 398,878 performance shares and 793,236 SARs.

        During 1996 and 2000, SARs were granted to certain officers of PLC to provide long-term incentive compensation based solely on the performance of PLC's Common Stock. The SARs are exercisable after five years (earlier upon the death, disability, or retirement of the officer, or in certain circumstances, of a change in control of PLC) and expire after ten years or upon termination of employment. In 2000, 217,500 SARs were awarded, having an estimated fair value on the grant date of $1.5 million. The number of SARs granted in 1996 and 2000 outstanding at December 31, 2000, was 660,000 and 215,000, respectively.

        The 1996 SARs have a base price of $17.4375. The 2000 SARs have a base price of $22.31. The fair value of the 2000 SARs was estimated using a Black-Sholes option pricing model. Assumptions used in the model were as follows: expected volatility of 23.65% (approximately equal to that of the S&P Life Insurance Index), a risk-free interest rate of 6.5%, a dividend rate of 2.15%, and an expected exercise date of March 7, 2007.

        The expense recorded by PLC for its stock-based compensation plans was $4.1 million, $4.0 million, and $3.3 million in 2000, 1999, and 1998, respectively.

NOTE N — REINSURANCE

        Protective reinsures certain of its risks with, and assumes risks from other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, Protective generally pays specific premiums to the reinsurer and receives specific amounts from the reinsurer as reimbursement for certain expenses. Coinsurance agreements are accounted for by passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate part of the premiums less commissions and is liable for a corresponding part of all benefit payments. Modified coinsurance is accounted for similarly to coinsurance except that the liability for future policy benefits is held by the original company, and settlements are made on a net basis between the companies. A substantial portion of Protective's new life insurance and credit insurance sales are being reinsured. Protective reviews the financial condition of its reinsurers and monitors the amount of reinsurance it has with its reinsurers.

        Protective has reinsured approximately $126.0 billion, $93.5 billion, and $64.8 billion in face amount of life insurance risks with other insurers representing $496.4 million, $364.7 million, and $294.4 million of premium income for 2000, 1999, and 1998, respectively. Protective has also reinsured accident and health risks representing $262.2 million, $172.8 million, and $164.8 million of premium income for 2000, 1999, and 1998, respectively. In 2000 and 1999, policy and claim reserves relating to insurance ceded of $988.4 million and $739.3 million respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, obligation to pay such claim would remain with Protective. At December 31, 2000 and 1999, Protective had paid $33.5 million and $46.8 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, at December 31, 2000, Protective had receivables of $78.2 million related to insurance assumed.

NOTE O — ESTIMATED FAIR VALUES OF FINANCIAL INSTRUMENTS

        The carrying amount and estimated fair values of Protective's financial instruments at December 31 are as follows:

	2000		1999
	Carrying Amount	Estimated Fair Values	Carrying Amount	Estimated Fair Values
Assets (see Notes A and C):
Investments:
Fixed maturities	$7,390,110	$7,390,110	$6,304,554	$6,304,554
Equity securities	41,792	41,792	30,696	30,696
Mortgage loans on real estate	2,268,224	2,385,174	1,946,690	1,909,026
Short-term investments	172,699	172,699	81,171	81,171
Liabilities (see Notes A and E):
Stable value account balances	3,177,863	3,250,991	2,680,009	2,649,616
Annuity account balances	1,916,894	1,893,749	1,639,231	1,598,993
Notes payable	2,315	2,315	2,338	2,338
Other (see Note A):
Derivative Financial Instruments	(6,079)	(13,011)	5,273	3,564

        Except as noted below, fair values were estimated using quoted market prices. Protective estimates the fair value of its mortgage loans using discounted cash flows from the next call date. Protective believes the fair value of its short-term investments and notes payable to banks approximates book value due to either being short-term or having a variable rate of interest. Protective estimates the fair value of its guaranteed investment contracts and annuities using discounted cash flows and surrender values, respectively. Protective believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity, and policy loans are often repaid by reductions to policy benefits.

        Protective estimates the fair value of its derivative financial instruments using market quotes or derivative pricing models. The fair value represents the net amount of cash Protective would have received (or paid) had the contracts been terminated on December 31.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F	COL. G	COL. H	COL. I	COL. J
Segment	Deferred Policy Acquisition Costs	Future Policy Benefits and Claims	Unearned Premiums	Stable Value and Annuity Deposits and Other Policyholders' Funds	Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisition Costs	Other Operating Expenses(1)
Year Ended December 31, 2000:
Life Insurance
Individual Life	$354,320	$1,222,673	$315	$14,878	$73,826	$60,629	$70,365	$33,767	$(10,495)
West Coast	276,518	1,499,173	0	86,227	25,987	91,688	79,065	15,003	(12,760)
Acquisitions	223,430	1,364,830	484	238,465	102,997	116,940	125,151	17,081	24,077
Specialty Insurance Products
Dental Benefits	11,788	95,665	2,602	63,351	215,613	8,913	151,202	6,386	60,158
Financial Institutions	112,135	294,458	929,943	3,945	220,466	46,464	135,494	50,132	74,830
Retirement Savings and Investment Products
Stable Value Products	2,144	162,236	0	3,177,863	0	243,133	207,143	900	3,882
Investment Products	127,334	306,021	0	1,633,203	30,127	132,204	109,607	24,156	18,203
Corporate and Other	81,711	88,341	2,261	2,161	54,503	(3,034)	46,183	2,149	33,274

TOTAL	$1,189,380	$5,033,397	$935,605	$5,220,093	$723,519	$696,937	$924,210	$149,574	$191,169

Year Ended December 31, 1999:
Life Insurance
Individual Life	$379,117	$1,210,188	$338	$17,159	$92,506	$59,916	$74,455	$23,434	$20,851
West Coast	200,605	1,279,554	0	74,831	23,208	78,126	73,176	6,047	(2,649)
Acquisitions	235,903	1,374,445	558	260,267	114,866	129,806	129,581	19,444	31,178
Specialty Insurance Products
Dental Benefits	25,819	126,592	2,994	74,204	165,409	11,141	119,950	5,534	40,359
Financial Institutions	51,339	150,888	503,735	9,044	107,962	24,122	55,899	24,718	44,728
Retirement Savings and Investment Products
Stable Value Products	1,156	167,415	0	2,680,009	0	210,209	175,290	744	4,708
Investment Products	117,577	254,492	0	1,320,453	24,248	106,599	88,642	19,820	14,617
Corporate and Other	8	2,852	34	88	71,024	3,312	54,534	5,172	22,647

TOTAL	$1,011,524	$4,566,426	$507,659	$4,436,055	$599,223	$623,231	$771,527	$104,913	$176,439

Year Ended December 31, 1998:
Life Insurance
Individual Life	$301,941	$1,054,253	$355	$10,802	$126,168	$55,779	$106,308	$30,543	$14,983
West Coast	144,455	1,006,280	0	77,254	22,380	63,492	54,617	4,924	5,354
Acquisitions	255,347	1,383,759	553	233,846	96,735	112,154	112,051	18,894	26,717
Specialty Insurance Products
Dental Benefits	23,836	111,916	3,341	78,224	133,020	11,166	101,586	4,171	33,830
Financial Institutions	39,212	215,451	385,006	105,434	112,272	25,068	52,629	28,526	48,837
Retirement Savings and Investment Products
Stable Value Contracts	1,448	172,674	0	2,691,697	0	213,136	178,745	735	2,876
Investment Products	75,177	194,726	0	1,233,528	18,809	105,827	85,045	17,213	14,428
Corporate and Other	9	944	39	88	58,741	17,173	39,515	6,182	25,203

TOTAL	$841,425	$4,140,003	$389,294	$4,430,873	$568,125	$603,795	$730,496	$111,188	$172,228

(1)	Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

S-1

SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(Dollars in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year Ended December 31, 2000:
Life insurance in force	$153,371,754	$128,374,583	$17,050,342	$42,047,513	40.6%

Premiums and policy fees:
Life insurance	$691,153	$496,715	$112,669	$307,107	36.7%
Accident and health insurance	545,240	261,940	24,393	307,693	7.9%
Property and liability insurance	159,346	63,795	13,168	108,719	12.1%

TOTAL	$1,395,739	$822,450	$150,230	$723,519

Year Ended December 31, 1999:
Life insurance in force	$112,726,959	$92,566,755	$17,089,627	$37,249,831	45.9%

Premiums and policy fees:
Life insurance	$540,430	$364,680	$131,855	$307,605	42.9%
Accident and health insurance	403,491	172,852	27,266	257,905	10.6%
Property and liability insurance	34,104	501	110	33,713	0.3%

TOTAL	$978,025	$538,033	$159,231	$599,223

Year Ended December 31, 1998:
Life insurance in force	$91,980,657	$64,846,246	$18,010,434	$45,144,845	39.9%

Premiums and policy fees:
Life insurance	$537,002	$294,363	$87,965	$330,604	26.6%
Accident and health insurance	361,705	164,852	14,279	211,132	6.8%
Property and liability insurance	26,389			26,389	0.0%

TOTAL	$925,096	$459,215	$102,244	$568,125

S-2

Appendix A

Example of Death Benefit Computations

        For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. A Policy with a $50,000 Face Amount will generally pay $50,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. Each additional dollar added to Policy Value above $20,000 will increase the Death Benefit by $2.50. A Policy with a $50,000 Face Amount and a Policy Value of $30,000 will provide Death Benefit of $75,000 ($30,000 x 250%); a Policy Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); a Policy Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%).

        Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

        The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Policy Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

TABLE OF FACE AMOUNT PERCENTAGES

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243%	51	178%	61	128%	71	113%
42	236%	52	171%	62	126%	72	111%
43	229%	53	164%	63	124%	73	109%
44	222%	54	157%	64	122%	74	107%
45	215%	55	150%	65	120%	75-90	105%
46	209%	56	146%	66	119%	91	104%
47	203%	57	142%	67	118%	92	103%
48	197%	58	138%	68	117%	93	102%
49	191%	59	134%	69	116%	94	101%
						95+	100%

A-1

QuickLinks

PROSPECTUS CONTENTS
DEFINITIONS OF TERMS
SUMMARY AND DIAGRAM OF THE POLICY
EXPENSE TABLE
GENERAL INFORMATION ABOUT PROTECTIVE LIFE, THE VARIABLE ACCOUNT AND THE FUNDS
  Protective Life Insurance Company
  Protective Variable Life Separate Account
  The Funds
  Other Information about the Funds
  Other Investors in the Funds
  Addition, Deletion or Substitution of Investments
  Voting Rights
THE POLICY
  Purchasing a Policy
  Cancellation Privilege
  Premiums
  Premium Allocations
  Policy Lapse and Reinstatement
CALCULATION OF POLICY VALUES
  Variable Account Value
  Guaranteed Account Value
POLICY BENEFITS
  Transfers of Policy Values
  Policy Value Credit — Protective Preserver
  Surrender Privilege
  Withdrawal Privilege
  Policy Loans
  Death Benefit Proceeds
  Settlement Options
THE GUARANTEED ACCOUNT
  The Guaranteed Account
  Interest Credited on Guaranteed Account
  Guaranteed Account Value
  Payments from the Guaranteed Account
CHARGES AND DEDUCTIONS
  Monthly Deductions
  Annual Maintenance Fee
  Transfer Fee
  Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge
  Fund Expenses
  Exchange Privilege
  Effect of the Exchange Offer
ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES, DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS
OTHER POLICY BENEFITS AND PROVISIONS
  Limits on Rights to Contest the Policy
  Changes in the Policy or Benefits
  Suspension or Delay in Payments
  Reports to Policy Owners
  Assignment
  Arbitration
  Supplemental Riders and Endorsements Supplemental Riders
  Reinsurance
USES OF THE POLICY
TAX CONSIDERATIONS
  Introduction
  Tax Status of Protective
  Taxation of Life Insurance Policies
  Policies Which Are MECs
  Policies Which Are Not MECs
  Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider
  Actions to Ensure Compliance with the Tax Law
  Other Considerations
  Disallowance of Interest Deductions
  Federal Income Tax Withholding
OTHER INFORMATION ABOUT THE POLICIES AND PROTECTIVE LIFE
  Sale of the Policies
  Corporate Purchasers
  Recent Developments
  Protective Directors and Executive Officers
  State Regulation
  Additional Information
  Independent Accountants
  Experts
  IMSA
  Legal Matters
  Financial Statements
INDEX TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT ACCOUNTANTS
REPORT OF INDEPENDENT ACCOUNTANTS
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
CONSOLIDATED CONDENSED BALANCE SHEETS
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
REPORT OF INDEPENDENT ACCOUNTANTS
CONSOLIDATED STATEMENTS OF INCOME
CONSOLIDATED BALANCE SHEETS
CONSOLIDATED STATEMENTS OF SHARE-OWNER'S EQUITY
CONSOLIDATED STATEMENTS OF CASH FLOWS
Appendix A